UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03221

Fidelity Charles Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2021

Item 1.

Reports to Stockholders

Fidelity Asset Manager® Funds - 20%, 30%, 40%, 50%, 60%, 70%, 85%

Annual Report

September 30, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity Asset Manager® 20%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 30%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 40%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 50%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 60%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 70%
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Asset Manager® 85%
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity Asset Manager® 20%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.76%	3.60%	4.04%
Class M (incl. 3.50% sales charge)	2.86%	3.82%	4.01%
Class C (incl. contingent deferred sales charge)	5.10%	4.03%	4.02%
Fidelity Asset Manager® 20%	7.24%	5.16%	4.98%
Class I	7.17%	5.09%	4.92%
Class Z	7.27%	5.16%	4.96%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 20%, a class of the fund, on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,252	Fidelity Asset Manager® 20%
$13,455	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Fidelity Asset Manager® 30%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.65%	5.08%	5.45%
Class M (incl. 3.50% sales charge)	6.00%	5.32%	5.43%
Class C (incl. contingent deferred sales charge)	8.17%	5.51%	5.44%
Fidelity Asset Manager® 30%	10.43%	6.66%	6.42%
Class I	10.41%	6.61%	6.35%
Class Z	10.44%	6.66%	6.38%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 30%, a class of the fund, on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$18,625	Fidelity Asset Manager® 30%
$13,455	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Fidelity Asset Manager® 40%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.56%	6.41%	6.71%
Class M (incl. 3.50% sales charge)	8.85%	6.65%	6.68%
Class C (incl. contingent deferred sales charge)	11.24%	6.86%	6.68%
Fidelity Asset Manager® 40%	13.38%	8.01%	7.67%
Class I	13.42%	7.99%	7.63%
Class Z	13.49%	8.03%	7.65%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 40%, a class of the fund, on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$20,933	Fidelity Asset Manager® 40%
$13,455	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Fidelity Asset Manager® 50%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.32%	7.60%	7.80%
Class M (incl. 3.50% sales charge)	11.64%	7.83%	7.79%
Class C (incl. contingent deferred sales charge)	14.12%	8.06%	7.79%
Fidelity Asset Manager® 50%	16.36%	9.22%	8.79%
Class I	16.30%	9.17%	8.73%
Class Z	16.43%	9.24%	8.76%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 50%, a class of the fund, on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,215	Fidelity Asset Manager® 50%
$46,586	S&P 500® Index

Fidelity Asset Manager® 60%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.07%	8.75%	8.88%
Class M (incl. 3.50% sales charge)	14.51%	9.02%	8.87%
Class C (incl. contingent deferred sales charge)	17.02%	9.23%	8.87%
Fidelity Asset Manager® 60%	19.28%	10.41%	9.88%
Class I	19.20%	10.36%	9.83%
Class Z	19.35%	10.43%	9.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 60%, a class of the fund, on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,650	Fidelity Asset Manager® 60%
$46,586	S&P 500® Index

Fidelity Asset Manager® 70%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	14.98%	9.91%	9.95%
Class M (incl. 3.50% sales charge)	17.45%	10.16%	9.93%
Class C (incl. contingent deferred sales charge)	20.12%	10.39%	9.93%
Fidelity Asset Manager® 70%	22.39%	11.56%	10.95%
Class I	22.37%	11.53%	10.91%
Class Z	22.48%	11.60%	10.94%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 70%, a class of the fund, on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See (above) (previous page) for additional information regarding the performance of Fidelity Asset Manager® 70%.

Period Ending Values
$28,260	Fidelity Asset Manager® 70%
$46,586	S&P 500® Index

Fidelity Asset Manager® 85%

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	19.31%	11.68%	11.60%
Class M (incl. 3.50% sales charge)	21.88%	11.91%	11.54%
Class C (incl. contingent deferred sales charge)	24.65%	12.16%	11.58%
Fidelity Asset Manager® 85%	27.00%	13.35%	12.59%
Class I	26.93%	13.31%	12.56%
Class Z	27.11%	13.39%	12.61%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager® 85%, a class of the fund, on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,727	Fidelity Asset Manager® 85%
$46,586	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending September 30, 2021, global financial markets were influenced by several factors, including the broader reopening of businesses, an improved outlook for global economic growth, fiscal and monetary stimulus from U.S. and foreign governments, and the widespread distribution of COVID-19 vaccines. This backdrop was supportive of global equities until early September, when volatility and negative sentiment rose amid inflationary pressure, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus.

The MSCI ACWI (All Country World Index) ex USA Index gained 24.10% the past year, reflecting a -3.18 return in September. By region, Canada (+35%) led the way for the 12 months, followed by the U.K. (+31%), Europe ex U.K. and Asia Pacific ex Japan (+27% each). Conversely, emerging markets (+19%) and Japan (+22%) lagged. By sector, energy (+57%) fared best by a wide margin. Financials (+43%) and information technology (+37%) also stood out, while industrials (+29%) and materials (+28%) topped the index to a lesser degree. In contrast, communication services, consumer staples and consumer discretionary (+10% each) notably trailed the index.

The Dow Jones U.S. Total Stock Market Index gained 32.13% the past 12 months. Among sectors, energy (+90%) was the top performer. Financials (+61%), communication services (+39%) and real estate (+33%) also showed strength. In contrast, the defensive-oriented utilities and consumer staples sectors (+12% each) lagged most. Small-cap stocks, as measured by the Russell 2000® Index (+47.68%), handily topped the large-cap-oriented S&P 500® index (+30.00%). From a style standpoint, value stocks outpaced growth among all market capitalizations. Commodities, as measured by the Bloomberg Commodity Index Total Return, rose 42.29% for the 12 months.

Within fixed income, U.S. taxable investment-grade bonds returned -0.90%, according to the Bloomberg U.S. Aggregate Bond Index. Corporate bonds rose 1.45%, topping the -3.30% return of U.S. Treasuries. Mortgage-backed securities and agency securities returned -0.43% and -0.70%, respectively. Short-term (3-6 month) Treasuries gained 0.08%. Outside the index, U.S. corporate high-yield bonds (+11.46%), leveraged loans (+8.82%), Treasury Inflation-Protected Securities (+5.19%) and emerging-markets debt (+3.88%) all gained ground.

Comments from Portfolio Manager Avishek Hazrachoudhury:  For the fiscal year ending September 30, 2021, the share classes of the seven Asset Manager Funds (excluding sales charges, if applicable) posted gains ranging from about 7% to 27% and outpaced their respective Composite benchmarks. Both asset allocation and security selection fueled the Funds’ relative results the past 12 months. Overall, our strategy of underweighting cash to fund positions in risk assets, in both equity and fixed-income markets, paid off. On the equity side, our core allocation strategy – a roughly equal weighting in U.S. stocks, an underweighting in international developed-markets (DM) equities and an overweighting in emerging-markets (EM) stocks, on average, – aided the Funds’ relative performance. A small out-of-benchmark position in REITs (real estate investment trusts) provided a further boost to performance across the Funds. Exposure to commodity-related securities also helped in all but the 70% and 85% Funds. In those portfolios, a modest position in the stocks of gold mining companies, via Van Eck Vectors® Gold Miners ETF – also outside the Funds’ benchmarks – detracted. Turning to fixed income, our strategy of underweighting investment-grade (IG) debt in favor of out-of-benchmark exposure to high-yield bonds, bank loans, Treasury Inflation-Protected Securities, EM debt, long-term U.S. Treasuries and international credit helped relative performance across the Funds. A smaller-than-benchmark allocation in IG bonds proved particularly advantageous, since this category underperformed most other asset classes this period. However, our position in U.S. Treasuries detracted due to a substantial increase in longer-dated bond yields, partially offseting the positive overall impact of our fixed-income positioning. In terms of security selection, picks in IG bonds and high-yield corporate credit, as well as stocks in both U.S. and international markets, all added value this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Asset Manager® 20%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Five Bond Issuers as of September 30, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	12.8
Freddie Mac	2.6
Uniform Mortgage Backed Securities	2.5
Ginnie Mae	2.3
Fannie Mae	1.8
22.0

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	22.3%
AAA,AA,A	6.5%
BBB	10.6%
BB and Below	5.9%
Not Rated	2.8%
Equities*	26.5%
Short-Term Investments and Net Other Assets	25.4%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Top Five Stocks as of September 30, 2021

% of fund's net assets
Microsoft Corp.	1.0
Apple, Inc.	0.9
Alphabet, Inc. Class A	0.8
Amazon.com, Inc.	0.5
Facebook, Inc. Class A	0.4
3.6

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Financials	29.2
Information Technology	6.2
Communication Services	4.5
Consumer Discretionary	3.8
Health Care	3.6

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stock Class and Equity Futures*	26.3%
Bond Class	47.9%
Short-Term Class	25.8%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.5%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 13.8% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 20%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Central Funds - 26.3%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	18,403,894	$92,939,665
Fidelity Emerging Markets Equity Central Fund (a)	600,729	166,846,598
Fidelity International Equity Central Fund (a)	2,213,948	236,560,300
Fidelity Real Estate Equity Central Fund (a)	658,794	92,883,360
Fidelity U.S. Equity Central Fund (a)	8,177,006	1,083,698,613
TOTAL EQUITY CENTRAL FUNDS
(Cost $914,980,786)		1,672,928,536

Fixed-Income Central Funds - 47.8%
High Yield Fixed-Income Funds - 4.0%
Fidelity Emerging Markets Debt Central Fund (a)	1,544,735	14,087,986
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	135,912	13,637,451
Fidelity Floating Rate Central Fund (a)	1,448,971	146,201,187
Fidelity High Income Central Fund (a)	711,388	82,065,669

TOTAL HIGH YIELD FIXED-INCOME FUNDS		255,992,293

Investment Grade Fixed-Income Funds - 43.8%
Fidelity Inflation-Protected Bond Index Central Fund (a)	1,480,517	168,009,085
Fidelity International Credit Central Fund (a)	828,125	84,468,784
Fidelity Investment Grade Bond Central Fund (a)	22,097,039	2,530,110,915

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		2,782,588,784

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $2,750,898,135)		3,038,581,077

Money Market Central Funds - 23.4%
Fidelity Cash Central Fund 0.06% (b)	426,607,383	426,692,704
Fidelity Money Market Central Fund 0.17% (b)	1,059,257,144	1,059,257,144
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $1,485,949,581)		1,485,949,848
	Principal Amount	Value

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 10/14/21 to 12/9/21 (c)
(Cost $25,808,154)	25,810,000	25,808,661
	Shares	Value

Investment Companies - 2.1%
iShares 20+ Year Treasury Bond ETF
(Cost $142,843,942)	949,561	137,040,644
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $5,320,480,598)		6,360,308,766
NET OTHER ASSETS (LIABILITIES) - 0.0%		826,493
NET ASSETS - 100%		$6,361,135,259

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,020	Dec. 2021	$219,185,250	$9,448,530	$9,448,530
ICE E-mini MSCI EAFE Index Contracts (United States)	549	Dec. 2021	62,229,150	2,946,168	2,946,168
ICE MSCI Emerging Markets Index Contracts (United States)	2,339	Dec. 2021	145,672,920	6,878,433	6,878,433
TOTAL FUTURES CONTRACTS					$19,273,131

The notional amount of futures sold as a percentage of Net Assets is 6.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $325,540,995.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $24,843,670.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$44,516,777	$1,080,136,709	$697,961,242	$65,506	$460	$--	$426,692,704	0.6
Fidelity Commodity Strategy Central Fund	--	95,623,054	4,278,042	15,118,383	(4,838)	1,599,491	92,939,665	11.6
Fidelity Emerging Markets Debt Central Fund	51,221,082	10,809,904	49,119,207	1,919,760	(2,921,177)	4,097,384	14,087,986	0.5
Fidelity Emerging Markets Debt Local Currency Central Fund	25,892,781	721,298	13,247,000	721,298	262,943	7,429	13,637,451	14.1
Fidelity Emerging Markets Equity Central Fund	192,441,857	47,520,249	109,125,306	3,818,037	15,640,887	20,368,911	166,846,598	8.8
Fidelity Floating Rate Central Fund	25,670,044	122,692,846	4,283,477	2,750,894	42,646	2,079,128	146,201,187	5.3
Fidelity High Income Central Fund	98,921,826	18,377,998	44,715,773	5,015,321	4,743,946	4,737,672	82,065,669	3.4
Fidelity Inflation-Protected Bond Index Central Fund	331,652,697	51,405,723	223,639,564	3,299,390	13,772,822	(5,182,593)	168,009,085	14.3
Fidelity International Credit Central Fund	83,267,677	16,032,821	12,787,845	4,723,221	249,007	(2,292,876)	84,468,784	14.5
Fidelity International Equity Central Fund	183,832,195	39,385,032	37,576,663	3,828,834	2,587,445	48,332,291	236,560,300	6.2
Fidelity Investment Grade Bond Central Fund	2,503,803,771	486,070,937	371,038,129	114,647,427	(6,476,452)	(82,249,212)	2,530,110,915	7.7
Fidelity Money Market Central Fund 0.17%	1,087,204,479	133,055,323	161,002,658	1,970,098	--	--	1,059,257,144	79.5
Fidelity Real Estate Equity Central Fund	26,375,490	85,494,558	38,675,278	1,343,867	3,711,097	15,977,493	92,883,360	5.7
Fidelity Securities Lending Cash Central Fund 0.06%	--	382,919,906	382,919,906	144,065	--	--	--	0.0
Fidelity U.S. Equity Central Fund	845,131,290	220,664,586	266,791,141	15,393,898	14,467,694	270,226,184	1,083,698,613	4.0
Total	$5,499,931,966	$2,790,910,944	$2,417,161,231	$174,759,999	$46,076,480	$277,701,302	$6,197,459,461

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$1,672,928,536	$1,672,928,536	$--	$--
Fixed-Income Central Funds	3,038,581,077	3,038,581,077	--	--
Money Market Central Funds	1,485,949,848	1,485,949,848	--	--
U.S. Treasury Obligations	25,808,661	--	25,808,661	--
Investment Companies	137,040,644	137,040,644	--	--
Total Investments in Securities:	$6,360,308,766	$6,334,500,105	$25,808,661	$--
Derivative Instruments:
Assets
Futures Contracts	$19,273,131	$19,273,131	$--	$--
Total Assets	$19,273,131	$19,273,131	$--	$--
Total Derivative Instruments:	$19,273,131	$19,273,131	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$19,273,131	$0
Total Equity Risk	19,273,131	0
Total Value of Derivatives	$19,273,131	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.2%
Cayman Islands	2.8%
United Kingdom	2.0%
Others (Individually Less Than 1%)	9.0%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 20%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $168,652,096)	$162,849,305
Fidelity Central Funds (cost $5,151,828,502)	6,197,459,461
Total Investment in Securities (cost $5,320,480,598)		$6,360,308,766
Cash		1,692
Receivable for investments sold		643,802
Receivable for fund shares sold		4,110,357
Distributions receivable from Fidelity Central Funds		19,550
Receivable for daily variation margin on futures contracts		1,733,725
Prepaid expenses		9,274
Total assets		6,366,827,166
Liabilities
Payable for fund shares redeemed	$2,876,891
Accrued management fee	2,121,099
Transfer agent fee payable	434,365
Distribution and service plan fees payable	47,808
Other affiliated payables	102,500
Other payables and accrued expenses	109,244
Total liabilities		5,691,907
Net Assets		$6,361,135,259
Net Assets consist of:
Paid in capital		$5,569,081,060
Total accumulated earnings (loss)		792,054,199
Net Assets		$6,361,135,259
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($62,956,802 ÷ 4,271,709 shares)(a)		$14.74
Maximum offering price per share (100/94.25 of $14.74)		$15.64
Class M:
Net Asset Value and redemption price per share ($31,761,508 ÷ 2,160,326 shares)(a)		$14.70
Maximum offering price per share (100/96.50 of $14.70)		$15.23
Class C:
Net Asset Value and offering price per share ($25,803,869 ÷ 1,766,497 shares)(a)		$14.61
Asset Manager 20%:
Net Asset Value, offering price and redemption price per share ($4,723,409,580 ÷ 319,912,973 shares)		$14.76
Class I:
Net Asset Value, offering price and redemption price per share ($31,374,491 ÷ 2,124,950 shares)		$14.76
Class Z:
Net Asset Value, offering price and redemption price per share ($1,485,829,009 ÷ 100,681,086 shares)		$14.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$1,204,255
Interest		5,318
Income from Fidelity Central Funds (including $144,065 from security lending)		107,200,563
Total income		108,410,136
Expenses
Management fee	$24,156,236
Transfer agent fees	4,600,047
Distribution and service plan fees	555,923
Accounting fees	1,215,961
Custodian fees and expenses	13,553
Independent trustees' fees and expenses	16,948
Registration fees	239,541
Audit	39,353
Legal	9,663
Interest	83
Miscellaneous	26,769
Total expenses before reductions	30,874,077
Expense reductions	(31,923)
Total expenses after reductions		30,842,154
Net investment income (loss)		77,567,982
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	975,003
Fidelity Central Funds	46,076,480
Futures contracts	(73,826,059)
Capital gain distributions from Fidelity Central Funds	67,559,436
Total net realized gain (loss)		40,784,860
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(7,411,415)
Fidelity Central Funds	277,701,302
Futures contracts	20,111,235
Total change in net unrealized appreciation (depreciation)		290,401,122
Net gain (loss)		331,185,982
Net increase (decrease) in net assets resulting from operations		$408,753,964

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,567,982	$87,698,747
Net realized gain (loss)	40,784,860	191,142
Change in net unrealized appreciation (depreciation)	290,401,122	224,713,482
Net increase (decrease) in net assets resulting from operations	408,753,964	312,603,371
Distributions to shareholders	(110,397,850)	(138,422,178)
Share transactions - net increase (decrease)	531,844,334	233,939,412
Total increase (decrease) in net assets	830,200,448	408,120,605
Net Assets
Beginning of period	5,530,934,811	5,122,814,206
End of period	$6,361,135,259	$5,530,934,811

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 20% Class A

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.00	$13.51	$13.40	$13.55	$13.24
Income from Investment Operations
Net investment income (loss)A	.14	.18	.26	.20	.16
Net realized and unrealized gain (loss)	.82	.62	.36	.11	.37
Total from investment operations	.96	.80	.62	.31	.53
Distributions from net investment income	(.11)	(.19)	(.26)	(.19)	(.16)
Distributions from net realized gain	(.12)	(.13)	(.24)	(.27)	(.07)
Total distributions	(.22)B	(.31)B	(.51)B	(.46)	(.22)B
Net asset value, end of period	$14.74	$14.00	$13.51	$13.40	$13.55
Total ReturnC,D	6.91%	6.04%	4.85%	2.36%	4.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.82%	.83%	.84%	.84%
Expenses net of fee waivers, if any	.81%	.82%	.83%	.84%	.84%
Expenses net of all reductions	.81%	.82%	.83%	.84%	.83%
Net investment income (loss)	.97%	1.34%	1.97%	1.49%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$62,957	$50,633	$45,153	$39,089	$39,787
Portfolio turnover rateG	25%	25%	41%	24%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20% Class M

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.97	$13.48	$13.37	$13.52	$13.21
Income from Investment Operations
Net investment income (loss)A	.10	.15	.23	.16	.13
Net realized and unrealized gain (loss)	.82	.62	.35	.12	.37
Total from investment operations	.92	.77	.58	.28	.50
Distributions from net investment income	(.07)	(.15)	(.23)	(.16)	(.12)
Distributions from net realized gain	(.12)	(.13)	(.24)	(.27)	(.07)
Total distributions	(.19)	(.28)	(.47)	(.43)	(.19)
Net asset value, end of period	$14.70	$13.97	$13.48	$13.37	$13.52
Total ReturnB,C	6.60%	5.79%	4.58%	2.10%	3.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.07%	1.08%	1.08%	1.10%	1.10%
Expenses net of fee waivers, if any	1.07%	1.07%	1.08%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.07%	1.08%	1.10%	1.10%
Net investment income (loss)	.72%	1.09%	1.72%	1.23%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$31,762	$27,366	$25,696	$22,133	$22,474
Portfolio turnover rateF	25%	25%	41%	24%	22%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20% Class C

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.91	$13.43	$13.32	$13.47	$13.17
Income from Investment Operations
Net investment income (loss)A	.03	.08	.16	.10	.06
Net realized and unrealized gain (loss)	.82	.61	.36	.11	.36
Total from investment operations	.85	.69	.52	.21	.42
Distributions from net investment income	(.03)	(.09)	(.16)	(.09)	(.06)
Distributions from net realized gain	(.12)	(.13)	(.24)	(.27)	(.07)
Total distributions	(.15)	(.21)B	(.41)B	(.36)	(.12)B
Net asset value, end of period	$14.61	$13.91	$13.43	$13.32	$13.47
Total ReturnC,D	6.10%	5.22%	4.06%	1.59%	3.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.57%	1.58%	1.59%	1.59%	1.59%
Expenses net of fee waivers, if any	1.57%	1.58%	1.59%	1.59%	1.59%
Expenses net of all reductions	1.57%	1.58%	1.59%	1.59%	1.59%
Net investment income (loss)	.22%	.59%	1.21%	.74%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$25,804	$24,940	$21,588	$26,000	$28,217
Portfolio turnover rateG	25%	25%	41%	24%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20%

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.02	$13.54	$13.42	$13.57	$13.26
Income from Investment Operations
Net investment income (loss)A	.19	.23	.30	.24	.20
Net realized and unrealized gain (loss)	.82	.61	.37	.12	.37
Total from investment operations	1.01	.84	.67	.36	.57
Distributions from net investment income	(.15)	(.23)	(.31)	(.24)	(.20)
Distributions from net realized gain	(.12)	(.13)	(.24)	(.27)	(.07)
Total distributions	(.27)	(.36)	(.55)	(.51)	(.26)B
Net asset value, end of period	$14.76	$14.02	$13.54	$13.42	$13.57
Total ReturnC	7.24%	6.29%	5.24%	2.68%	4.40%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.51%	.51%	.52%	.52%
Expenses net of fee waivers, if any	.50%	.50%	.51%	.52%	.52%
Expenses net of all reductions	.50%	.50%	.51%	.51%	.52%
Net investment income (loss)	1.29%	1.66%	2.29%	1.81%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$4,723,410	$5,377,374	$4,990,188	$4,819,671	$4,880,833
Portfolio turnover rateF	25%	25%	41%	24%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20% Class I

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.02	$13.53	$13.41	$13.57	$13.26
Income from Investment Operations
Net investment income (loss)A	.18	.22	.30	.24	.20
Net realized and unrealized gain (loss)	.82	.61	.36	.10	.37
Total from investment operations	1.00	.83	.66	.34	.57
Distributions from net investment income	(.14)	(.22)	(.30)	(.23)	(.19)
Distributions from net realized gain	(.12)	(.13)	(.24)	(.27)	(.07)
Total distributions	(.26)	(.34)B	(.54)	(.50)	(.26)
Net asset value, end of period	$14.76	$14.02	$13.53	$13.41	$13.57
Total ReturnC	7.17%	6.27%	5.18%	2.57%	4.35%
Ratios to Average Net AssetsD,E
Expenses before reductions	.55%	.58%	.56%	.55%	.56%
Expenses net of fee waivers, if any	.55%	.57%	.56%	.55%	.56%
Expenses net of all reductions	.55%	.57%	.56%	.55%	.56%
Net investment income (loss)	1.24%	1.59%	2.24%	1.78%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$31,374	$32,445	$25,577	$48,713	$50,272
Portfolio turnover rateF	25%	25%	41%	24%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 20% Class Z

Years ended September 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$14.02	$13.53	$13.41
Income from Investment Operations
Net investment income (loss)B	.19	.23	.30
Net realized and unrealized gain (loss)	.82	.62	.37
Total from investment operations	1.01	.85	.67
Distributions from net investment income	(.16)	(.24)	(.31)
Distributions from net realized gain	(.12)	(.13)	(.24)
Total distributions	(.27)C	(.36)C	(.55)
Net asset value, end of period	$14.76	$14.02	$13.53
Total ReturnD,E	7.27%	6.41%	5.27%
Ratios to Average Net AssetsF,G
Expenses before reductions	.47%	.48%	.48%H
Expenses net of fee waivers, if any	.47%	.48%	.48%H
Expenses net of all reductions	.47%	.48%	.48%H
Net investment income (loss)	1.31%	1.69%	2.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,485,829	$18,177	$14,613
Portfolio turnover rateI	25%	25%	41%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 30%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Five Bond Issuers as of September 30, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	12.8
Uniform Mortgage Backed Securities	2.6
Freddie Mac	2.5
Ginnie Mae	2.2
Fannie Mae	1.8
21.9

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	22.2%
AAA,AA,A	6.3%
BBB	10.5%
BB and Below	5.8%
Not Rated	3.0%
Equities*	35.9%
Short-Term Investments and Net Other Assets	16.3%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Top Five Stocks as of September 30, 2021

% of fund's net assets
Microsoft Corp.	1.5
Apple, Inc.	1.3
Alphabet, Inc. Class A	1.0
Amazon.com, Inc.	0.7
Facebook, Inc. Class A	0.5
5.0

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Financials	21.5
Information Technology	8.9
Communication Services	4.8
Health Care	4.7
Consumer Discretionary	4.4

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stock Class and Equity Futures*	36.1%
Bond Class	47.2%
Short-Term Class	16.7%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.7%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 16.7% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 30%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Central Funds - 36.2%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	9,664,196	$48,804,189
Fidelity Emerging Markets Equity Central Fund (a)	358,896	99,679,753
Fidelity International Equity Central Fund (a)	1,555,844	166,241,962
Fidelity Real Estate Equity Central Fund (a)	299,286	42,196,369
Fidelity U.S. Equity Central Fund (a)	5,176,876	686,091,383
TOTAL EQUITY CENTRAL FUNDS
(Cost $674,401,454)		1,043,013,656

Fixed-Income Central Funds - 47.1%
High Yield Fixed-Income Funds - 4.1%
Fidelity Emerging Markets Debt Central Fund (a)	774,077	7,059,584
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	62,438	6,265,046
Fidelity Floating Rate Central Fund (a)	657,475	66,339,199
Fidelity High Income Central Fund (a)	321,240	37,058,284

TOTAL HIGH YIELD FIXED-INCOME FUNDS		116,722,113

Investment Grade Fixed-Income Funds - 43.0%
Fidelity Inflation-Protected Bond Index Central Fund (a)	701,515	79,607,934
Fidelity International Credit Central Fund (a)	361,648	36,888,078
Fidelity Investment Grade Bond Central Fund (a)	9,819,067	1,124,283,159

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		1,240,779,171

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $1,290,692,831)		1,357,501,284

Money Market Central Funds - 16.2%
Fidelity Cash Central Fund 0.06% (b)	196,558,186	196,597,498
Fidelity Money Market Central Fund 0.17% (b)	211,270,733	211,270,733
Fidelity Securities Lending Cash Central Fund 0.06% (b)(c)	58,997,175	59,003,075
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $466,872,920)		466,871,306
	Principal Amount	Value

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 10/7/21 to 12/9/21 (d)
(Cost $12,819,099)	12,820,000	12,819,344
	Shares	Value

Investment Companies - 2.1%
iShares 20+ Year Treasury Bond ETF (e)
(Cost $64,223,518)	422,750	61,011,281
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $2,509,009,822)		2,941,216,871
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(58,731,146)
NET ASSETS - 100%		$2,882,485,725

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	413	Dec. 2021	$88,748,538	$3,825,728	$3,825,728
ICE E-mini MSCI EAFE Index Contracts (United States)	260	Dec. 2021	29,471,000	1,395,271	1,395,271
ICE MSCI Emerging Markets Index Contracts (United States)	1,061	Dec. 2021	66,079,080	3,119,932	3,119,932
TOTAL FUTURES CONTRACTS					$8,340,931

The notional amount of futures sold as a percentage of Net Assets is 6.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $141,987,080.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $12,309,349.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$19,442,393	$423,279,225	$246,124,230	$33,774	$110	$--	$196,597,498	0.3
Fidelity Commodity Strategy Central Fund	--	49,427,206	298,867	7,868,849	(11,182)	(312,968)	48,804,189	6.1
Fidelity Emerging Markets Debt Central Fund	18,920,927	7,765,218	20,092,112	791,222	(972,443)	1,437,994	7,059,584	0.3
Fidelity Emerging Markets Debt Local Currency Central Fund	9,613,399	267,801	3,692,000	267,801	69,016	6,830	6,265,046	6.5
Fidelity Emerging Markets Equity Central Fund	96,461,082	29,111,639	43,090,577	2,067,395	3,713,856	13,483,753	99,679,753	5.2
Fidelity Floating Rate Central Fund	9,430,122	56,312,671	270,582	1,169,546	3,365	863,623	66,339,199	2.4
Fidelity High Income Central Fund	36,075,535	11,382,807	14,114,368	2,018,423	831,748	2,882,562	37,058,284	1.5
Fidelity Inflation-Protected Bond Index Central Fund	124,013,147	24,243,157	72,363,556	1,451,724	2,865,772	849,414	79,607,934	6.8
Fidelity International Credit Central Fund	30,732,001	10,095,054	3,149,168	1,828,603	40,379	(830,188)	36,888,078	6.3
Fidelity International Equity Central Fund	102,252,557	51,275,520	16,935,271	2,376,703	535,414	29,113,742	166,241,962	4.4
Fidelity Investment Grade Bond Central Fund	930,234,358	306,550,461	78,429,833	45,219,747	(1,499,854)	(32,571,973)	1,124,283,159	3.4
Fidelity Money Market Central Fund 0.17%	165,551,348	48,872,641	3,153,256	342,604	(315)	315	211,270,733	15.9
Fidelity Real Estate Equity Central Fund	9,379,156	40,838,640	16,168,163	567,250	1,420,209	6,726,527	42,196,369	2.6
Fidelity Securities Lending Cash Central Fund 0.06%	--	198,965,708	139,962,633	73,401	--	--	59,003,075	0.2
Fidelity U.S. Equity Central Fund	474,584,245	157,750,337	109,702,657	9,107,144	(498,118)	163,957,576	686,091,383	2.5
Total	$2,026,690,270	$1,416,138,085	$767,547,273	$75,184,186	$6,497,957	$185,607,207	$2,867,386,246

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$1,043,013,656	$1,043,013,656	$--	$--
Fixed-Income Central Funds	1,357,501,284	1,357,501,284	--	--
Money Market Central Funds	466,871,306	466,871,306	--	--
U.S. Treasury Obligations	12,819,344	--	12,819,344	--
Investment Companies	61,011,281	61,011,281	--	--
Total Investments in Securities:	$2,941,216,871	$2,928,397,527	$12,819,344	$--
Derivative Instruments:
Assets
Futures Contracts	$8,340,931	$8,340,931	$--	$--
Total Assets	$8,340,931	$8,340,931	$--	$--
Total Derivative Instruments:	$8,340,931	$8,340,931	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$8,340,931	$0
Total Equity Risk	8,340,931	0
Total Value of Derivatives	$8,340,931	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.3%
Cayman Islands	3.0%
United Kingdom	2.3%
France	1.2%
Japan	1.1%
Netherlands	1.1%
Switzerland	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 30%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $57,829,024) — See accompanying schedule: Unaffiliated issuers (cost $77,042,617)	$73,830,625
Fidelity Central Funds (cost $2,431,967,205)	2,867,386,246
Total Investment in Securities (cost $2,509,009,822)		$2,941,216,871
Cash		688
Receivable for investments sold		2,386
Receivable for fund shares sold		2,612,217
Distributions receivable from Fidelity Central Funds		8,832
Receivable for daily variation margin on futures contracts		636,166
Prepaid expenses		4,149
Total assets		2,944,481,309
Liabilities
Payable for investments purchased	$529,393
Payable for fund shares redeemed	1,059,561
Accrued management fee	957,982
Distribution and service plan fees payable	53,284
Other affiliated payables	270,926
Other payables and accrued expenses	121,363
Collateral on securities loaned	59,003,075
Total liabilities		61,995,584
Net Assets		$2,882,485,725
Net Assets consist of:
Paid in capital		$2,502,134,963
Total accumulated earnings (loss)		380,350,762
Net Assets		$2,882,485,725
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($77,502,030 ÷ 6,066,831 shares)(a)		$12.77
Maximum offering price per share (100/94.25 of $12.77)		$13.55
Class M:
Net Asset Value and redemption price per share ($26,218,338 ÷ 2,056,743 shares)(a)		$12.75
Maximum offering price per share (100/96.50 of $12.75)		$13.21
Class C:
Net Asset Value and offering price per share ($31,949,392 ÷ 2,526,891 shares)(a)		$12.64
Asset Manager 30%:
Net Asset Value, offering price and redemption price per share ($2,196,581,966 ÷ 172,025,252 shares)		$12.77
Class I:
Net Asset Value, offering price and redemption price per share ($76,079,447 ÷ 5,959,825 shares)		$12.77
Class Z:
Net Asset Value, offering price and redemption price per share ($474,154,552 ÷ 37,138,625 shares)		$12.77

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$555,439
Interest		2,492
Income from Fidelity Central Funds (including $73,401 from security lending)		48,005,709
Total income		48,563,640
Expenses
Management fee	$10,064,501
Transfer agent fees	1,942,051
Distribution and service plan fees	587,037
Accounting fees	818,608
Custodian fees and expenses	13,542
Independent trustees' fees and expenses	6,839
Registration fees	250,684
Audit	39,353
Legal	3,667
Miscellaneous	10,319
Total expenses before reductions	13,736,601
Expense reductions	(13,392)
Total expenses after reductions		13,723,209
Net investment income (loss)		34,840,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,678,201
Fidelity Central Funds	6,497,957
Futures contracts	(32,256,268)
Capital gain distributions from Fidelity Central Funds	27,178,477
Total net realized gain (loss)		8,098,367
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(6,400,454)
Fidelity Central Funds	185,607,207
Futures contracts	8,780,771
Total change in net unrealized appreciation (depreciation)		187,987,524
Net gain (loss)		196,085,891
Net increase (decrease) in net assets resulting from operations		$230,926,322

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,840,431	$32,427,843
Net realized gain (loss)	8,098,367	(409,621)
Change in net unrealized appreciation (depreciation)	187,987,524	99,929,000
Net increase (decrease) in net assets resulting from operations	230,926,322	131,947,222
Distributions to shareholders	(45,916,472)	(55,398,929)
Share transactions - net increase (decrease)	634,239,450	221,675,535
Total increase (decrease) in net assets	819,249,300	298,223,828
Net Assets
Beginning of period	2,063,236,425	1,765,012,597
End of period	$2,882,485,725	$2,063,236,425

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 30% Class A

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.80	$11.24	$11.15	$11.11	$10.62
Income from Investment Operations
Net investment income (loss)A	.14	.16	.21	.16	.13
Net realized and unrealized gain (loss)	1.03	.71	.27	.21	.51
Total from investment operations	1.17	.87	.48	.37	.64
Distributions from net investment income	(.09)	(.17)	(.21)	(.15)	(.13)
Distributions from net realized gain	(.11)	(.14)	(.18)	(.18)	(.02)
Total distributions	(.20)	(.31)	(.39)	(.33)	(.15)
Net asset value, end of period	$12.77	$11.80	$11.24	$11.15	$11.11
Total ReturnB,C	9.98%	7.83%	4.54%	3.40%	6.06%
Ratios to Average Net AssetsD,E
Expenses before reductions	.82%	.82%	.82%	.84%	.85%
Expenses net of fee waivers, if any	.82%	.82%	.82%	.84%	.85%
Expenses net of all reductions	.82%	.82%	.82%	.84%	.85%
Net investment income (loss)	1.10%	1.43%	1.91%	1.47%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$77,502	$50,625	$36,978	$28,713	$22,457
Portfolio turnover rateF	18%	23%	34%	18%	24%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30% Class M

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.77	$11.22	$11.13	$11.10	$10.61
Income from Investment Operations
Net investment income (loss)A	.11	.13	.18	.13	.11
Net realized and unrealized gain (loss)	1.04	.70	.27	.21	.50
Total from investment operations	1.15	.83	.45	.34	.61
Distributions from net investment income	(.07)	(.14)	(.18)	(.13)	(.10)
Distributions from net realized gain	(.11)	(.14)	(.18)	(.18)	(.02)
Total distributions	(.17)B	(.28)	(.36)	(.31)	(.12)
Net asset value, end of period	$12.75	$11.77	$11.22	$11.13	$11.10
Total ReturnC,D	9.84%	7.49%	4.28%	3.08%	5.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%	1.08%	1.09%	1.10%	1.11%
Expenses net of fee waivers, if any	1.08%	1.08%	1.09%	1.09%	1.11%
Expenses net of all reductions	1.08%	1.08%	1.09%	1.09%	1.11%
Net investment income (loss)	.84%	1.17%	1.64%	1.21%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$26,218	$20,329	$16,252	$14,473	$13,023
Portfolio turnover rateG	18%	23%	34%	18%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30% Class C

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.16	$11.07	$11.04	$10.57
Income from Investment Operations
Net investment income (loss)A	.04	.07	.12	.08	.05
Net realized and unrealized gain (loss)	1.03	.70	.28	.20	.49
Total from investment operations	1.07	.77	.40	.28	.54
Distributions from net investment income	(.03)	(.08)	(.12)	(.07)	(.05)
Distributions from net realized gain	(.11)	(.14)	(.18)	(.18)	(.02)
Total distributions	(.14)	(.22)	(.31)B	(.25)	(.07)
Net asset value, end of period	$12.64	$11.71	$11.16	$11.07	$11.04
Total ReturnC,D	9.17%	7.00%	3.77%	2.59%	5.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.59%	1.59%	1.60%	1.61%	1.61%
Expenses net of fee waivers, if any	1.59%	1.59%	1.60%	1.61%	1.61%
Expenses net of all reductions	1.59%	1.59%	1.60%	1.61%	1.61%
Net investment income (loss)	.33%	.66%	1.13%	.70%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$31,949	$27,496	$24,224	$24,911	$20,979
Portfolio turnover rateG	18%	23%	34%	18%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30%

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.79	$11.24	$11.15	$11.11	$10.63
Income from Investment Operations
Net investment income (loss)A	.18	.20	.24	.20	.17
Net realized and unrealized gain (loss)	1.04	.69	.27	.21	.49
Total from investment operations	1.22	.89	.51	.41	.66
Distributions from net investment income	(.14)	(.20)	(.24)	(.19)	(.16)
Distributions from net realized gain	(.11)	(.14)	(.18)	(.18)	(.02)
Total distributions	(.24)B	(.34)	(.42)	(.37)	(.18)
Net asset value, end of period	$12.77	$11.79	$11.24	$11.15	$11.11
Total ReturnC	10.43%	8.05%	4.87%	3.75%	6.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.53%	.53%	.54%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.53%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.53%	.53%
Net investment income (loss)	1.40%	1.74%	2.21%	1.78%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,196,582	$1,935,863	$1,661,192	$1,480,983	$1,139,197
Portfolio turnover rateF	18%	23%	34%	18%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30% Class I

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.79	$11.24	$11.15	$11.11	$10.62
Income from Investment Operations
Net investment income (loss)A	.17	.19	.23	.19	.16
Net realized and unrealized gain (loss)	1.05	.69	.28	.21	.50
Total from investment operations	1.22	.88	.51	.40	.66
Distributions from net investment income	(.13)	(.19)	(.23)	(.18)	(.15)
Distributions from net realized gain	(.11)	(.14)	(.18)	(.18)	(.02)
Total distributions	(.24)	(.33)	(.42)B	(.36)	(.17)
Net asset value, end of period	$12.77	$11.79	$11.24	$11.15	$11.11
Total ReturnC	10.41%	8.00%	4.80%	3.66%	6.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	.55%	.59%	.59%	.61%	.62%
Expenses net of fee waivers, if any	.54%	.59%	.59%	.61%	.62%
Expenses net of all reductions	.54%	.59%	.59%	.61%	.62%
Net investment income (loss)	1.37%	1.67%	2.14%	1.70%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$76,079	$19,225	$19,014	$23,818	$20,500
Portfolio turnover rateF	18%	23%	34%	18%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 30% Class Z

Years ended September 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.79	$11.24	$11.14
Income from Investment Operations
Net investment income (loss)B	.18	.20	.24
Net realized and unrealized gain (loss)	1.04	.69	.29
Total from investment operations	1.22	.89	.53
Distributions from net investment income	(.14)	(.20)	(.25)
Distributions from net realized gain	(.11)	(.14)	(.18)
Total distributions	(.24)C	(.34)	(.43)
Net asset value, end of period	$12.77	$11.79	$11.24
Total ReturnD,E	10.44%	8.10%	5.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	.49%	.50%	.50%H
Expenses net of fee waivers, if any	.49%	.49%	.50%H
Expenses net of all reductions	.49%	.49%	.50%H
Net investment income (loss)	1.43%	1.76%	2.23%H
Supplemental Data
Net assets, end of period (000 omitted)	$474,155	$9,698	$7,353
Portfolio turnover rateI	18%	23%	34%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 40%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Five Bond Issuers as of September 30, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	11.5
Uniform Mortgage Backed Securities	2.3
Freddie Mac	2.2
Ginnie Mae	1.8
Fannie Mae	1.5
19.3

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	19.6%
AAA,AA,A	5.6%
BBB	8.8%
BB and Below	5.9%
Not Rated	3.0%
Equities*	45.8%
Short-Term Investments and Net Other Assets	11.3%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Top Five Stocks as of September 30, 2021

% of fund's net assets
Microsoft Corp.	1.9
Apple, Inc.	1.7
Alphabet, Inc. Class A	1.4
Amazon.com, Inc.	1.0
Facebook, Inc. Class A	0.7
6.7

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Financials	16.9
Information Technology	11.3
Consumer Discretionary	5.9
Health Care	5.8
Communication Services	5.6

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stock Class and Equity Futures*	45.8%
Bond Class	42.5%
Short-Term Class	11.7%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.8%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 19.1% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 40%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Central Funds - 46.1%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	8,882,380	$44,856,018
Fidelity Emerging Markets Equity Central Fund (a)	361,945	100,526,535
Fidelity International Equity Central Fund (a)	1,865,883	199,369,632
Fidelity Real Estate Equity Central Fund (a)	264,226	37,253,173
Fidelity U.S. Equity Central Fund (a)	5,962,384	790,194,767
TOTAL EQUITY CENTRAL FUNDS
(Cost $686,417,007)		1,172,200,125

Fixed-Income Central Funds - 41.9%
High Yield Fixed-Income Funds - 4.3%
Fidelity Emerging Markets Debt Central Fund (a)	695,340	6,341,501
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	58,231	5,842,913
Fidelity Floating Rate Central Fund (a)	645,931	65,174,462
Fidelity High Income Central Fund (a)	282,083	32,541,136

TOTAL HIGH YIELD FIXED-INCOME FUNDS		109,900,012

Investment Grade Fixed-Income Funds - 37.6%
Fidelity Inflation-Protected Bond Index Central Fund (a)	648,650	73,608,764
Fidelity International Credit Central Fund (a)	306,099	31,222,097
Fidelity Investment Grade Bond Central Fund (a)	7,432,823	851,058,289

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		955,889,150

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $1,003,950,667)		1,065,789,162

Money Market Central Funds - 9.2%
Fidelity Cash Central Fund 0.06% (b)	172,767,085	172,801,639
Fidelity Money Market Central Fund 0.17% (b)	61,369,378	61,369,378
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $234,170,517)		234,171,017
	Principal Amount	Value

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 10/14/21 to 12/9/21 (c)
(Cost $11,449,140)	11,450,000	11,449,387
	Shares	Value

Investment Companies - 2.4%
iShares 20+ Year Treasury Bond ETF
(Cost $63,511,557)	419,042	60,476,140
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,999,498,888)		2,544,085,831
NET OTHER ASSETS (LIABILITIES) - 0.0%		140,338
NET ASSETS - 100%		$2,544,226,169

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	393	Dec. 2021	$84,450,788	$3,640,463	$3,640,463
ICE E-mini MSCI EAFE Index Contracts (United States)	236	Dec. 2021	26,750,600	1,266,476	1,266,476
ICE MSCI Emerging Markets Index Contracts (United States)	798	Dec. 2021	49,699,440	2,346,582	2,346,582
TOTAL FUTURES CONTRACTS					$7,253,521

The notional amount of futures sold as a percentage of Net Assets is 6.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $138,691,692.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $10,883,423.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$34,367,063	$373,339,263	$234,904,769	$31,534	$82	$--	$172,801,639	0.3
Fidelity Commodity Strategy Central Fund	--	55,219,001	10,674,997	7,288,518	3,696	308,318	44,856,018	5.6
Fidelity Emerging Markets Debt Central Fund	18,445,441	4,618,343	17,164,897	715,306	(943,051)	1,385,665	6,341,501	0.2
Fidelity Emerging Markets Debt Local Currency Central Fund	9,501,231	264,676	4,005,000	264,677	76,438	5,568	5,842,913	6.0
Fidelity Emerging Markets Equity Central Fund	112,996,139	19,620,691	54,033,656	2,186,658	9,614,300	12,329,061	100,526,535	5.3
Fidelity Floating Rate Central Fund	9,149,841	56,194,496	1,003,716	1,128,019	10,510	823,331	65,174,462	2.3
Fidelity High Income Central Fund	34,965,272	7,068,690	12,954,476	1,850,720	950,767	2,510,883	32,541,136	1.3
Fidelity Inflation-Protected Bond Index Central Fund	111,734,069	13,781,395	55,317,156	1,458,310	2,841,150	569,306	73,608,764	6.3
Fidelity International Credit Central Fund	30,043,011	6,368,655	4,454,848	1,719,279	82,415	(817,292)	31,222,097	5.4
Fidelity International Equity Central Fund	141,998,853	51,174,798	32,509,745	2,932,985	2,487,089	36,218,637	199,369,632	5.3
Fidelity Investment Grade Bond Central Fund	813,115,991	169,703,878	103,015,494	37,657,181	(1,748,357)	(26,997,729)	851,058,289	2.6
Fidelity Money Market Central Fund 0.17%	55,942,692	11,009,425	5,582,739	107,531	--	--	61,369,378	4.6
Fidelity Real Estate Equity Central Fund	9,098,043	29,927,078	9,085,263	516,220	1,284,614	6,028,701	37,253,173	2.3
Fidelity Securities Lending Cash Central Fund 0.06%	--	207,695,715	207,695,715	74,074	--	--	--	0.0
Fidelity U.S. Equity Central Fund	616,508,652	115,441,617	146,607,720	11,255,850	2,715,646	202,136,572	790,194,767	2.9
Total	$1,997,866,298	$1,121,427,721	$899,010,191	$69,186,862	$17,375,299	$234,501,021	$2,472,160,304

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$1,172,200,125	$1,172,200,125	$--	$--
Fixed-Income Central Funds	1,065,789,162	1,065,789,162	--	--
Money Market Central Funds	234,171,017	234,171,017	--	--
U.S. Treasury Obligations	11,449,387	--	11,449,387	--
Investment Companies	60,476,140	60,476,140	--	--
Total Investments in Securities:	$2,544,085,831	$2,532,636,444	$11,449,387	$--
Derivative Instruments:
Assets
Futures Contracts	$7,253,521	$7,253,521	$--	$--
Total Assets	$7,253,521	$7,253,521	$--	$--
Total Derivative Instruments:	$7,253,521	$7,253,521	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$7,253,521	$0
Total Equity Risk	7,253,521	0
Total Value of Derivatives	$7,253,521	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.9%
Cayman Islands	2.9%
United Kingdom	2.6%
Japan	1.4%
Netherlands	1.4%
France	1.3%
Switzerland	1.1%
Germany	1.0%
Others (Individually Less Than 1%)	7.4%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 40%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $74,960,697)	$71,925,527
Fidelity Central Funds (cost $1,924,538,191)	2,472,160,304
Total Investment in Securities (cost $1,999,498,888)		$2,544,085,831
Receivable for investments sold		307,970
Receivable for fund shares sold		2,157,179
Distributions receivable from Fidelity Central Funds		7,871
Receivable for daily variation margin on futures contracts		696,839
Prepaid expenses		3,714
Total assets		2,547,259,404
Liabilities
Payable for investments purchased	$78,254
Payable for fund shares redeemed	1,731,874
Accrued management fee	851,346
Transfer agent fee payable	175,463
Distribution and service plan fees payable	44,567
Other affiliated payables	69,330
Other payables and accrued expenses	82,401
Total liabilities		3,033,235
Net Assets		$2,544,226,169
Net Assets consist of:
Paid in capital		$2,037,925,790
Total accumulated earnings (loss)		506,300,379
Net Assets		$2,544,226,169
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($74,272,208 ÷ 5,362,187 shares)(a)		$13.85
Maximum offering price per share (100/94.25 of $13.85)		$14.69
Class M:
Net Asset Value and redemption price per share ($14,809,113 ÷ 1,070,935 shares)(a)		$13.83
Maximum offering price per share (100/96.50 of $13.83)		$14.33
Class C:
Net Asset Value and offering price per share ($26,840,961 ÷ 1,949,179 shares)(a)		$13.77
Asset Manager 40%:
Net Asset Value, offering price and redemption price per share ($1,829,755,385 ÷ 132,080,792 shares)		$13.85
Class I:
Net Asset Value, offering price and redemption price per share ($42,310,050 ÷ 3,053,463 shares)		$13.86
Class Z:
Net Asset Value, offering price and redemption price per share ($556,238,452 ÷ 40,146,491 shares)		$13.86

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$597,285
Interest		1,962
Income from Fidelity Central Funds (including $74,074 from security lending)		44,250,318
Total income		44,849,565
Expenses
Management fee	$9,383,878
Transfer agent fees	1,798,232
Distribution and service plan fees	484,360
Accounting fees	767,048
Custodian fees and expenses	14,440
Independent trustees' fees and expenses	6,496
Registration fees	190,048
Audit	39,353
Legal	3,611
Miscellaneous	10,018
Total expenses before reductions	12,697,484
Expense reductions	(12,471)
Total expenses after reductions		12,685,013
Net investment income (loss)		32,164,552
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,895,240
Fidelity Central Funds	17,375,299
Futures contracts	(34,578,032)
Capital gain distributions from Fidelity Central Funds	24,936,544
Total net realized gain (loss)		15,629,051
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(6,825,143)
Fidelity Central Funds	234,501,021
Futures contracts	7,707,585
Total change in net unrealized appreciation (depreciation)		235,383,463
Net gain (loss)		251,012,514
Net increase (decrease) in net assets resulting from operations		$283,177,066

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,164,552	$32,780,665
Net realized gain (loss)	15,629,051	15,376,576
Change in net unrealized appreciation (depreciation)	235,383,463	119,465,800
Net increase (decrease) in net assets resulting from operations	283,177,066	167,623,041
Distributions to shareholders	(50,101,011)	(65,997,525)
Share transactions - net increase (decrease)	273,381,795	121,462,067
Total increase (decrease) in net assets	506,457,850	223,087,583
Net Assets
Beginning of period	2,037,768,319	1,814,680,736
End of period	$2,544,226,169	$2,037,768,319

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 40% Class A

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$11.82	$11.87	$11.67	$10.95
Income from Investment Operations
Net investment income (loss)A	.15	.17	.21	.17	.14
Net realized and unrealized gain (loss)	1.47	.88	.21	.36	.73
Total from investment operations	1.62	1.05	.42	.53	.87
Distributions from net investment income	(.12)	(.17)	(.21)	(.15)	(.13)
Distributions from net realized gain	(.13)	(.21)	(.27)	(.18)	(.02)
Total distributions	(.26)B	(.38)	(.47)B	(.33)	(.15)
Net asset value, end of period	$13.85	$12.49	$11.82	$11.87	$11.67
Total ReturnC,D	13.06%	9.06%	3.90%	4.62%	8.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.83%	.83%	.84%	.84%
Expenses net of fee waivers, if any	.82%	.83%	.83%	.84%	.84%
Expenses net of all reductions	.82%	.83%	.83%	.84%	.84%
Net investment income (loss)	1.08%	1.43%	1.79%	1.41%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$74,272	$48,985	$42,490	$38,073	$36,200
Portfolio turnover rateG	22%	24%	36%	17%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40% Class M

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.47	$11.80	$11.85	$11.65	$10.93
Income from Investment Operations
Net investment income (loss)A	.11	.14	.18	.13	.11
Net realized and unrealized gain (loss)	1.47	.88	.21	.37	.73
Total from investment operations	1.58	1.02	.39	.50	.84
Distributions from net investment income	(.09)	(.14)	(.17)	(.12)	(.10)
Distributions from net realized gain	(.13)	(.21)	(.27)	(.18)	(.02)
Total distributions	(.22)	(.35)	(.44)	(.30)	(.12)
Net asset value, end of period	$13.83	$12.47	$11.80	$11.85	$11.65
Total ReturnB,C	12.80%	8.80%	3.61%	4.35%	7.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.06%	1.08%	1.09%	1.10%	1.12%
Expenses net of fee waivers, if any	1.06%	1.08%	1.09%	1.10%	1.11%
Expenses net of all reductions	1.06%	1.08%	1.09%	1.10%	1.11%
Net investment income (loss)	.84%	1.17%	1.53%	1.14%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$14,809	$11,898	$10,913	$12,318	$11,665
Portfolio turnover rateF	22%	24%	36%	17%	20%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40% Class C

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.42	$11.75	$11.80	$11.61	$10.90
Income from Investment Operations
Net investment income (loss)A	.04	.08	.12	.08	.05
Net realized and unrealized gain (loss)	1.47	.88	.21	.35	.73
Total from investment operations	1.51	.96	.33	.43	.78
Distributions from net investment income	(.03)	(.08)	(.12)	(.06)	(.05)
Distributions from net realized gain	(.13)	(.21)	(.27)	(.18)	(.02)
Total distributions	(.16)	(.29)	(.38)B	(.24)	(.07)
Net asset value, end of period	$13.77	$12.42	$11.75	$11.80	$11.61
Total ReturnC,D	12.24%	8.25%	3.11%	3.77%	7.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.59%	1.59%	1.60%	1.60%	1.61%
Expenses net of fee waivers, if any	1.59%	1.59%	1.60%	1.60%	1.61%
Expenses net of all reductions	1.59%	1.59%	1.60%	1.60%	1.61%
Net investment income (loss)	.31%	.66%	1.03%	.64%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$26,841	$23,974	$24,834	$25,656	$23,354
Portfolio turnover rateG	22%	24%	36%	17%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40%

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$11.82	$11.87	$11.67	$10.95
Income from Investment Operations
Net investment income (loss)A	.19	.21	.24	.20	.17
Net realized and unrealized gain (loss)	1.46	.88	.22	.37	.73
Total from investment operations	1.65	1.09	.46	.57	.90
Distributions from net investment income	(.16)	(.21)	(.24)	(.19)	(.16)
Distributions from net realized gain	(.13)	(.21)	(.27)	(.18)	(.02)
Total distributions	(.29)	(.42)	(.51)	(.37)	(.18)
Net asset value, end of period	$13.85	$12.49	$11.82	$11.87	$11.67
Total ReturnB	13.38%	9.41%	4.23%	4.95%	8.35%
Ratios to Average Net AssetsC,D
Expenses before reductions	.52%	.52%	.52%	.53%	.54%
Expenses net of fee waivers, if any	.51%	.52%	.52%	.53%	.54%
Expenses net of all reductions	.51%	.52%	.52%	.53%	.53%
Net investment income (loss)	1.39%	1.73%	2.10%	1.71%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$1,829,755	$1,911,787	$1,704,998	$1,577,393	$1,344,514
Portfolio turnover rateE	22%	24%	36%	17%	20%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40% Class I

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$11.82	$11.87	$11.67	$10.95
Income from Investment Operations
Net investment income (loss)A	.18	.20	.24	.20	.17
Net realized and unrealized gain (loss)	1.48	.88	.21	.36	.73
Total from investment operations	1.66	1.08	.45	.56	.90
Distributions from net investment income	(.16)	(.20)	(.24)	(.18)	(.16)
Distributions from net realized gain	(.13)	(.21)	(.27)	(.18)	(.02)
Total distributions	(.29)	(.41)	(.50)B	(.36)	(.18)
Net asset value, end of period	$13.86	$12.49	$11.82	$11.87	$11.67
Total ReturnC	13.42%	9.35%	4.18%	4.91%	8.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	.57%	.56%	.56%	.56%	.56%
Expenses net of fee waivers, if any	.56%	.56%	.56%	.56%	.56%
Expenses net of all reductions	.56%	.56%	.56%	.56%	.56%
Net investment income (loss)	1.34%	1.69%	2.06%	1.68%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$42,310	$28,708	$25,014	$29,180	$20,025
Portfolio turnover rateF	22%	24%	36%	17%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 40% Class Z

Years ended September 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$11.82	$11.86
Income from Investment Operations
Net investment income (loss)B	.19	.21	.24
Net realized and unrealized gain (loss)	1.48	.88	.23
Total from investment operations	1.67	1.09	.47
Distributions from net investment income	(.17)	(.22)	(.24)
Distributions from net realized gain	(.13)	(.21)	(.27)
Total distributions	(.30)	(.42)C	(.51)
Net asset value, end of period	$13.86	$12.49	$11.82
Total ReturnD,E	13.49%	9.45%	4.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	.49%	.50%	.50%H
Expenses net of fee waivers, if any	.49%	.49%	.50%H
Expenses net of all reductions	.49%	.49%	.50%H
Net investment income (loss)	1.41%	1.76%	2.12%H
Supplemental Data
Net assets, end of period (000 omitted)	$556,238	$12,416	$6,431
Portfolio turnover rateI	22%	24%	36%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 50%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of September 30, 2021

% of fund's net assets
Microsoft Corp.	2.3
Apple, Inc.	2.2
Alphabet, Inc. Class A	1.7
Amazon.com, Inc.	1.2
Facebook, Inc. Class A	0.8
Salesforce.com, Inc.	0.5
UnitedHealth Group, Inc.	0.5
Adobe, Inc.	0.4
Wells Fargo & Co.	0.4
Taiwan Semiconductor Manufacturing Co. Ltd.	0.3
10.3

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Financials	15.0
Information Technology	13.4
Health Care	7.1
Industrials	6.9
Consumer Discretionary	6.8

Top Five Bond Issuers as of September 30, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	10.4
Freddie Mac	1.9
Uniform Mortgage Backed Securities	1.9
Ginnie Mae	1.7
Fannie Mae	1.3
17.2

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	17.4%
AAA,AA,A	4.7%
BBB	7.5%
BB and Below	5.5%
Not Rated	2.9%
Equities*	55.6%
Short-Term Investments and Net Other Assets	6.4%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stock Class and Equity Futures*	55.7%
Bond Class	37.7%
Short-Term Class	6.6%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.8%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 22.0% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 50%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Central Funds - 56.1%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	40,283,338	$203,430,858
Fidelity Emerging Markets Equity Central Fund (a)	1,937,894	538,230,654
Fidelity International Equity Central Fund (a)	10,565,618	1,128,936,237
Fidelity Real Estate Equity Central Fund (a)	1,199,904	169,174,490
Fidelity U.S. Equity Central Fund (a)	33,503,523	4,440,221,868
TOTAL EQUITY CENTRAL FUNDS
(Cost $3,040,030,677)		6,479,994,107

Fixed-Income Central Funds - 36.8%
High Yield Fixed-Income Funds - 4.3%
Fidelity Emerging Markets Debt Central Fund (a)	3,209,329	29,269,078
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	280,188	28,114,112
Fidelity Floating Rate Central Fund (a)	2,939,757	296,621,522
Fidelity High Income Central Fund (a)	1,278,153	147,447,680

TOTAL HIGH YIELD FIXED-INCOME FUNDS		501,452,392

Investment Grade Fixed-Income Funds - 32.5%
Fidelity Inflation-Protected Bond Index Central Fund (a)	3,320,183	376,774,319
Fidelity International Credit Central Fund (a)	1,664,549	169,783,968
Fidelity Investment Grade Bond Central Fund (a)	27,961,160	3,201,552,831

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		3,748,111,118

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $3,841,136,384)		4,249,563,510

Money Market Central Funds - 6.0%
Fidelity Cash Central Fund 0.06% (b)	496,904,837	497,004,218
Fidelity Securities Lending Cash Central Fund 0.06% (b)(c)	193,673,283	193,692,650
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $690,696,868)		690,696,868
	Principal Amount	Value

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.05% 10/7/21 to 12/30/21 (d)
(Cost $45,537,278)	45,540,000	45,537,789
	Shares	Value

Investment Companies - 2.4%
iShares 20+ Year Treasury Bond ETF (e)
(Cost $298,213,853)	1,940,422	280,041,703
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $7,915,615,060)		11,745,833,977
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(191,965,318)
NET ASSETS - 100%		$11,553,868,659

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,978	Dec. 2021	$425,047,475	$18,322,737	$18,322,737
ICE E-mini MSCI EAFE Index Contracts (United States)	893	Dec. 2021	101,221,550	4,792,218	4,792,218
ICE MSCI Emerging Markets Index Contracts (United States)	3,309	Dec. 2021	206,084,520	9,731,274	9,731,274
TOTAL FUTURES CONTRACTS					$32,846,229

The notional amount of futures sold as a percentage of Net Assets is 6.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $599,397,528.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $45,537,789.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$63,520,441	$1,417,397,028	$983,908,516	$65,828	$(4,638)	$(97)	$497,004,218	0.7
Fidelity Commodity Strategy Central Fund	--	205,082,610	3,434,256	33,188,146	(80,143)	1,862,647	203,430,858	25.4
Fidelity Emerging Markets Debt Central Fund	86,278,875	8,747,171	67,971,341	2,881,000	(4,129,082)	6,343,455	29,269,078	1.1
Fidelity Emerging Markets Debt Local Currency Central Fund	45,061,491	1,255,283	18,583,000	1,255,283	352,565	27,773	28,114,112	29.1
Fidelity Emerging Markets Equity Central Fund	606,164,356	45,665,139	226,331,486	11,701,988	45,611,186	67,121,459	538,230,654	28.3
Fidelity Floating Rate Central Fund	42,480,052	254,009,638	3,629,010	5,261,034	32,735	3,728,107	296,621,522	10.7
Fidelity High Income Central Fund	161,792,884	16,104,217	46,125,562	8,396,397	2,695,336	12,980,805	147,447,680	6.0
Fidelity Inflation-Protected Bond Index Central Fund	483,236,022	25,690,842	148,177,350	6,650,621	8,575,061	7,449,744	376,774,319	32.0
Fidelity International Credit Central Fund	141,534,724	48,439,800	16,746,049	7,783,923	596,224	(4,040,731)	169,783,968	29.2
Fidelity International Equity Central Fund	907,464,541	184,877,015	191,815,265	16,905,203	32,027,509	196,382,437	1,128,936,237	29.8
Fidelity Investment Grade Bond Central Fund	3,262,972,826	369,869,421	321,044,920	146,105,149	(4,375,030)	(105,869,466)	3,201,552,831	9.7
Fidelity Real Estate Equity Central Fund	13,371,801	134,288,423	2,663,021	1,850,640	700	24,176,587	169,174,490	10.4
Fidelity Securities Lending Cash Central Fund 0.06%	155,155,500	1,167,185,236	1,128,648,086	385,746	--	--	193,692,650	0.6
Fidelity U.S. Equity Central Fund	3,666,173,116	232,906,494	627,086,450	64,451,233	68,689,129	1,099,539,579	4,440,221,868	16.2
Total	$9,635,206,629	$4,111,518,317	$3,786,164,312	$306,882,191	$149,991,552	$1,309,702,299	$11,420,254,485

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$6,479,994,107	$6,479,994,107	$--	$--
Fixed-Income Central Funds	4,249,563,510	4,249,563,510	--	--
Money Market Central Funds	690,696,868	690,696,868	--	--
U.S. Treasury Obligations	45,537,789	--	45,537,789	--
Investment Companies	280,041,703	280,041,703	--	--
Total Investments in Securities:	$11,745,833,977	$11,700,296,188	$45,537,789	$--
Derivative Instruments:
Assets
Futures Contracts	$32,846,229	$32,846,229	$--	$--
Total Assets	$32,846,229	$32,846,229	$--	$--
Total Derivative Instruments:	$32,846,229	$32,846,229	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$32,846,229	$0
Total Equity Risk	32,846,229	0
Total Value of Derivatives	$32,846,229	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.0%
Cayman Islands	3.1%
United Kingdom	2.6%
Japan	1.8%
France	1.7%
Netherlands	1.4%
Switzerland	1.2%
Germany	1.2%
Canada	1.0%
Others (Individually Less Than 1%)	8.0%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 50%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $189,838,528) — See accompanying schedule: Unaffiliated issuers (cost $343,751,131)	$325,579,492
Fidelity Central Funds (cost $7,571,863,929)	11,420,254,485
Total Investment in Securities (cost $7,915,615,060)		$11,745,833,977
Cash		604
Receivable for investments sold		3,017,413
Receivable for fund shares sold		5,553,193
Distributions receivable from Fidelity Central Funds		23,943
Receivable for daily variation margin on futures contracts		3,715,945
Prepaid expenses		17,298
Other receivables		248,470
Total assets		11,758,410,843
Liabilities
Payable for investments purchased	$10,222
Payable for fund shares redeemed	4,597,666
Accrued management fee	4,657,053
Distribution and service plan fees payable	95,134
Other affiliated payables	1,206,543
Other payables and accrued expenses	282,916
Collateral on securities loaned	193,692,650
Total liabilities		204,542,184
Net Assets		$11,553,868,659
Net Assets consist of:
Paid in capital		$8,360,513,991
Total accumulated earnings (loss)		3,193,354,668
Net Assets		$11,553,868,659
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($134,051,689 ÷ 6,098,758 shares)(a)		$21.98
Maximum offering price per share (100/94.25 of $21.98)		$23.32
Class M:
Net Asset Value and redemption price per share ($57,507,147 ÷ 2,619,405 shares)(a)		$21.95
Maximum offering price per share (100/96.50 of $21.95)		$22.75
Class C:
Net Asset Value and offering price per share ($51,225,966 ÷ 2,354,462 shares)(a)		$21.76
Asset Manager 50%:
Net Asset Value, offering price and redemption price per share ($9,274,633,810 ÷ 419,934,958 shares)		$22.09
Class I:
Net Asset Value, offering price and redemption price per share ($81,320,351 ÷ 3,689,299 shares)		$22.04
Class Z:
Net Asset Value, offering price and redemption price per share ($1,955,129,696 ÷ 88,742,795 shares)		$22.03

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$3,047,324
Interest		6,290
Income from Fidelity Central Funds (including $385,746 from security lending)		200,383,475
Total income		203,437,089
Expenses
Management fee	$52,351,755
Transfer agent fees	12,205,728
Distribution and service plan fees	1,047,635
Accounting fees	1,612,173
Custodian fees and expenses	14,493
Independent trustees' fees and expenses	30,457
Registration fees	192,525
Audit	39,353
Legal	17,060
Interest	328
Miscellaneous	47,372
Total expenses before reductions	67,558,879
Expense reductions	(100,301)
Total expenses after reductions		67,458,578
Net investment income (loss)		135,978,511
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,899,500
Fidelity Central Funds	149,991,552
Futures contracts	(146,620,357)
Capital gain distributions from Fidelity Central Funds	106,498,716
Total net realized gain (loss)		148,769,411
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(37,488,399)
Fidelity Central Funds	1,309,702,299
Futures contracts	35,054,184
Total change in net unrealized appreciation (depreciation)		1,307,268,084
Net gain (loss)		1,456,037,495
Net increase (decrease) in net assets resulting from operations		$1,592,016,006

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$135,978,511	$152,167,784
Net realized gain (loss)	148,769,411	119,663,256
Change in net unrealized appreciation (depreciation)	1,307,268,084	627,397,337
Net increase (decrease) in net assets resulting from operations	1,592,016,006	899,228,377
Distributions to shareholders	(238,862,306)	(384,474,225)
Share transactions - net increase (decrease)	534,736,459	(143,015,947)
Total increase (decrease) in net assets	1,887,890,159	371,738,205
Net Assets
Beginning of period	9,665,978,500	9,294,240,295
End of period	$11,553,868,659	$9,665,978,500

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 50% Class A

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.33	$18.22	$18.58	$18.29	$16.91
Income from Investment Operations
Net investment income (loss)A	.20	.24	.28	.23	.19
Net realized and unrealized gain (loss)	2.86	1.57	.20	.80	1.46
Total from investment operations	3.06	1.81	.48	1.03	1.65
Distributions from net investment income	(.17)	(.25)	(.29)	(.21)	(.18)
Distributions from net realized gain	(.24)	(.45)	(.55)	(.53)	(.09)
Total distributions	(.41)	(.70)	(.84)	(.74)	(.27)
Net asset value, end of period	$21.98	$19.33	$18.22	$18.58	$18.29
Total ReturnB,C	15.99%	10.15%	3.07%	5.74%	9.90%
Ratios to Average Net AssetsD,E
Expenses before reductions	.91%	.93%	.94%	.94%	.96%
Expenses net of fee waivers, if any	.91%	.92%	.94%	.94%	.96%
Expenses net of all reductions	.91%	.92%	.94%	.94%	.95%
Net investment income (loss)	.94%	1.32%	1.57%	1.24%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$134,052	$106,339	$95,542	$86,252	$75,623
Portfolio turnover rateF	17%	24%	37%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50% Class M

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.31	$18.20	$18.56	$18.27	$16.90
Income from Investment Operations
Net investment income (loss)A	.15	.20	.23	.18	.14
Net realized and unrealized gain (loss)	2.85	1.57	.21	.80	1.46
Total from investment operations	3.00	1.77	.44	.98	1.60
Distributions from net investment income	(.12)	(.20)	(.25)	(.16)	(.14)
Distributions from net realized gain	(.24)	(.45)	(.55)	(.53)	(.09)
Total distributions	(.36)	(.66)B	(.80)	(.69)	(.23)
Net asset value, end of period	$21.95	$19.31	$18.20	$18.56	$18.27
Total ReturnC,D	15.69%	9.89%	2.81%	5.48%	9.57%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	1.17%	1.18%	1.19%	1.21%
Expenses net of fee waivers, if any	1.15%	1.16%	1.18%	1.19%	1.21%
Expenses net of all reductions	1.15%	1.16%	1.18%	1.19%	1.21%
Net investment income (loss)	.70%	1.08%	1.33%	.99%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$57,507	$45,076	$42,658	$41,222	$36,209
Portfolio turnover rateG	17%	24%	37%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50% Class C

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.16	$18.05	$18.42	$18.15	$16.79
Income from Investment Operations
Net investment income (loss)A	.04	.10	.14	.09	.05
Net realized and unrealized gain (loss)	2.84	1.57	.20	.79	1.46
Total from investment operations	2.88	1.67	.34	.88	1.51
Distributions from net investment income	(.04)	(.11)	(.16)	(.08)	(.06)
Distributions from net realized gain	(.24)	(.45)	(.55)	(.53)	(.09)
Total distributions	(.28)	(.56)	(.71)	(.61)	(.15)
Net asset value, end of period	$21.76	$19.16	$18.05	$18.42	$18.15
Total ReturnB,C	15.12%	9.38%	2.25%	4.93%	9.07%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.67%	1.68%	1.69%	1.70%	1.72%
Expenses net of fee waivers, if any	1.67%	1.68%	1.69%	1.70%	1.72%
Expenses net of all reductions	1.67%	1.68%	1.69%	1.70%	1.71%
Net investment income (loss)	.18%	.56%	.82%	.49%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$51,226	$44,990	$46,487	$51,337	$41,900
Portfolio turnover rateF	17%	24%	37%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50%

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.42	$18.30	$18.66	$18.37	$16.98
Income from Investment Operations
Net investment income (loss)A	.27	.30	.33	.29	.24
Net realized and unrealized gain (loss)	2.87	1.58	.21	.80	1.47
Total from investment operations	3.14	1.88	.54	1.09	1.71
Distributions from net investment income	(.23)	(.30)	(.35)	(.26)	(.24)
Distributions from net realized gain	(.24)	(.45)	(.55)	(.53)	(.09)
Total distributions	(.47)	(.76)B	(.90)	(.80)B	(.32)B
Net asset value, end of period	$22.09	$19.42	$18.30	$18.66	$18.37
Total ReturnC	16.36%	10.51%	3.37%	6.05%	10.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	.61%	.62%	.63%	.63%	.65%
Expenses net of fee waivers, if any	.60%	.62%	.63%	.63%	.64%
Expenses net of all reductions	.60%	.62%	.63%	.63%	.64%
Net investment income (loss)	1.25%	1.63%	1.88%	1.55%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$9,274,634	$9,387,915	$9,026,444	$9,140,811	$8,324,452
Portfolio turnover rateF	17%	24%	37%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50% Class I

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.38	$18.26	$18.62	$18.33	$16.95
Income from Investment Operations
Net investment income (loss)A	.26	.29	.33	.28	.24
Net realized and unrealized gain (loss)	2.87	1.58	.20	.80	1.46
Total from investment operations	3.13	1.87	.53	1.08	1.70
Distributions from net investment income	(.23)	(.30)	(.34)	(.26)	(.23)
Distributions from net realized gain	(.24)	(.45)	(.55)	(.53)	(.09)
Total distributions	(.47)	(.75)	(.89)	(.79)	(.32)
Net asset value, end of period	$22.04	$19.38	$18.26	$18.62	$18.33
Total ReturnB	16.30%	10.49%	3.33%	6.02%	10.17%
Ratios to Average Net AssetsC,D
Expenses before reductions	.64%	.65%	.66%	.67%	.68%
Expenses net of fee waivers, if any	.64%	.65%	.66%	.67%	.68%
Expenses net of all reductions	.64%	.65%	.66%	.67%	.68%
Net investment income (loss)	1.21%	1.59%	1.85%	1.52%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$81,320	$55,021	$62,141	$75,904	$42,497
Portfolio turnover rateE	17%	24%	37%	15%	20%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 50% Class Z

Years ended September 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$19.37	$18.26	$18.59
Income from Investment Operations
Net investment income (loss)B	.28	.31	.35
Net realized and unrealized gain (loss)	2.87	1.57	.23
Total from investment operations	3.15	1.88	.58
Distributions from net investment income	(.25)	(.32)	(.36)
Distributions from net realized gain	(.24)	(.45)	(.55)
Total distributions	(.49)	(.77)	(.91)
Net asset value, end of period	$22.03	$19.37	$18.26
Total ReturnC,D	16.43%	10.56%	3.61%
Ratios to Average Net AssetsE,F
Expenses before reductions	.54%	.55%	.55%G
Expenses net of fee waivers, if any	.54%	.54%	.55%G
Expenses net of all reductions	.54%	.54%	.55%G
Net investment income (loss)	1.32%	1.70%	1.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,955,130	$26,638	$20,968
Portfolio turnover rateH	17%	24%	37%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 60%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of September 30, 2021

% of fund's net assets
Microsoft Corp.	2.8
Apple, Inc.	2.6
Alphabet, Inc. Class A	2.0
Amazon.com, Inc.	1.4
Facebook, Inc. Class A	1.0
Salesforce.com, Inc.	0.6
UnitedHealth Group, Inc.	0.6
Adobe, Inc.	0.5
Wells Fargo & Co.	0.5
Taiwan Semiconductor Manufacturing Co. Ltd.	0.4
12.4

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Financials	15.7
Information Technology	15.6
Health Care	8.4
Consumer Discretionary	7.8
Industrials	7.5

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	14.6%
AAA,AA,A	3.7%
BBB	6.2%
BB and Below	5.1%
Not Rated	3.0%
Equities*	65.1%
Short-Term Investments and Net Other Assets	2.3%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 2.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stock Class and Equity Futures*	65.0%
Bond Class	32.5%
Short-Term Class	2.5%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 2.0%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 23.4% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 60%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Central Funds - 65.6%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	16,623,669	$83,949,527
Fidelity Emerging Markets Equity Central Fund (a)	844,153	234,454,964
Fidelity International Equity Central Fund (a)	4,111,420	439,305,209
Fidelity Real Estate Equity Central Fund (a)	440,407	62,092,953
Fidelity U.S. Equity Central Fund (a)	14,767,976	1,957,199,900
TOTAL EQUITY CENTRAL FUNDS
(Cost $1,615,874,947)		2,777,002,553

Fixed-Income Central Funds - 31.0%
High Yield Fixed-Income Funds - 4.3%
Fidelity Emerging Markets Debt Central Fund (a)	1,251,542	11,414,065
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	106,175	10,653,577
Fidelity Floating Rate Central Fund (a)	1,079,119	108,883,104
Fidelity High Income Central Fund (a)	466,437	53,808,126

TOTAL HIGH YIELD FIXED-INCOME FUNDS		184,758,872

Investment Grade Fixed-Income Funds - 26.7%
Fidelity Inflation-Protected Bond Index Central Fund (a)	1,172,442	133,048,713
Fidelity International Credit Central Fund (a)	637,085	64,982,674
Fidelity Investment Grade Bond Central Fund (a)	8,128,766	930,743,696

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		1,128,775,083

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $1,230,289,966)		1,313,533,955

Money Market Central Funds - 3.0%
Fidelity Cash Central Fund 0.06% (b)	13,408,038	13,410,720
Fidelity Securities Lending Cash Central Fund 0.06% (b)(c)	115,167,433	115,178,950
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $128,589,670)		128,589,670
	Principal Amount	Value

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 10/7/21 to 12/2/21 (d)
(Cost $14,879,236)	14,880,000	14,879,344
	Shares	Value

Investment Companies - 2.7%
iShares 20+ Year Treasury Bond ETF (e)
(Cost $119,319,914)	782,259	112,895,620
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $3,108,953,733)		4,346,901,142
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(114,372,692)
NET ASSETS - 100%		$4,232,528,450

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	238	Dec. 2021	$26,977,300	$(71,919)	$(71,919)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	875	Dec. 2021	188,026,563	8,105,356	8,105,356
ICE MSCI Emerging Markets Index Contracts (United States)	1,219	Dec. 2021	75,919,320	2,364,024	2,364,024
TOTAL FUTURES CONTRACTS					$10,397,461

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

The notional amount of futures sold as a percentage of Net Assets is 6.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,879,344.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$20,922,296	$326,926,892	$334,436,711	$9,059	$(1,757)	$--	$13,410,720	0.0
Fidelity Commodity Strategy Central Fund	--	101,152,431	22,832,322	13,669,090	1,612,023	4,017,395	83,949,527	10.5
Fidelity Emerging Markets Debt Central Fund	27,879,158	6,320,635	23,482,500	984,730	(1,340,089)	2,036,861	11,414,065	0.4
Fidelity Emerging Markets Debt Local Currency Central Fund	15,219,796	423,979	5,095,000	423,979	91,498	13,304	10,653,577	11.0
Fidelity Emerging Markets Equity Central Fund	223,607,673	46,201,843	76,703,213	4,645,894	9,446,967	31,901,694	234,454,964	12.3
Fidelity Floating Rate Central Fund	14,207,510	95,350,288	1,982,701	1,908,450	(5,036)	1,313,043	108,883,104	3.9
Fidelity High Income Central Fund	53,705,739	9,620,079	14,913,804	2,929,263	71,380	5,324,732	53,808,126	2.2
Fidelity Inflation-Protected Bond Index Central Fund	153,267,204	39,846,349	65,366,331	2,130,621	4,002,489	1,299,002	133,048,713	11.3
Fidelity International Credit Central Fund	45,952,687	26,890,228	6,642,789	2,600,541	157,572	(1,375,024)	64,982,674	11.2
Fidelity International Equity Central Fund	360,882,090	61,717,892	77,160,000	6,987,978	6,316,914	87,548,313	439,305,209	11.6
Fidelity Investment Grade Bond Central Fund	810,157,055	255,752,253	107,424,337	38,017,104	(729,665)	(27,011,610)	930,743,696	2.8
Fidelity Real Estate Equity Central Fund	4,505,615	50,455,882	1,503,596	669,235	239	8,634,813	62,092,953	3.8
Fidelity Securities Lending Cash Central Fund 0.06%	45,210,150	742,566,259	672,597,459	165,694	--	--	115,178,950	0.3
Fidelity U.S. Equity Central Fund	1,430,583,670	282,313,681	212,893,196	26,111,412	(17,655,683)	474,851,428	1,957,199,900	7.1
Total	$3,206,100,643	$2,045,538,691	$1,623,033,959	$101,253,050	$1,966,852	$588,553,951	$4,219,126,178

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$2,777,002,553	$2,777,002,553	$--	$--
Fixed-Income Central Funds	1,313,533,955	1,313,533,955	--	--
Money Market Central Funds	128,589,670	128,589,670	--	--
U.S. Treasury Obligations	14,879,344	--	14,879,344	--
Investment Companies	112,895,620	112,895,620	--	--
Total Investments in Securities:	$4,346,901,142	$4,332,021,798	$14,879,344	$--
Derivative Instruments:
Assets
Futures Contracts	$10,469,380	$10,469,380	$--	$--
Total Assets	$10,469,380	$10,469,380	$--	$--
Liabilities
Futures Contracts	$(71,919)	$(71,919)	$--	$--
Total Liabilities	$(71,919)	$(71,919)	$--	$--
Total Derivative Instruments:	$10,397,461	$10,397,461	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$10,469,380	$(71,919)
Total Equity Risk	10,469,380	(71,919)
Total Value of Derivatives	$10,469,380	$(71,919)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.6%
United Kingdom	2.8%
Cayman Islands	2.8%
Japan	1.9%
France	1.8%
Netherlands	1.6%
Switzerland	1.3%
Germany	1.3%
Canada	1.1%
Others (Individually Less Than 1%)	8.8%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 60%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $112,887,104) — See accompanying schedule: Unaffiliated issuers (cost $134,199,150)	$127,774,964
Fidelity Central Funds (cost $2,974,754,583)	4,219,126,178
Total Investment in Securities (cost $3,108,953,733)		$4,346,901,142
Foreign currency held at value (cost $1)		1
Receivable for investments sold		1,363,802
Receivable for fund shares sold		1,826,281
Dividends receivable		29,394
Distributions receivable from Fidelity Central Funds		10,495
Receivable for daily variation margin on futures contracts		1,802,695
Prepaid expenses		6,328
Other receivables		2,636
Total assets		4,351,942,774
Liabilities
Payable for investments purchased	$16,488
Payable for fund shares redeemed	1,615,708
Accrued management fee	1,888,327
Distribution and service plan fees payable	105,310
Other affiliated payables	506,967
Other payables and accrued expenses	102,574
Collateral on securities loaned	115,178,950
Total liabilities		119,414,324
Net Assets		$4,232,528,450
Net Assets consist of:
Paid in capital		$3,091,739,675
Total accumulated earnings (loss)		1,140,788,775
Net Assets		$4,232,528,450
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($167,442,352 ÷ 10,542,953 shares)(a)		$15.88
Maximum offering price per share (100/94.25 of $15.88)		$16.85
Class M:
Net Asset Value and redemption price per share ($54,174,171 ÷ 3,433,707 shares)(a)		$15.78
Maximum offering price per share (100/96.50 of $15.78)		$16.35
Class C:
Net Asset Value and offering price per share ($55,262,266 ÷ 3,554,880 shares)(a)		$15.55
Asset Manager 60%:
Net Asset Value, offering price and redemption price per share ($2,427,382,070 ÷ 151,900,851 shares)		$15.98
Class I:
Net Asset Value, offering price and redemption price per share ($115,781,577 ÷ 7,241,343 shares)		$15.99
Class Z:
Net Asset Value, offering price and redemption price per share ($1,412,486,014 ÷ 88,374,041 shares)		$15.98

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$1,350,621
Interest		2,835
Income from Fidelity Central Funds (including $165,694 from security lending)		70,392,326
Total income		71,745,782
Expenses
Management fee	$20,663,254
Transfer agent fees	4,281,797
Distribution and service plan fees	1,263,520
Accounting fees	1,315,706
Custodian fees and expenses	13,993
Independent trustees' fees and expenses	10,726
Registration fees	211,656
Audit	39,353
Legal	16,330
Interest	91
Miscellaneous	16,341
Total expenses before reductions	27,832,767
Expense reductions	(35,880)
Total expenses after reductions		27,796,887
Net investment income (loss)		43,948,895
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,936,630
Fidelity Central Funds	1,966,852
Foreign currency transactions	1,273
Futures contracts	(23,247,198)
Capital gain distributions from Fidelity Central Funds	30,860,724
Total net realized gain (loss)		22,518,281
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(17,515,716)
Fidelity Central Funds	588,553,951
Assets and liabilities in foreign currencies	(2,180)
Futures contracts	11,176,395
Total change in net unrealized appreciation (depreciation)		582,212,450
Net gain (loss)		604,730,731
Net increase (decrease) in net assets resulting from operations		$648,679,626

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,948,895	$46,146,004
Net realized gain (loss)	22,518,281	25,693,273
Change in net unrealized appreciation (depreciation)	582,212,450	241,865,766
Net increase (decrease) in net assets resulting from operations	648,679,626	313,705,043
Distributions to shareholders	(68,041,389)	(130,212,248)
Share transactions - net increase (decrease)	387,357,243	33,223,905
Total increase (decrease) in net assets	967,995,480	216,716,700
Net Assets
Beginning of period	3,264,532,970	3,047,816,270
End of period	$4,232,528,450	$3,264,532,970

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 60% Class A

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.57	$12.68	$12.92	$12.42	$11.24
Income from Investment Operations
Net investment income (loss)A	.13	.15	.17	.14	.11
Net realized and unrealized gain (loss)	2.42	1.24	.06	.69	1.21
Total from investment operations	2.55	1.39	.23	.83	1.32
Distributions from net investment income	(.12)	(.17)	(.15)	(.11)	(.12)
Distributions from net realized gain	(.12)	(.33)	(.32)	(.22)	(.02)
Total distributions	(.24)	(.50)	(.47)	(.33)	(.14)
Net asset value, end of period	$15.88	$13.57	$12.68	$12.92	$12.42
Total ReturnB,C	18.90%	11.13%	2.24%	6.80%	11.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	.99%	1.00%	1.02%	1.02%	1.03%
Expenses net of fee waivers, if any	.99%	1.00%	1.01%	1.01%	1.03%
Expenses net of all reductions	.99%	1.00%	1.01%	1.01%	1.02%
Net investment income (loss)	.84%	1.19%	1.40%	1.12%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$167,442	$129,967	$128,269	$130,729	$59,049
Portfolio turnover rateF	19%	29%	39%	18%G	18%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60% Class M

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.48	$12.60	$12.84	$12.34	$11.17
Income from Investment Operations
Net investment income (loss)A	.09	.12	.14	.11	.09
Net realized and unrealized gain (loss)	2.41	1.22	.06	.70	1.19
Total from investment operations	2.50	1.34	.20	.81	1.28
Distributions from net investment income	(.08)	(.13)	(.12)	(.08)	(.09)
Distributions from net realized gain	(.12)	(.33)	(.32)	(.22)	(.02)
Total distributions	(.20)	(.46)	(.44)	(.31)B	(.11)
Net asset value, end of period	$15.78	$13.48	$12.60	$12.84	$12.34
Total ReturnC,D	18.67%	10.83%	2.01%	6.60%	11.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.24%	1.26%	1.28%	1.28%	1.28%
Expenses net of fee waivers, if any	1.24%	1.25%	1.25%	1.26%	1.28%
Expenses net of all reductions	1.24%	1.25%	1.25%	1.26%	1.27%
Net investment income (loss)	.59%	.94%	1.15%	.87%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$54,174	$49,060	$49,997	$55,343	$20,860
Portfolio turnover rateG	19%	29%	39%	18%H	18%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60% Class C

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.29	$12.42	$12.67	$12.18	$11.04
Income from Investment Operations
Net investment income (loss)A	.01	.05	.08	.05	.03
Net realized and unrealized gain (loss)	2.38	1.21	.06	.69	1.17
Total from investment operations	2.39	1.26	.14	.74	1.20
Distributions from net investment income	–B	(.06)	(.07)	(.02)	(.04)
Distributions from net realized gain	(.12)	(.33)	(.32)	(.22)	(.02)
Total distributions	(.13)C	(.39)	(.39)	(.25)C	(.06)
Net asset value, end of period	$15.55	$13.29	$12.42	$12.67	$12.18
Total ReturnD,E	18.02%	10.29%	1.47%	6.09%	10.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.77%	1.79%	1.81%	1.79%	1.78%
Expenses net of fee waivers, if any	1.77%	1.76%	1.76%	1.76%	1.78%
Expenses net of all reductions	1.77%	1.76%	1.76%	1.76%	1.78%
Net investment income (loss)	.06%	.42%	.64%	.37%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$55,262	$61,950	$67,955	$86,887	$37,384
Portfolio turnover rateH	19%	29%	39%	18%I	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60%

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.65	$12.75	$12.98	$12.47	$11.29
Income from Investment Operations
Net investment income (loss)A	.18	.19	.21	.18	.15
Net realized and unrealized gain (loss)	2.43	1.25	.06	.70	1.21
Total from investment operations	2.61	1.44	.27	.88	1.36
Distributions from net investment income	(.16)	(.21)	(.18)	(.15)	(.15)
Distributions from net realized gain	(.12)	(.33)	(.32)	(.22)	(.02)
Total distributions	(.28)	(.54)	(.50)	(.37)	(.18)B
Net asset value, end of period	$15.98	$13.65	$12.75	$12.98	$12.47
Total ReturnC	19.28%	11.50%	2.60%	7.17%	12.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.69%	.70%	.70%	.71%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.67%	.68%	.69%	.70%	.71%
Net investment income (loss)	1.15%	1.51%	1.71%	1.44%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$2,427,382	$2,950,010	$2,727,092	$2,679,353	$1,821,025
Portfolio turnover rateF	19%	29%	39%	18%G	18%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60% Class I

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.66	$12.76	$12.99	$12.48	$11.30
Income from Investment Operations
Net investment income (loss)A	.17	.19	.21	.18	.15
Net realized and unrealized gain (loss)	2.43	1.24	.05	.70	1.20
Total from investment operations	2.60	1.43	.26	.88	1.35
Distributions from net investment income	(.15)	(.20)	(.17)	(.14)	(.15)
Distributions from net realized gain	(.12)	(.33)	(.32)	(.22)	(.02)
Total distributions	(.27)	(.53)	(.49)	(.37)B	(.17)
Net asset value, end of period	$15.99	$13.66	$12.76	$12.99	$12.48
Total ReturnC	19.20%	11.44%	2.56%	7.12%	12.16%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.74%	.75%	.75%	.75%
Expenses net of fee waivers, if any	.74%	.73%	.73%	.74%	.74%
Expenses net of all reductions	.74%	.73%	.73%	.74%	.74%
Net investment income (loss)	1.09%	1.46%	1.67%	1.39%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$115,782	$51,429	$55,379	$63,604	$26,423
Portfolio turnover rateF	19%	29%	39%	18%G	18%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 60% Class Z

Years ended September 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$13.65	$12.76	$12.97
Income from Investment Operations
Net investment income (loss)B	.19	.20	.22
Net realized and unrealized gain (loss)	2.43	1.24	.08
Total from investment operations	2.62	1.44	.30
Distributions from net investment income	(.17)	(.22)	(.19)
Distributions from net realized gain	(.12)	(.33)	(.32)
Total distributions	(.29)	(.55)	(.51)
Net asset value, end of period	$15.98	$13.65	$12.76
Total ReturnC,D	19.35%	11.50%	2.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.62%	.63%G
Expenses net of fee waivers, if any	.61%	.62%	.63%G
Expenses net of all reductions	.61%	.62%	.63%G
Net investment income (loss)	1.22%	1.57%	1.77%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,412,486	$22,117	$19,124
Portfolio turnover rateH	19%	29%	39%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 70%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of September 30, 2021

% of fund's net assets
Microsoft Corp.	3.2
Apple, Inc.	3.0
Alphabet, Inc. Class A	2.3
Amazon.com, Inc.	1.6
Facebook, Inc. Class A	1.2
Salesforce.com, Inc.	0.7
UnitedHealth Group, Inc.	0.6
Adobe, Inc.	0.6
Wells Fargo & Co.	0.5
Taiwan Semiconductor Manufacturing Co. Ltd.	0.5
14.2

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Information Technology	17.1
Financials	15.9
Health Care	9.4
Consumer Discretionary	8.9
Industrials	8.2

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	9.7%
AAA,AA,A	2.2%
BBB	3.6%
BB and Below	5.1%
Not Rated	2.5%
Equities*	74.6%
Short-Term Investments and Net Other Assets	2.3%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 2.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stock Class and Equity Futures*	74.6%
Bond Class	23.2%
Short-Term Class	2.2%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 2.0%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 26.1% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 70%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Central Funds - 75.4%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	28,032,769	$141,565,485
Fidelity Emerging Markets Equity Central Fund (a)	1,487,379	413,104,612
Fidelity International Equity Central Fund (a)	8,240,355	880,481,939
Fidelity Real Estate Equity Central Fund (a)	718,061	101,239,394
Fidelity U.S. Equity Central Fund (a)	27,604,074	3,658,367,869
TOTAL EQUITY CENTRAL FUNDS
(Cost $2,455,756,182)		5,194,759,299

Fixed-Income Central Funds - 21.3%
High Yield Fixed-Income Funds - 4.9%
Fidelity Emerging Markets Debt Central Fund (a)	3,851,881	35,129,152
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	179,984	18,059,605
Fidelity Floating Rate Central Fund (a)	1,935,535	195,295,531
Fidelity High Income Central Fund (a)	757,658	87,403,456

TOTAL HIGH YIELD FIXED-INCOME FUNDS		335,887,744

Investment Grade Fixed-Income Funds - 16.4%
Fidelity Inflation-Protected Bond Index Central Fund (a)	1,986,967	225,481,046
Fidelity International Credit Central Fund (a)	1,074,573	109,606,414
Fidelity Investment Grade Bond Central Fund (a)	6,979,713	799,177,138

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		1,134,264,598

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $1,364,626,230)		1,470,152,342

Money Market Central Funds - 3.0%
Fidelity Cash Central Fund 0.06% (b)	20,550,944	20,555,054
Fidelity Securities Lending Cash Central Fund 0.06% (b)(c)	188,328,642	188,347,475
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $208,902,529)		208,902,529
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 10/14/21 to 12/2/21 (d)
(Cost $22,998,519)	23,000,000	22,998,801
	Shares	Value

Investment Companies - 2.7%
iShares 20+ Year Treasury Bond ETF (e)
(Cost $194,987,749)	1,279,121	184,602,744
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $4,247,271,209)		7,081,415,715
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(186,488,575)
NET ASSETS - 100%		$6,894,927,140

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	199	Dec. 2021	$22,556,650	$(60,134)	$(60,134)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,365	Dec. 2021	293,321,438	12,644,356	12,644,356
ICE MSCI Emerging Markets Index Contracts (United States)	1,539	Dec. 2021	95,848,920	3,504,686	3,504,686
TOTAL FUTURES CONTRACTS					$16,088,908

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

The notional amount of futures sold as a percentage of Net Assets is 5.6%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $22,998,801.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$32,713,948	$666,077,822	$678,233,822	$12,241	$(2,894)	$--	$20,555,054	0.0
Fidelity Commodity Strategy Central Fund	--	178,923,749	49,676,478	23,120,228	3,859,464	8,458,750	141,565,485	17.7
Fidelity Emerging Markets Debt Central Fund	47,819,338	5,545,510	19,239,478	1,726,370	(1,564,428)	2,568,210	35,129,152	1.3
Fidelity Emerging Markets Debt Local Currency Central Fund	25,856,727	720,293	8,696,000	720,294	156,117	22,468	18,059,605	18.7
Fidelity Emerging Markets Equity Central Fund	421,301,253	56,628,563	145,642,078	8,159,776	31,918,019	48,898,855	413,104,612	21.7
Fidelity Floating Rate Central Fund	23,960,132	171,940,953	2,871,978	3,254,903	(26,296)	2,292,720	195,295,531	7.0
Fidelity High Income Central Fund	89,552,559	9,174,540	20,124,490	4,759,113	(52,505)	8,853,352	87,403,456	3.6
Fidelity Inflation-Protected Bond Index Central Fund	223,020,904	63,942,874	69,128,153	2,992,822	4,375,732	3,269,689	225,481,046	19.2
Fidelity International Credit Central Fund	77,423,084	45,521,436	11,354,755	4,208,709	314,118	(2,297,469)	109,606,414	18.8
Fidelity International Equity Central Fund	754,010,575	60,328,564	125,879,816	14,199,530	14,064,706	177,957,910	880,481,939	23.2
Fidelity Investment Grade Bond Central Fund	779,247,359	199,854,284	153,911,879	34,931,427	2,599,874	(28,612,500)	799,177,138	2.4
Fidelity Real Estate Equity Central Fund	7,624,993	81,789,629	2,376,869	1,095,651	16,968	14,184,673	101,239,394	6.2
Fidelity Securities Lending Cash Central Fund 0.06%	88,816,500	1,607,525,556	1,507,994,581	319,143	--	--	188,347,475	0.5
Fidelity U.S. Equity Central Fund	2,872,962,504	330,444,023	443,354,313	50,731,734	(14,520,140)	912,835,795	3,658,367,869	13.4
Total	$5,444,309,876	$3,478,417,796	$3,238,484,690	$150,231,941	$41,138,735	$1,148,432,453	$6,873,814,170

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$5,194,759,299	$5,194,759,299	$--	$--
Fixed-Income Central Funds	1,470,152,342	1,470,152,342	--	--
Money Market Central Funds	208,902,529	208,902,529	--	--
U.S. Treasury Obligations	22,998,801	--	22,998,801	--
Investment Companies	184,602,744	184,602,744	--	--
Total Investments in Securities:	$7,081,415,715	$7,058,416,914	$22,998,801	$--
Derivative Instruments:
Assets
Futures Contracts	$16,149,042	$16,149,042	$--	$--
Total Assets	$16,149,042	$16,149,042	$--	$--
Liabilities
Futures Contracts	$(60,134)	$(60,134)	$--	$--
Total Liabilities	$(60,134)	$(60,134)	$--	$--
Total Derivative Instruments:	$16,088,908	$16,088,908	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$16,149,042	$(60,134)
Total Equity Risk	16,149,042	(60,134)
Total Value of Derivatives	$16,149,042	$(60,134)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	73.9%
United Kingdom	3.1%
Cayman Islands	2.3%
Japan	2.3%
France	2.1%
Netherlands	1.8%
Switzerland	1.6%
Germany	1.6%
Canada	1.5%
Others (Individually Less Than 1%)	9.8%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 70%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $184,599,712) — See accompanying schedule: Unaffiliated issuers (cost $217,986,268)	$207,601,545
Fidelity Central Funds (cost $4,029,284,941)	6,873,814,170
Total Investment in Securities (cost $4,247,271,209)		$7,081,415,715
Receivable for investments sold		5,271,844
Receivable for fund shares sold		1,754,796
Distributions receivable from Fidelity Central Funds		25,376
Receivable for daily variation margin on futures contracts		2,849,667
Prepaid expenses		10,357
Other receivables		37,061
Total assets		7,091,364,816
Liabilities
Payable for investments purchased	$9,256
Payable for fund shares redeemed	4,025,132
Accrued management fee	3,088,385
Distribution and service plan fees payable	118,765
Other affiliated payables	764,926
Other payables and accrued expenses	83,737
Collateral on securities loaned	188,347,475
Total liabilities		196,437,676
Net Assets		$6,894,927,140
Net Assets consist of:
Paid in capital		$4,431,952,465
Total accumulated earnings (loss)		2,462,974,675
Net Assets		$6,894,927,140
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($219,595,005 ÷ 7,750,099 shares)(a)		$28.33
Maximum offering price per share (100/94.25 of $28.33)		$30.06
Class M:
Net Asset Value and redemption price per share ($80,784,237 ÷ 2,854,673 shares)(a)		$28.30
Maximum offering price per share (100/96.50 of $28.30)		$29.33
Class C:
Net Asset Value and offering price per share ($44,169,898 ÷ 1,571,032 shares)(a)		$28.12
Asset Manager 70%:
Net Asset Value, offering price and redemption price per share ($4,523,496,547 ÷ 159,113,858 shares)		$28.43
Class I:
Net Asset Value, offering price and redemption price per share ($54,440,420 ÷ 1,913,189 shares)		$28.46
Class Z:
Net Asset Value, offering price and redemption price per share ($1,972,441,033 ÷ 69,425,188 shares)		$28.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$2,332,046
Interest		3,572
Income from Fidelity Central Funds (including $319,143 from security lending)		109,717,085
Total income		112,052,703
Expenses
Management fee	$34,265,502
Transfer agent fees	7,150,053
Distribution and service plan fees	1,362,334
Accounting fees	1,428,460
Custodian fees and expenses	14,135
Independent trustees' fees and expenses	17,906
Registration fees	128,795
Audit	39,063
Legal	10,879
Interest	271
Miscellaneous	27,370
Total expenses before reductions	44,444,768
Expense reductions	(59,420)
Total expenses after reductions		44,385,348
Net investment income (loss)		67,667,355
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,208,646
Fidelity Central Funds	41,138,735
Futures contracts	(59,589,748)
Capital gain distributions from Fidelity Central Funds	40,514,856
Total net realized gain (loss)		48,272,489
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(35,920,313)
Fidelity Central Funds	1,148,432,453
Futures contracts	17,275,883
Total change in net unrealized appreciation (depreciation)		1,129,788,023
Net gain (loss)		1,178,060,512
Net increase (decrease) in net assets resulting from operations		$1,245,727,867

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$67,667,355	$74,989,375
Net realized gain (loss)	48,272,489	92,830,852
Change in net unrealized appreciation (depreciation)	1,129,788,023	425,697,986
Net increase (decrease) in net assets resulting from operations	1,245,727,867	593,518,213
Distributions to shareholders	(133,509,657)	(278,845,625)
Share transactions - net increase (decrease)	222,902,213	(13,377,148)
Total increase (decrease) in net assets	1,335,120,423	301,295,440
Net Assets
Beginning of period	5,559,806,717	5,258,511,277
End of period	$6,894,927,140	$5,559,806,717

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 70% Class A

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.67	$22.21	$23.27	$22.26	$19.78
Income from Investment Operations
Net investment income (loss)A	.21	.25	.27	.23	.19
Net realized and unrealized gain (loss)	4.95	2.32	(.17)	1.59	2.53
Total from investment operations	5.16	2.57	.10	1.82	2.72
Distributions from net investment income	(.18)	(.28)	(.25)	(.19)	(.20)
Distributions from net realized gain	(.32)	(.83)	(.91)	(.62)	(.04)
Total distributions	(.50)	(1.11)	(1.16)	(.81)	(.24)
Net asset value, end of period	$28.33	$23.67	$22.21	$23.27	$22.26
Total ReturnB,C	21.99%	11.81%	1.16%	8.31%	13.89%
Ratios to Average Net AssetsD,E
Expenses before reductions	.96%	.99%	1.00%	1.00%	1.02%
Expenses net of fee waivers, if any	.96%	.98%	1.00%	1.00%	1.01%
Expenses net of all reductions	.96%	.98%	1.00%	1.00%	1.01%
Net investment income (loss)	.76%	1.11%	1.25%	.99%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$219,595	$179,404	$166,280	$155,622	$146,562
Portfolio turnover rateF	20%	27%	41%	21%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70% Class M

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.65	$22.19	$23.24	$22.25	$19.77
Income from Investment Operations
Net investment income (loss)A	.14	.19	.22	.17	.13
Net realized and unrealized gain (loss)	4.96	2.33	(.17)	1.58	2.54
Total from investment operations	5.10	2.52	.05	1.75	2.67
Distributions from net investment income	(.13)	(.23)	(.19)	(.14)	(.15)
Distributions from net realized gain	(.32)	(.83)	(.91)	(.62)	(.04)
Total distributions	(.45)	(1.06)	(1.10)	(.76)	(.19)
Net asset value, end of period	$28.30	$23.65	$22.19	$23.24	$22.25
Total ReturnB,C	21.71%	11.56%	.90%	7.99%	13.63%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.21%	1.23%	1.24%	1.25%	1.27%
Expenses net of fee waivers, if any	1.21%	1.23%	1.24%	1.25%	1.27%
Expenses net of all reductions	1.21%	1.23%	1.24%	1.25%	1.27%
Net investment income (loss)	.51%	.87%	1.01%	.74%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$80,784	$69,250	$63,064	$61,587	$53,245
Portfolio turnover rateF	20%	27%	41%	21%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70% Class C

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.50	$22.03	$23.06	$22.08	$19.63
Income from Investment Operations
Net investment income (loss)A	–B	.08	.11	.05	.03
Net realized and unrealized gain (loss)	4.94	2.30	(.15)	1.57	2.51
Total from investment operations	4.94	2.38	(.04)	1.62	2.54
Distributions from net investment income	–	(.08)	(.07)	(.03)	(.05)
Distributions from net realized gain	(.32)	(.83)	(.91)	(.62)	(.04)
Total distributions	(.32)	(.91)	(.99)C	(.64)C	(.09)
Net asset value, end of period	$28.12	$23.50	$22.03	$23.06	$22.08
Total ReturnD,E	21.12%	10.98%	.42%	7.46%	13.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.72%	1.74%	1.75%	1.75%	1.77%
Expenses net of fee waivers, if any	1.72%	1.74%	1.75%	1.75%	1.77%
Expenses net of all reductions	1.72%	1.74%	1.75%	1.75%	1.77%
Net investment income (loss)	- %H	.36%	.50%	.24%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$44,170	$40,240	$42,547	$63,398	$59,046
Portfolio turnover rateI	20%	27%	41%	21%	19%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70%

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.74	$22.27	$23.33	$22.33	$19.84
Income from Investment Operations
Net investment income (loss)A	.29	.32	.34	.30	.25
Net realized and unrealized gain (loss)	4.97	2.33	(.17)	1.58	2.54
Total from investment operations	5.26	2.65	.17	1.88	2.79
Distributions from net investment income	(.26)	(.35)	(.31)	(.26)	(.26)
Distributions from net realized gain	(.32)	(.83)	(.91)	(.62)	(.04)
Total distributions	(.57)B	(1.18)	(1.23)B	(.88)	(.30)
Net asset value, end of period	$28.43	$23.74	$22.27	$23.33	$22.33
Total ReturnC	22.39%	12.14%	1.51%	8.57%	14.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.66%	.68%	.69%	.69%	.71%
Expenses net of fee waivers, if any	.66%	.68%	.69%	.69%	.71%
Expenses net of all reductions	.66%	.68%	.69%	.69%	.70%
Net investment income (loss)	1.06%	1.42%	1.56%	1.30%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$4,523,497	$5,203,794	$4,893,270	$5,088,118	$4,673,798
Portfolio turnover rateF	20%	27%	41%	21%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70% Class I

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.75	$22.27	$23.33	$22.33	$19.85
Income from Investment Operations
Net investment income (loss)A	.28	.31	.33	.29	.24
Net realized and unrealized gain (loss)	4.98	2.34	(.17)	1.58	2.54
Total from investment operations	5.26	2.65	.16	1.87	2.78
Distributions from net investment income	(.24)	(.34)	(.30)	(.25)	(.26)
Distributions from net realized gain	(.32)	(.83)	(.91)	(.62)	(.04)
Total distributions	(.55)B	(1.17)	(1.22)B	(.87)	(.30)
Net asset value, end of period	$28.46	$23.75	$22.27	$23.33	$22.33
Total ReturnC	22.37%	12.14%	1.46%	8.53%	14.22%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.71%	.72%	.72%	.74%
Expenses net of fee waivers, if any	.69%	.71%	.72%	.72%	.74%
Expenses net of all reductions	.69%	.71%	.72%	.72%	.73%
Net investment income (loss)	1.03%	1.39%	1.53%	1.27%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$54,440	$38,396	$68,475	$74,682	$79,461
Portfolio turnover rateF	20%	27%	41%	21%	19%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 70% Class Z

Years ended September 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$23.72	$22.26	$23.29
Income from Investment Operations
Net investment income (loss)B	.32	.33	.35
Net realized and unrealized gain (loss)	4.96	2.33	(.13)
Total from investment operations	5.28	2.66	.22
Distributions from net investment income	(.27)	(.37)	(.34)
Distributions from net realized gain	(.32)	(.83)	(.91)
Total distributions	(.59)	(1.20)	(1.25)
Net asset value, end of period	$28.41	$23.72	$22.26
Total ReturnC,D	22.48%	12.21%	1.78%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.61%	.62%G
Expenses net of fee waivers, if any	.59%	.60%	.61%G
Expenses net of all reductions	.59%	.60%	.61%G
Net investment income (loss)	1.13%	1.49%	1.64%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,972,441	$28,723	$24,876
Portfolio turnover rateH	20%	27%	41%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 85%

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of September 30, 2021

% of fund's net assets
Microsoft Corp.	3.9
Apple, Inc.	3.5
Alphabet, Inc. Class A	2.7
Amazon.com, Inc.	1.9
Facebook, Inc. Class A	1.4
Salesforce.com, Inc.	0.8
UnitedHealth Group, Inc.	0.8
Adobe, Inc.	0.7
Wells Fargo & Co.	0.7
Taiwan Semiconductor Manufacturing Co. Ltd.	0.6
17.0

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Information Technology	19.7
Financials	16.2
Health Care	10.4
Consumer Discretionary	10.0
Industrials	9.1

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	2.4%
AAA,AA,A	0.4%
BBB	1.2%
BB and Below	2.0%
Not Rated	2.5%
Equities*	88.7%
Short-Term Investments and Net Other Assets	2.8%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 2.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stock Class and Equity Futures*	88.8%
Bond Class	9.5%
Short-Term Class	1.7%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 2.2%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 29.3% of net assets.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Fidelity Asset Manager® 85%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Central Funds - 89.8%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	16,092,169	$81,265,451
Fidelity Emerging Markets Equity Central Fund (a)	1,002,143	278,335,206
Fidelity International Equity Central Fund (a)	5,485,365	586,111,212
Fidelity Real Estate Equity Central Fund (a)	463,374	65,331,143
Fidelity U.S. Equity Central Fund (a)	18,133,263	2,403,201,360
TOTAL EQUITY CENTRAL FUNDS
(Cost $1,897,695,231)		3,414,244,372

Fixed-Income Central Funds - 6.7%
High Yield Fixed-Income Funds - 2.2%
Fidelity Emerging Markets Debt Central Fund (a)	1,681,966	15,339,531
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	102,362	10,270,984
Fidelity High Income Central Fund (a)	504,251	58,170,351

TOTAL HIGH YIELD FIXED-INCOME FUNDS		83,780,866

Investment Grade Fixed-Income Funds - 4.5%
Fidelity Inflation-Protected Bond Index Central Fund (a)	581,071	65,939,974
Fidelity International Credit Central Fund (a)	616,289	62,861,437
Fidelity Investment Grade Bond Central Fund (a)	373,087	42,718,442

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		171,519,853

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $238,139,476)		255,300,719

Money Market Central Funds - 3.2%
Fidelity Cash Central Fund 0.06% (b)	11,905,525	11,907,906
Fidelity Securities Lending Cash Central Fund 0.06% (b)(c)	110,500,075	110,511,125
TOTAL MONEY MARKET CENTRAL FUNDS
(Cost $122,419,031)		122,419,031
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 10/14/21 to 12/2/21 (d)
(Cost $9,399,512)	9,400,000	9,399,574
	Shares	Value

Investment Companies - 2.9%
iShares 20+ Year Treasury Bond ETF (e)
(Cost $118,120,782)	769,993	111,125,391
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $2,385,774,032)		3,912,489,087
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(110,356,473)
NET ASSETS - 100%		$3,802,132,614

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	181	Dec. 2021	$20,516,350	$(54,694)	$(54,694)
Sold
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	447	Dec. 2021	96,054,713	4,140,679	4,140,679
ICE MSCI Emerging Markets Index Contracts (United States)	905	Dec. 2021	56,363,400	1,733,357	1,733,357
TOTAL FUTURES CONTRACTS					$5,819,342

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

The notional amount of futures sold as a percentage of Net Assets is 4.0%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,399,574.

 (e) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,275,084	$225,681,556	$215,046,144	$6,154	$(2,590)	$--	$11,907,906	0.0
Fidelity Commodity Strategy Central Fund	--	108,002,102	34,179,025	13,263,649	2,624,896	4,817,478	81,265,451	10.2
Fidelity Emerging Markets Debt Central Fund	12,562,957	4,270,626	1,659,047	609,481	(3,492)	168,487	15,339,531	0.6
Fidelity Emerging Markets Debt Local Currency Central Fund	12,963,416	361,123	3,118,000	361,123	49,058	15,387	10,270,984	10.6
Fidelity Emerging Markets Equity Central Fund	248,883,467	55,589,096	71,219,241	5,163,799	8,002,337	37,079,547	278,335,206	14.6
Fidelity High Income Central Fund	47,201,042	8,691,497	2,832,480	2,872,800	6,261	5,104,031	58,170,351	2.4
Fidelity Inflation-Protected Bond Index Central Fund	104,592,243	14,487,330	55,843,829	811,920	1,467,485	1,236,745	65,939,974	5.6
Fidelity International Credit Central Fund	39,105,459	27,500,335	2,544,660	2,348,716	(7,627)	(1,192,070)	62,861,437	10.8
Fidelity International Equity Central Fund	438,510,847	118,543,623	84,397,713	8,697,700	7,986,155	105,468,300	586,111,212	15.5
Fidelity Investment Grade Bond Central Fund	85,583,038	32,877,844	73,151,991	3,355,914	2,920,130	(5,510,579)	42,718,442	0.1
Fidelity Real Estate Equity Central Fund	3,839,228	55,158,784	1,079,883	648,192	(7,724)	7,420,738	65,331,143	4.0
Fidelity Securities Lending Cash Central Fund 0.06%	17,216,550	1,038,043,098	944,748,523	179,582	--	--	110,511,125	0.3
Fidelity U.S. Equity Central Fund	1,696,908,927	322,796,329	161,794,384	31,133,953	(13,127,429)	558,417,917	2,403,201,360	8.8
Total	$2,708,642,258	$2,012,003,343	$1,651,614,920	$69,452,983	$9,907,460	$713,025,981	$3,791,964,122

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$3,414,244,372	$3,414,244,372	$--	$--
Fixed-Income Central Funds	255,300,719	255,300,719	--	--
Money Market Central Funds	122,419,031	122,419,031	--	--
U.S. Treasury Obligations	9,399,574	--	9,399,574	--
Investment Companies	111,125,391	111,125,391	--	--
Total Investments in Securities:	$3,912,489,087	$3,903,089,513	$9,399,574	$--
Derivative Instruments:
Assets
Futures Contracts	$5,874,036	$5,874,036	$--	$--
Total Assets	$5,874,036	$5,874,036	$--	$--
Liabilities
Futures Contracts	$(54,694)	$(54,694)	$--	$--
Total Liabilities	$(54,694)	$(54,694)	$--	$--
Total Derivative Instruments:	$5,819,342	$5,819,342	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$5,874,036	$(54,694)
Total Equity Risk	5,874,036	(54,694)
Total Value of Derivatives	$5,874,036	$(54,694)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.7%
United Kingdom	3.2%
Japan	2.7%
France	2.4%
Cayman Islands	2.3%
Netherlands	2.1%
Canada	1.8%
Germany	1.8%
Switzerland	1.7%
India	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	9.1%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager® 85%

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $108,312,160) — See accompanying schedule: Unaffiliated issuers (cost $127,520,294)	$120,524,965
Fidelity Central Funds (cost $2,258,253,738)	3,791,964,122
Total Investment in Securities (cost $2,385,774,032)		$3,912,489,087
Cash		975
Receivable for investments sold		436,170
Receivable for fund shares sold		3,147,044
Distributions receivable from Fidelity Central Funds		20,156
Receivable for daily variation margin on futures contracts		767,575
Prepaid expenses		5,746
Total assets		3,916,866,753
Liabilities
Payable for investments purchased	$1,490
Payable for fund shares redeemed	1,862,813
Accrued management fee	1,710,129
Distribution and service plan fees payable	107,403
Other affiliated payables	465,324
Other payables and accrued expenses	75,855
Collateral on securities loaned	110,511,125
Total liabilities		114,734,139
Net Assets		$3,802,132,614
Net Assets consist of:
Paid in capital		$2,427,562,578
Total accumulated earnings (loss)		1,374,570,036
Net Assets		$3,802,132,614
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($191,715,426 ÷ 7,432,285 shares)(a)		$25.79
Maximum offering price per share (100/94.25 of $25.79)		$27.36
Class M:
Net Asset Value and redemption price per share ($54,863,729 ÷ 2,144,827 shares)(a)		$25.58
Maximum offering price per share (100/96.50 of $25.58)		$26.51
Class C:
Net Asset Value and offering price per share ($49,896,012 ÷ 1,977,183 shares)(a)		$25.24
Asset Manager 85%:
Net Asset Value, offering price and redemption price per share ($2,185,947,513 ÷ 83,741,093 shares)		$26.10
Class I:
Net Asset Value, offering price and redemption price per share ($60,989,337 ÷ 2,342,720 shares)		$26.03
Class Z:
Net Asset Value, offering price and redemption price per share ($1,258,720,597 ÷ 48,434,819 shares)		$25.99

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends		$1,385,926
Interest		4,278
Income from Fidelity Central Funds (including $179,582 from security lending)		54,815,606
Total income		56,205,810
Expenses
Management fee	$18,346,224
Transfer agent fees	4,076,756
Distribution and service plan fees	1,186,493
Accounting fees	983,210
Custodian fees and expenses	13,344
Independent trustees' fees and expenses	9,430
Registration fees	158,266
Audit	39,353
Legal	6,031
Interest	138
Miscellaneous	14,131
Total expenses before reductions	24,833,376
Expense reductions	(31,986)
Total expenses after reductions		24,801,390
Net investment income (loss)		31,404,420
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,997,853
Fidelity Central Funds	9,907,460
Futures contracts	580,280
Capital gain distributions from Fidelity Central Funds	14,637,377
Total net realized gain (loss)		39,122,970
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(21,555,328)
Fidelity Central Funds	713,025,981
Futures contracts	6,803,065
Total change in net unrealized appreciation (depreciation)		698,273,718
Net gain (loss)		737,396,688
Net increase (decrease) in net assets resulting from operations		$768,801,108

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,404,420	$32,680,561
Net realized gain (loss)	39,122,970	35,319,361
Change in net unrealized appreciation (depreciation)	698,273,718	251,715,517
Net increase (decrease) in net assets resulting from operations	768,801,108	319,715,439
Distributions to shareholders	(62,299,659)	(144,716,033)
Share transactions - net increase (decrease)	290,321,267	89,303,172
Total increase (decrease) in net assets	996,822,716	264,302,578
Net Assets
Beginning of period	2,805,309,898	2,541,007,320
End of period	$3,802,132,614	$2,805,309,898

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Asset Manager 85% Class A

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.73	$19.30	$20.36	$19.02	$16.45
Income from Investment Operations
Net investment income (loss)A	.16	.19	.20	.16	.13
Net realized and unrealized gain (loss)	5.31	2.29	(.37)	1.77	2.61
Total from investment operations	5.47	2.48	(.17)	1.93	2.74
Distributions from net investment income	(.13)	(.22)	(.17)	(.14)	(.13)
Distributions from net realized gain	(.28)	(.84)	(.72)	(.45)	(.05)
Total distributions	(.41)	(1.05)B	(.89)	(.59)	(.17)B
Net asset value, end of period	$25.79	$20.73	$19.30	$20.36	$19.02
Total ReturnC,D	26.59%	13.11%	(.11)%	10.29%	16.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	1.00%	1.01%	1.02%	1.04%
Expenses net of fee waivers, if any	.98%	.99%	1.01%	1.02%	1.04%
Expenses net of all reductions	.98%	.99%	1.01%	1.02%	1.03%
Net investment income (loss)	.64%	.97%	1.06%	.80%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$191,715	$143,117	$125,168	$115,447	$92,868
Portfolio turnover rateG	18%	41%	47%	24%	23%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85% Class M

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.57	$19.17	$20.22	$18.91	$16.34
Income from Investment Operations
Net investment income (loss)A	.09	.14	.15	.10	.08
Net realized and unrealized gain (loss)	5.28	2.27	(.36)	1.75	2.61
Total from investment operations	5.37	2.41	(.21)	1.85	2.69
Distributions from net investment income	(.08)	(.18)	(.13)	(.09)	(.07)
Distributions from net realized gain	(.28)	(.84)	(.72)	(.45)	(.05)
Total distributions	(.36)	(1.01)B	(.84)B	(.54)	(.12)
Net asset value, end of period	$25.58	$20.57	$19.17	$20.22	$18.91
Total ReturnC,D	26.30%	12.81%	(.35)%	9.94%	16.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.23%	1.25%	1.27%	1.29%	1.31%
Expenses net of fee waivers, if any	1.23%	1.25%	1.27%	1.29%	1.31%
Expenses net of all reductions	1.23%	1.25%	1.27%	1.29%	1.31%
Net investment income (loss)	.39%	.72%	.80%	.53%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$54,864	$40,604	$33,611	$31,371	$24,207
Portfolio turnover rateG	18%	41%	47%	24%	23%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85% Class C

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.31	$18.92	$19.95	$18.65	$16.14
Income from Investment Operations
Net investment income (loss)A	(.03)	.04	.06	.01	–B
Net realized and unrealized gain (loss)	5.21	2.24	(.35)	1.74	2.56
Total from investment operations	5.18	2.28	(.29)	1.75	2.56
Distributions from net investment income	–	(.06)	(.02)	–B	(.01)
Distributions from net realized gain	(.25)	(.84)	(.72)	(.45)	(.05)
Total distributions	(.25)	(.89)C	(.74)	(.45)	(.05)C
Net asset value, end of period	$25.24	$20.31	$18.92	$19.95	$18.65
Total ReturnD,E	25.65%	12.25%	(.88)%	9.51%	15.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.74%	1.76%	1.77%	1.77%	1.79%
Expenses net of fee waivers, if any	1.74%	1.76%	1.77%	1.77%	1.79%
Expenses net of all reductions	1.74%	1.76%	1.77%	1.77%	1.78%
Net investment income (loss)	(.13)%	.21%	.30%	.05%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$49,896	$44,510	$40,909	$50,588	$44,313
Portfolio turnover rateH	18%	41%	47%	24%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85%

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.96	$19.50	$20.56	$19.20	$16.60
Income from Investment Operations
Net investment income (loss)A	.23	.25	.26	.22	.19
Net realized and unrealized gain (loss)	5.38	2.32	(.38)	1.78	2.63
Total from investment operations	5.61	2.57	(.12)	2.00	2.82
Distributions from net investment income	(.19)	(.27)	(.23)	(.19)	(.17)
Distributions from net realized gain	(.28)	(.84)	(.72)	(.45)	(.05)
Total distributions	(.47)	(1.11)	(.94)B	(.64)	(.22)
Net asset value, end of period	$26.10	$20.96	$19.50	$20.56	$19.20
Total ReturnC	27.00%	13.44%	.21%	10.62%	17.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.69%	.71%	.71%	.73%
Expenses net of fee waivers, if any	.68%	.69%	.71%	.71%	.73%
Expenses net of all reductions	.68%	.69%	.71%	.71%	.73%
Net investment income (loss)	.94%	1.28%	1.36%	1.11%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$2,185,948	$2,520,790	$2,278,919	$2,377,705	$1,832,601
Portfolio turnover rateF	18%	41%	47%	24%	23%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85% Class I

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.91	$19.45	$20.50	$19.15	$16.55
Income from Investment Operations
Net investment income (loss)A	.22	.24	.25	.21	.18
Net realized and unrealized gain (loss)	5.36	2.32	(.37)	1.78	2.63
Total from investment operations	5.58	2.56	(.12)	1.99	2.81
Distributions from net investment income	(.18)	(.26)	(.21)	(.19)	(.16)
Distributions from net realized gain	(.28)	(.84)	(.72)	(.45)	(.05)
Total distributions	(.46)	(1.10)	(.93)	(.64)	(.21)
Net asset value, end of period	$26.03	$20.91	$19.45	$20.50	$19.15
Total ReturnB	26.93%	13.40%	.15%	10.58%	17.16%
Ratios to Average Net AssetsC,D
Expenses before reductions	.71%	.73%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.71%	.72%	.74%	.75%	.76%
Expenses net of all reductions	.71%	.72%	.74%	.75%	.75%
Net investment income (loss)	.90%	1.25%	1.33%	1.07%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$60,989	$31,606	$39,115	$54,135	$38,765
Portfolio turnover rateE	18%	41%	47%	24%	23%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Asset Manager 85% Class Z

Years ended September 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$20.87	$19.43	$20.45
Income from Investment Operations
Net investment income (loss)B	.26	.26	.27
Net realized and unrealized gain (loss)	5.34	2.31	(.32)
Total from investment operations	5.60	2.57	(.05)
Distributions from net investment income	(.21)	(.30)	(.25)
Distributions from net realized gain	(.28)	(.84)	(.72)
Total distributions	(.48)C	(1.13)C	(.97)
Net asset value, end of period	$25.99	$20.87	$19.43
Total ReturnD,E	27.11%	13.50%	.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.61%	.62%H
Expenses net of fee waivers, if any	.60%	.61%	.62%H
Expenses net of all reductions	.60%	.61%	.62%H
Net investment income (loss)	1.01%	1.36%	1.45%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,258,721	$24,683	$23,286
Portfolio turnover rateI	18%	41%	47%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70% and Fidelity Asset Manager 85% (the Funds) are funds of Fidelity Charles Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers Class A, Class M, Class C, Asset Manager, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	Less than .005%
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Emerging Markets Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures	.03%
Fidelity International Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures	.01%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Foreign Securities Restricted Securities	Less than .005%
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Restricted Securities Swaps	Less than .005%
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	Restricted Securities	Less than .005%
Fidelity International Credit Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.	Foreign Securities Futures Options Restricted Securities Swaps	.01%
Fidelity U.S. Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in common stocks, allocated across different market sectors.	Delayed Delivery & When Issued Securities Foreign Securities Futures Restricted Securities	Less than .005%
Fidelity Emerging Markets Debt Local Currency Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets and denominated in the local currency of the issuer.	Foreign Securities	.04%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2021, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Asset Manager 50%	248,470
Fidelity Asset Manager 70%	37,061

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Asset Manager 20%	$5,570,645,631	$806,452,803	$(16,789,668)	$789,663,135
Fidelity Asset Manager 30%	2,566,611,728	390,559,919	(15,954,776)	374,605,143
Fidelity Asset Manager 40%	2,060,347,422	493,848,557	(10,110,148)	483,738,409
Fidelity Asset Manager 50%	8,709,926,440	3,066,927,594	(31,020,057)	3,035,907,537
Fidelity Asset Manager 60%	3,266,774,160	1,102,744,858	(22,617,876)	1,080,126,982
Fidelity Asset Manager 70%	4,720,482,887	2,381,309,706	(20,376,878)	2,360,932,828
Fidelity Asset Manager 85%	2,611,350,429	1,323,434,414	(22,295,756)	1,301,138,658

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Asset Manager 20%	$24,117,364	$–	$(21,726,301)	$789,663,135
Fidelity Asset Manager 30%	12,424,555	–	(6,678,935)	374,605,143
Fidelity Asset Manager 40%	12,885,156	9,676,814	–	483,738,409
Fidelity Asset Manager 50%	58,146,612	99,300,522	–	3,035,907,537
Fidelity Asset Manager 60%	36,018,138	24,643,686	–	1,080,126,951
Fidelity Asset Manager 70%	67,746,424	34,295,422	–	2,360,932,828
Fidelity Asset Manager 85%	39,134,830	34,296,547	–	1,301,138,658

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Total capital loss carryfoward
Fidelity Asset Manager 20%	$(21,726,301)	$(21,726,301)
Fidelity Asset Manager 30%	(6,678,935)	(6,678,935)

The tax character of distributions paid was as follows:

September 30, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Asset Manager 20%	$110,397,850	$–	$110,397,850
Fidelity Asset Manager 30%	45,916,472	–	45,916,472
Fidelity Asset Manager 40%	45,956,890	4,144,121	50,101,011
Fidelity Asset Manager 50%	201,038,108	37,824,198	238,862,306
Fidelity Asset Manager 60%	63,576,732	4,464,657	68,041,389
Fidelity Asset Manager 70%	96,257,254	37,252,403	133,509,657
Fidelity Asset Manager 85%	39,908,851	22,390,808	62,299,659

September 30, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Asset Manager 20%	$98,542,571	$39,879,607	$138,422,178
Fidelity Asset Manager 30%	36,396,995	19,001,934	55,398,929
Fidelity Asset Manager 40%	37,424,506	28,573,019	65,997,525
Fidelity Asset Manager 50%	176,420,606	208,053,619	384,474,225
Fidelity Asset Manager 60%	58,133,683	72,078,565	130,212,248
Fidelity Asset Manager 70%	96,895,748	181,949,877	278,845,625
Fidelity Asset Manager 85%	41,972,994	102,743,039	144,716,033

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts" for Fidelity Asset Manager 60%, Fidelity Asset Manager 70% and Fidelity Asset Manager 80%. The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Asset Manager 20%	1,355,796,232	1,207,292,163
Fidelity Asset Manager 30%	809,244,030	409,690,974
Fidelity Asset Manager 40%	592,894,876	486,006,624
Fidelity Asset Manager 50%	1,853,631,133	1,872,415,098
Fidelity Asset Manager 60%	1,113,841,687	730,693,869
Fidelity Asset Manager 70%	1,434,177,324	1,274,093,884
Fidelity Asset Manager 85%	881,419,896	611,664,361

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Asset Manager 20%	.30%	.10%	.40%
Fidelity Asset Manager 30%	.30%	.10%	.40%
Fidelity Asset Manager 40%	.30%	.10%	.40%
Fidelity Asset Manager 50%	.25%	.23%	.48%
Fidelity Asset Manager 60%	.30%	.23%	.53%
Fidelity Asset Manager 70%	.30%	.23%	.53%
Fidelity Asset Manager 85%	.30%	.23%	.53%

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Asset Manager 20%
Class A	-%	.25%	$142,468	$8,288
Class M	.25%	.25%	151,860	832
Class C	.75%	.25%	261,595	56,103
			$555,923	$65,223
Fidelity Asset Manager 30%
Class A	-%	.25%	$164,361	$12,582
Class M	.25%	.25%	119,700	634
Class C	.75%	.25%	302,976	63,681
			$587,037	$76,897
Fidelity Asset Manager 40%
Class A	-%	.25%	$153,973	$3,416
Class M	.25%	.25%	70,414	542
Class C	.75%	.25%	259,973	46,739
			$484,360	$50,697
Fidelity Asset Manager 50%
Class A	-%	.25%	$303,198	$10,492
Class M	.25%	.25%	257,020	198
Class C	.75%	.25%	487,417	99,147
			$1,047,635	$109,837
Fidelity Asset Manager 60%
Class A	-%	.25%	$380,503	$6,880
Class M	.25%	.25%	268,604	1,070
Class C	.75%	.25%	614,413	62,759
			$1,263,520	$70,709
Fidelity Asset Manager 70%
Class A	-%	.25%	$519,985	$7,121
Class M	.25%	.25%	390,052	3,998
Class C	.75%	.25%	452,297	71,781
			$1,362,334	$82,900
Fidelity Asset Manager 85%
Class A	-%	.25%	$432,964	$5,096
Class M	.25%	.25%	251,276	738
Class C	.75%	.25%	502,253	85,633
			$1,186,493	$91,467

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Asset Manager 20%
Class A	$27,001
Class M	3,143
Class C(a)	1,520
$31,664
Fidelity Asset Manager 30%
Class A	$55,630
Class M	3,787
Class C(a)	2,097
$61,514
Fidelity Asset Manager 40%
Class A	$27,220
Class M	5,152
Class C(a)	2,640
$35,012
Fidelity Asset Manager 50%
Class A	$63,613
Class M	15,489
Class C(a)	5,801
$84,903
Fidelity Asset Manager 60%
Class A	$48,917
Class M	7,957
Class C(a)	4,508
$61,382
Fidelity Asset Manager 70%
Class A	$89,711
Class M	12,015
Class C(a)	2,826
$104,552
Fidelity Asset Manager 85%
Class A	$160,349
Class M	9,071
Class C(a)	3,975
$173,395

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Asset Manager 20%
Class A	$80,268.14
Class M	43,122.14
Class C	38,191.15
Asset Manager 20%	4,306,970.08
Class I	39,290.13
Class Z	92,206.05
	$4,600,047
Fidelity Asset Manager 30%
Class A	$85,570.13
Class M	32,414.14
Class C	43,791.14
Asset Manager 30%	1,688,295.07
Class I	59,429.10
Class Z	32,552.05
	$1,942,051
Fidelity Asset Manager 40%
Class A	$81,536.13
Class M	17,255.12
Class C	37,822.15
Asset Manager 40%	1,577,374.07
Class I	45,323.12
Class Z	38,922.05
	$1,798,232
Fidelity Asset Manager 50%
Class A	$199,941.16
Class M	80,467.16
Class C	84,001.17
Asset Manager 50%	11,627,731.11
Class I	104,867.15
Class Z	108,721.04
	$12,205,728
Fidelity Asset Manager 60%
Class A	$263,337.17
Class M	92,465.17
Class C	124,887.20
Asset Manager 60%	3,571,312.11
Class I	149,646.17
Class Z	80,150.04
	$4,281,797
Fidelity Asset Manager 70%
Class A	$337,408.16
Class M	122,961.16
Class C	76,553.17
Asset Manager 70%	6,436,808.11
Class I	65,792.14
Class Z	110,531.04
	$7,150,053
Fidelity Asset Manager 85%
Class A	$288,003.17
Class M	83,432.17
Class C	89,321.18
Asset Manager 85%	3,461,570.12
Class I	78,887.15
Class Z	75,543.04
	$4,076,756

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Asset Manager 20%	.02
Fidelity Asset Manager 30%	.03
Fidelity Asset Manager 40%	.03
Fidelity Asset Manager 50%	.01
Fidelity Asset Manager 60%	.03
Fidelity Asset Manager 70%	.02
Fidelity Asset Manager 85%	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Asset Manager 20%	$32
Fidelity Asset Manager 30%	19
Fidelity Asset Manager 40%	20
Fidelity Asset Manager 50%	1,460
Fidelity Asset Manager 60%	1,013
Fidelity Asset Manager 70%	2,234
Fidelity Asset Manager 85%	1,301

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Asset Manager 20%	Borrower	$10,333,000.29%		$83
Fidelity Asset Manager 50%	Borrower	$6,417,833.31%		$328
Fidelity Asset Manager 60%	Borrower	$11,263,000.29%		$91
Fidelity Asset Manager 70%	Borrower	$15,932,500.31%		$271
Fidelity Asset Manager 85%	Borrower	$8,139,000.31%		$138

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Asset Manager 20%	2,713,943	16,097,069
Fidelity Asset Manager 30%	2,056,710	–
Fidelity Asset Manager 40%	2,324,862	–
Fidelity Asset Manager 50%	9,700,409	–
Fidelity Asset Manager 60%	2,075,098	2,331,491
Fidelity Asset Manager 70%	3,447,284	4,992,609
Fidelity Asset Manager 85%	1,819,264	1,628,910

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Asset Manager 20%	$11,320
Fidelity Asset Manager 30%	4,462
Fidelity Asset Manager 40%	4,299
Fidelity Asset Manager 50%	20,219
Fidelity Asset Manager 60%	7,068
Fidelity Asset Manager 70%	11,861
Fidelity Asset Manager 85%	6,181

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Asset Manager 20%	$15,634	$147	$–
Fidelity Asset Manager 30%	$8,030	$503	$–
Fidelity Asset Manager 40%	$8,034	$8	$–
Fidelity Asset Manager 50%	$41,547	$15,801	$–
Fidelity Asset Manager 60%	$17,477	$–	$–
Fidelity Asset Manager 70%	$33,717	$8	$–
Fidelity Asset Manager 85%	$18,857	$1,412	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds and certain Central Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset expenses. Through arrangements with each applicable Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Asset Manager 20%	$151

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Asset Manager 20%	$31,772
Fidelity Asset Manager 30%	13,392
Fidelity Asset Manager 40%	12,471
Fidelity Asset Manager 50%	100,218
Fidelity Asset Manager 60%	35,880
Fidelity Asset Manager 70%	59,420
Fidelity Asset Manager 85%	31,986

In addition, during the period the investment adviser or an affiliate reimbursed certain Funds for an operational error which is included in the accompanying Statements of Operations as follows:

Amount
Fidelity Asset Manager 50%	$83

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2021	Year ended September 30, 2020
Fidelity Asset Manager 20%
Distributions to shareholders
Class A	$837,710	$1,047,253
Class M	382,796	544,284
Class C	269,006	341,314
Asset Manager 20%	107,336,888	135,291,379
Class I	563,077	805,412
Class Z	1,008,373	392,536
Total	$110,397,850	$138,422,178
Fidelity Asset Manager 30%
Distributions to shareholders
Class A	$976,110	$1,114,224
Class M	317,690	404,331
Class C	341,803	496,433
Asset Manager 30%	42,858,581	52,618,026
Class I	972,524	531,363
Class Z	449,764	234,552
Total	$45,916,472	$55,398,929
Fidelity Asset Manager 40%
Distributions to shareholders
Class A	$1,065,869	$1,365,211
Class M	227,841	321,540
Class C	314,970	584,935
Asset Manager 40%	47,443,443	62,567,740
Class I	713,626	900,071
Class Z	335,262	258,028
Total	$50,101,011	$65,997,525
Fidelity Asset Manager 50%
Distributions to shareholders
Class A	$2,268,334	$3,722,876
Class M	853,349	1,560,275
Class C	664,806	1,430,031
Asset Manager 50%	232,851,579	374,544,054
Class I	1,452,214	2,307,393
Class Z	772,024	909,596
Total	$238,862,306	$384,474,225
Fidelity Asset Manager 60%
Distributions to shareholders
Class A	$2,286,809	$4,887,126
Class M	719,093	1,798,452
Class C	569,166	2,040,018
Asset Manager 60%	62,927,677	118,388,823
Class I	1,019,088	2,275,067
Class Z	519,556	822,762
Total	$68,041,389	$130,212,248
Fidelity Asset Manager 70%
Distributions to shareholders
Class A	$3,734,070	$8,330,466
Class M	1,294,808	3,020,563
Class C	533,593	1,699,457
Asset Manager 70%	126,288,593	260,996,019
Class I	904,646	3,504,873
Class Z	753,947	1,294,247
Total	$133,509,657	$278,845,625
Fidelity Asset Manager 85%
Distributions to shareholders
Class A	$2,783,068	$6,897,564
Class M	719,809	1,918,803
Class C	554,369	1,881,183
Asset Manager 85%	56,843,347	130,727,910
Class I	710,567	1,813,683
Class Z	688,499	1,476,890
Total	$62,299,659	$144,716,033

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2021	Year ended September 30, 2020	Year ended September 30, 2021	Year ended September 30, 2020
Fidelity Asset Manager 20%
Class A
Shares sold	1,409,862	1,236,570	$20,525,022	$16,874,456
Reinvestment of distributions	55,957	74,594	808,902	1,013,447
Shares redeemed	(810,830)	(1,035,946)	(11,795,848)	(13,890,115)
Net increase (decrease)	654,989	275,218	$9,538,076	$3,997,788
Class M
Shares sold	558,634	507,392	$8,091,782	$6,933,662
Reinvestment of distributions	26,555	40,146	382,658	544,277
Shares redeemed	(384,144)	(494,146)	(5,548,452)	(6,557,902)
Net increase (decrease)	201,045	53,392	$2,925,988	$920,037
Class C
Shares sold	637,012	673,653	$9,198,338	$9,061,855
Reinvestment of distributions	18,553	24,917	266,184	336,063
Shares redeemed	(682,217)	(512,971)	(9,867,826)	(6,888,316)
Net increase (decrease)	(26,652)	185,599	$(403,304)	$2,509,602
Asset Manager 20%
Shares sold	107,249,052	94,790,013	$1,560,247,397	$1,292,345,919
Reinvestment of distributions	7,210,903	9,663,111	104,440,467	131,460,543
Shares redeemed	(177,973,422)	(89,697,201)	(2,614,200,710)	(1,205,331,923)
Net increase (decrease)	(63,513,467)	14,755,923	$(949,512,846)	$218,474,539
Class I
Shares sold	671,098	2,086,707	$9,748,929	$28,024,629
Reinvestment of distributions	35,454	55,012	513,297	748,319
Shares redeemed	(895,288)	(1,718,223)	(12,913,072)	(23,646,385)
Net increase (decrease)	(188,736)	423,496	$(2,650,846)	$5,126,563
Class Z
Shares sold	101,945,954	907,294	$1,509,849,889	$12,210,909
Reinvestment of distributions	67,015	26,316	992,235	357,878
Shares redeemed	(2,628,530)	(716,902)	(38,894,858)	(9,657,904)
Net increase (decrease)	99,384,439	216,708	$1,471,947,266	$2,910,883
Fidelity Asset Manager 30%
Class A
Shares sold	2,800,538	1,613,727	$35,048,255	$18,316,059
Reinvestment of distributions	77,276	96,160	957,581	1,090,503
Shares redeemed	(1,102,737)	(707,003)	(13,804,416)	(7,868,741)
Net increase (decrease)	1,775,077	1,002,884	$22,201,420	$11,537,821
Class M
Shares sold	694,150	827,922	$8,620,882	$9,402,242
Reinvestment of distributions	25,714	35,669	317,531	404,000
Shares redeemed	(389,654)	(584,915)	(4,837,403)	(6,631,605)
Net increase (decrease)	330,210	278,676	$4,101,010	$3,174,637
Class C
Shares sold	998,087	678,550	$12,422,127	$7,593,623
Reinvestment of distributions	27,832	44,056	341,618	496,412
Shares redeemed	(847,536)	(543,827)	(10,576,289)	(6,089,829)
Net increase (decrease)	178,383	178,779	$2,187,456	$2,000,206
Asset Manager 30%
Shares sold	76,766,661	57,264,105	$960,259,120	$653,842,994
Reinvestment of distributions	3,370,680	4,542,192	41,798,020	51,497,537
Shares redeemed	(72,264,103)	(45,455,537)	(914,889,932)	(501,921,164)
Net increase (decrease)	7,873,238	16,350,760	$87,167,208	$203,419,367
Class I
Shares sold	5,085,054	795,002	$62,585,505	$9,016,722
Reinvestment of distributions	73,881	42,944	919,186	487,262
Shares redeemed	(829,597)	(899,210)	(10,427,641)	(9,836,835)
Net increase (decrease)	4,329,338	(61,264)	$53,077,050	$(332,851)
Class Z
Shares sold	36,977,243	907,601	$473,855,717	$10,097,987
Reinvestment of distributions	33,117	19,079	420,638	216,026
Shares redeemed	(694,355)	(758,348)	(8,771,049)	(8,437,658)
Net increase (decrease)	36,316,005	168,332	$465,505,306	$1,876,355
Fidelity Asset Manager 40%
Class A
Shares sold	2,172,803	1,186,058	$29,467,562	$14,340,167
Reinvestment of distributions	80,557	114,622	1,064,210	1,363,886
Shares redeemed	(813,427)	(974,515)	(10,951,692)	(11,290,067)
Net increase (decrease)	1,439,933	326,165	$19,580,080	$4,413,986
Class M
Shares sold	316,004	208,441	$4,210,428	$2,493,352
Reinvestment of distributions	17,123	26,676	225,512	317,668
Shares redeemed	(216,477)	(205,948)	(2,893,801)	(2,387,718)
Net increase (decrease)	116,650	29,169	$1,542,139	$423,302
Class C
Shares sold	620,597	537,448	$8,365,005	$6,458,877
Reinvestment of distributions	24,054	48,933	314,795	584,086
Shares redeemed	(625,285)	(769,766)	(8,420,275)	(9,007,800)
Net increase (decrease)	19,366	(183,385)	$259,525	$(1,964,837)
Asset Manager 40%
Shares sold	49,346,392	45,690,343	$662,187,189	$537,500,435
Reinvestment of distributions	3,505,470	5,159,338	46,249,344	61,202,157
Shares redeemed	(73,870,028)	(42,055,405)	(1,010,979,291)	(488,076,595)
Net increase (decrease)	(21,018,166)	8,794,276	$(302,542,758)	$110,625,997
Class I
Shares sold	1,340,421	911,020	$18,032,782	$10,724,320
Reinvestment of distributions	39,815	54,373	526,774	645,573
Shares redeemed	(624,933)	(783,686)	(8,420,268)	(9,055,527)
Net increase (decrease)	755,303	181,707	$10,139,288	$2,314,366
Class Z
Shares sold	39,890,662	1,018,164	$554,502,858	$12,385,997
Reinvestment of distributions	21,755	19,635	287,316	233,117
Shares redeemed	(760,032)	(587,778)	(10,386,653)	(6,969,861)
Net increase (decrease)	39,152,385	450,021	$544,403,521	$5,649,253
Fidelity Asset Manager 50%
Class A
Shares sold	1,735,044	1,272,915	$37,114,915	$23,232,597
Reinvestment of distributions	105,783	196,552	2,187,174	3,615,572
Shares redeemed	(1,243,847)	(1,212,215)	(26,303,885)	(21,831,524)
Net increase (decrease)	596,980	257,252	$12,998,204	$5,016,645
Class M
Shares sold	620,472	763,612	$13,320,812	$13,614,291
Reinvestment of distributions	41,325	84,512	852,402	1,556,386
Shares redeemed	(377,078)	(857,625)	(7,944,146)	(15,596,163)
Net increase (decrease)	284,719	(9,501)	$6,229,068	$(425,486)
Class C
Shares sold	867,292	663,600	$18,434,084	$12,089,845
Reinvestment of distributions	32,241	75,298	658,029	1,385,535
Shares redeemed	(893,765)	(965,044)	(18,925,427)	(17,295,838)
Net increase (decrease)	5,768	(226,146)	$166,686	$(3,820,458)
Asset Manager 50%
Shares sold	69,869,536	60,849,973	$1,491,366,178	$1,127,833,325
Reinvestment of distributions	10,850,793	19,718,538	225,413,018	363,251,514
Shares redeemed	(144,280,839)	(90,358,681)	(3,152,432,199)	(1,630,112,305)
Net increase (decrease)	(63,560,510)	(9,790,170)	$(1,435,653,003)	$(139,027,466)
Class I
Shares sold	1,508,275	886,404	$32,108,492	$16,201,813
Reinvestment of distributions	65,522	119,334	1,360,839	2,196,933
Shares redeemed	(723,599)	(1,569,039)	(15,491,377)	(27,649,699)
Net increase (decrease)	850,198	(563,301)	$17,977,954	$(9,250,953)
Class Z
Shares sold	88,585,647	626,408	$1,959,813,298	$11,604,899
Reinvestment of distributions	36,311	48,080	753,741	883,181
Shares redeemed	(1,254,422)	(447,751)	(27,549,489)	(7,996,309)
Net increase (decrease)	87,367,536	226,737	$1,933,017,550	$4,491,771
Fidelity Asset Manager 60%
Class A
Shares sold	2,576,353	1,519,736	$39,561,007	$19,407,817
Reinvestment of distributions	153,084	373,649	2,257,993	4,838,750
Shares redeemed	(1,764,656)	(2,428,371)	(26,775,672)	(30,337,949)
Net increase (decrease)	964,781	(534,986)	$15,043,328	$(6,091,382)
Class M
Shares sold	350,985	738,905	$5,257,743	$8,900,392
Reinvestment of distributions	48,692	139,189	714,799	1,794,101
Shares redeemed	(605,123)	(1,206,119)	(9,098,889)	(15,280,343)
Net increase (decrease)	(205,446)	(328,025)	$(3,126,347)	$(4,585,850)
Class C
Shares sold	752,644	603,810	$11,405,646	$7,537,745
Reinvestment of distributions	39,111	158,223	568,286	2,018,918
Shares redeemed	(1,898,971)	(1,569,592)	(28,628,413)	(19,411,347)
Net increase (decrease)	(1,107,216)	(807,559)	$(16,654,481)	$(9,854,684)
Asset Manager 60%
Shares sold	49,043,133	43,543,753	$746,664,588	$564,708,397
Reinvestment of distributions	4,173,302	8,944,044	61,806,601	116,272,570
Shares redeemed	(117,469,809)	(50,151,526)	(1,862,009,145)	(622,178,796)
Net increase (decrease)	(64,253,374)	2,336,271	$(1,053,537,956)	$58,802,171
Class I
Shares sold	4,674,380	904,234	$70,927,602	$11,703,079
Reinvestment of distributions	66,358	168,860	984,091	2,196,874
Shares redeemed	(1,265,248)	(1,646,479)	(19,250,969)	(20,798,251)
Net increase (decrease)	3,475,490	(573,385)	$52,660,724	$(6,898,298)
Class Z
Shares sold	87,984,873	539,929	$1,412,659,027	$6,989,509
Reinvestment of distributions	34,565	62,040	511,914	805,905
Shares redeemed	(1,265,816)	(480,572)	(20,198,966)	(5,943,466)
Net increase (decrease)	86,753,622	121,397	$1,392,971,975	$1,851,948
Fidelity Asset Manager 70%
Class A
Shares sold	1,249,396	1,141,883	$34,124,683	$24,918,970
Reinvestment of distributions	138,527	355,332	3,600,309	8,048,258
Shares redeemed	(1,218,159)	(1,404,623)	(33,079,028)	(30,763,764)
Net increase (decrease)	169,764	92,592	$4,645,964	$2,203,464
Class M
Shares sold	455,346	460,603	$12,421,408	$10,225,927
Reinvestment of distributions	49,325	132,379	1,282,461	3,001,040
Shares redeemed	(578,608)	(506,272)	(15,606,649)	(11,008,175)
Net increase (decrease)	(73,937)	86,710	$(1,902,780)	$2,218,792
Class C
Shares sold	401,246	211,446	$10,806,897	$4,647,063
Reinvestment of distributions	20,534	73,995	532,444	1,673,759
Shares redeemed	(563,210)	(504,181)	(15,314,143)	(10,840,748)
Net increase (decrease)	(141,430)	(218,740)	$(3,974,802)	$(4,519,926)
Asset Manager 70%
Shares sold	29,062,137	26,345,068	$782,822,143	$589,948,425
Reinvestment of distributions	4,763,655	11,312,502	123,902,670	256,341,296
Shares redeemed	(93,927,866)	(38,207,267)	(2,638,189,734)	(827,857,092)
Net increase (decrease)	(60,102,074)	(549,697)	$(1,731,464,921)	$18,432,629
Class I
Shares sold	685,284	491,055	$18,718,545	$10,371,232
Reinvestment of distributions	33,387	149,933	869,411	3,400,479
Shares redeemed	(422,350)	(2,098,785)	(11,476,894)	(47,556,690)
Net increase (decrease)	296,321	(1,457,797)	$8,111,062	$(33,784,979)
Class Z
Shares sold	68,823,019	340,136	$1,964,573,275	$7,453,305
Reinvestment of distributions	27,803	56,034	722,611	1,268,608
Shares redeemed	(636,437)	(303,064)	(17,808,196)	(6,649,041)
Net increase (decrease)	68,214,385	93,106	$1,947,487,690	$2,072,872
Fidelity Asset Manager 85%
Class A
Shares sold	1,836,311	1,356,661	$44,972,144	$25,433,750
Reinvestment of distributions	119,112	345,662	2,768,163	6,864,842
Shares redeemed	(1,426,937)	(1,283,567)	(34,185,112)	(24,654,272)
Net increase (decrease)	528,486	418,756	$13,555,195	$7,644,320
Class M
Shares sold	493,185	530,547	$12,127,724	$10,264,160
Reinvestment of distributions	31,053	96,860	717,004	1,912,018
Shares redeemed	(353,312)	(406,879)	(8,698,800)	(7,319,857)
Net increase (decrease)	170,926	220,528	$4,145,928	$4,856,321
Class C
Shares sold	443,474	522,589	$10,727,159	$9,739,367
Reinvestment of distributions	24,209	95,347	553,652	1,864,988
Shares redeemed	(682,340)	(588,556)	(16,514,402)	(11,008,225)
Net increase (decrease)	(214,657)	29,380	$(5,233,591)	$596,130
Asset Manager 85%
Shares sold	25,599,439	21,647,655	$624,540,614	$424,199,489
Reinvestment of distributions	2,385,538	6,423,778	55,988,578	128,732,513
Shares redeemed	(64,484,368)	(24,686,554)	(1,657,361,685)	(467,426,526)
Net increase (decrease)	(36,499,391)	3,384,879	$(976,832,493)	$85,505,476
Class I
Shares sold	1,314,277	490,352	$31,751,799	$9,391,597
Reinvestment of distributions	29,937	88,373	700,817	1,766,573
Shares redeemed	(512,938)	(1,078,449)	(12,471,546)	(20,506,055)
Net increase (decrease)	831,276	(499,724)	$19,981,070	$(9,347,885)
Class Z
Shares sold	48,003,708	639,664	$1,254,209,883	$12,234,121
Reinvestment of distributions	28,510	72,240	665,713	1,440,458
Shares redeemed	(779,911)	(728,045)	(20,170,438)	(13,625,769)
Net increase (decrease)	47,252,307	(16,141)	$1,234,705,158	$48,810

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 25% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Asset Manager 60%	33%
Fidelity Asset Manager 70%	28%
Fidelity Asset Manager 85%	32%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70% and Fidelity Asset Manager 85%

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70% and Fidelity Asset Manager 85% (the "Funds"), each a fund of Fidelity Charles Street Trust, including the schedules of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 15, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Asset Manager 20%
Class A	.81%
Actual		$1,000.00	$1,029.80	$4.12
Hypothetical-C		$1,000.00	$1,021.01	$4.10
Class M	1.06%
Actual		$1,000.00	$1,027.90	$5.39
Hypothetical-C		$1,000.00	$1,019.75	$5.37
Class C	1.56%
Actual		$1,000.00	$1,026.20	$7.92
Hypothetical-C		$1,000.00	$1,017.25	$7.89
Asset Manager 20%	.50%
Actual		$1,000.00	$1,030.60	$2.55
Hypothetical-C		$1,000.00	$1,022.56	$2.54
Class I	.55%
Actual		$1,000.00	$1,031.00	$2.80
Hypothetical-C		$1,000.00	$1,022.31	$2.79
Class Z	.48%
Actual		$1,000.00	$1,031.50	$2.44
Hypothetical-C		$1,000.00	$1,022.66	$2.43
Fidelity Asset Manager 30%
Class A	.82%
Actual		$1,000.00	$1,035.70	$4.18
Hypothetical-C		$1,000.00	$1,020.96	$4.15
Class M	1.08%
Actual		$1,000.00	$1,035.60	$5.51
Hypothetical-C		$1,000.00	$1,019.65	$5.47
Class C	1.58%
Actual		$1,000.00	$1,032.30	$8.05
Hypothetical-C		$1,000.00	$1,017.15	$7.99
Asset Manager 30%	.52%
Actual		$1,000.00	$1,038.30	$2.66
Hypothetical-C		$1,000.00	$1,022.46	$2.64
Class I	.54%
Actual		$1,000.00	$1,038.10	$2.76
Hypothetical-C		$1,000.00	$1,022.36	$2.74
Class Z	.49%
Actual		$1,000.00	$1,038.40	$2.50
Hypothetical-C		$1,000.00	$1,022.61	$2.48
Fidelity Asset Manager 40%
Class A	.82%
Actual		$1,000.00	$1,042.60	$4.20
Hypothetical-C		$1,000.00	$1,020.96	$4.15
Class M	1.06%
Actual		$1,000.00	$1,041.40	$5.42
Hypothetical-C		$1,000.00	$1,019.75	$5.37
Class C	1.58%
Actual		$1,000.00	$1,038.60	$8.07
Hypothetical-C		$1,000.00	$1,017.15	$7.99
Asset Manager 40%	.51%
Actual		$1,000.00	$1,044.00	$2.61
Hypothetical-C		$1,000.00	$1,022.51	$2.59
Class I	.57%
Actual		$1,000.00	$1,044.60	$2.92
Hypothetical-C		$1,000.00	$1,022.21	$2.89
Class Z	.49%
Actual		$1,000.00	$1,044.90	$2.51
Hypothetical-C		$1,000.00	$1,022.61	$2.48
Fidelity Asset Manager 50%
Class A	.90%
Actual		$1,000.00	$1,047.70	$4.62
Hypothetical-C		$1,000.00	$1,020.56	$4.56
Class M	1.15%
Actual		$1,000.00	$1,046.00	$5.90
Hypothetical-C		$1,000.00	$1,019.30	$5.82
Class C	1.66%
Actual		$1,000.00	$1,043.60	$8.50
Hypothetical-C		$1,000.00	$1,016.75	$8.39
Asset Manager 50%	.60%
Actual		$1,000.00	$1,049.30	$3.08
Hypothetical-C		$1,000.00	$1,022.06	$3.04
Class I	.64%
Actual		$1,000.00	$1,048.80	$3.29
Hypothetical-C		$1,000.00	$1,021.86	$3.24
Class Z	.54%
Actual		$1,000.00	$1,049.30	$2.77
Hypothetical-C		$1,000.00	$1,022.36	$2.74
Fidelity Asset Manager 60%
Class A	.99%
Actual		$1,000.00	$1,053.70	$5.10
Hypothetical-C		$1,000.00	$1,020.10	$5.01
Class M	1.23%
Actual		$1,000.00	$1,052.70	$6.33
Hypothetical-C		$1,000.00	$1,018.90	$6.23
Class C	1.76%
Actual		$1,000.00	$1,050.00	$9.04
Hypothetical-C		$1,000.00	$1,016.24	$8.90
Asset Manager 60%	.67%
Actual		$1,000.00	$1,055.50	$3.45
Hypothetical-C		$1,000.00	$1,021.71	$3.40
Class I	.75%
Actual		$1,000.00	$1,055.40	$3.86
Hypothetical-C		$1,000.00	$1,021.31	$3.80
Class Z	.61%
Actual		$1,000.00	$1,055.50	$3.14
Hypothetical-C		$1,000.00	$1,022.01	$3.09
Fidelity Asset Manager 70%
Class A	.96%
Actual		$1,000.00	$1,058.70	$4.95
Hypothetical-C		$1,000.00	$1,020.26	$4.86
Class M	1.20%
Actual		$1,000.00	$1,057.50	$6.19
Hypothetical-C		$1,000.00	$1,019.05	$6.07
Class C	1.72%
Actual		$1,000.00	$1,055.20	$8.86
Hypothetical-C		$1,000.00	$1,016.44	$8.69
Asset Manager 70%	.66%
Actual		$1,000.00	$1,060.40	$3.41
Hypothetical-C		$1,000.00	$1,021.76	$3.35
Class I	.69%
Actual		$1,000.00	$1,060.80	$3.56
Hypothetical-C		$1,000.00	$1,021.61	$3.50
Class Z	.60%
Actual		$1,000.00	$1,060.90	$3.10
Hypothetical-C		$1,000.00	$1,022.06	$3.04
Fidelity Asset Manager 85%
Class A	.97%
Actual		$1,000.00	$1,066.60	$5.03
Hypothetical-C		$1,000.00	$1,020.21	$4.91
Class M	1.22%
Actual		$1,000.00	$1,065.40	$6.32
Hypothetical-C		$1,000.00	$1,018.95	$6.17
Class C	1.73%
Actual		$1,000.00	$1,062.70	$8.95
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Asset Manager 85%	.67%
Actual		$1,000.00	$1,067.90	$3.47
Hypothetical-C		$1,000.00	$1,021.71	$3.40
Class I	.71%
Actual		$1,000.00	$1,068.10	$3.68
Hypothetical-C		$1,000.00	$1,021.51	$3.60
Class Z	.61%
Actual		$1,000.00	$1,068.70	$3.16
Hypothetical-C		$1,000.00	$1,022.01	$3.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended September 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Asset Manager 40%	$11,292,126
Fidelity Asset Manager 50%	$100,504,942
Fidelity Asset Manager 60%	$25,339,263
Fidelity Asset Manager 70%	$34,349,531
Fidelity Asset Manager 85%	$34,335,056

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax

Fidelity Asset Manager 20%
Class A	11.59%
Class M	11.59%
Class C	11.59%
Asset Manager 20%	11.59%
Class I	11.59%
Class Z	11.59%
Fidelity Asset Manager 30%
Class A	11.33%
Class M	11.33%
Class C	11.33%
Asset Manager 30%	11.33%
Class I	11.33%
Class Z	11.33%
Fidelity Asset Manager 40%
Class A	10.86%
Class M	10.86%
Class C	10.86%
Asset Manager 40%	10.86%
Class I	10.86%
Class Z	10.86%
Fidelity Asset Manager 50%
Class A	10.23%
Class M	10.23%
Class C	10.23%
Asset Manager 50%	10.23%
Class I	10.23%
Class Z	10.23%
Fidelity Asset Manager 60%
Class A	9.71%
Class M	9.71%
Class C	9.71%
Asset Manager 60%	9.71%
Class I	9.71%
Class Z	9.71%
Fidelity Asset Manager 70%
Class A	8.36%
Class M	8.36%
Class C	8.36%
Asset Manager 70%	8.36%
Class I	8.36%
Class Z	8.36%
Fidelity Asset Manager 85%
Class A	6.37%
Class M	6.37%
Class C	6.37%
Asset Manager 85%	6.37%
Class I	6.37%
Class Z	6.37%

The funds hereby designate the amounts noted below as distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:

Fidelity Asset Manager 20%	$65,078,262
Fidelity Asset Manager 30%	$22,668,251
Fidelity Asset Manager 40%	$19,875,324
Fidelity Asset Manager 50%	$81,328,256
Fidelity Asset Manager 60%	$21,546,374
Fidelity Asset Manager 70%	$23,260,060
Fidelity Asset Manager 85%	$3,805,902

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2020
Fidelity Asset Manager 20%	99.51%
Fidelity Asset Manager 30%	99.72%
Fidelity Asset Manager 40%	99.99%
Fidelity Asset Manager 50%	99.96%
Fidelity Asset Manager 60%	99.46%
Fidelity Asset Manager 70%	99.77%
Fidelity Asset Manager 85%	99.14%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail	Class I	Class Z
Fidelity Asset Manager 20%
October, 2020	0%	0%	0%	0%	0%	0%
November, 2020	0%	0%	–%	0%	0%	0%
December, 2020	4%	4%	4%	4%	4%	4%
February, 2021	29%	86%	–%	14%	17%	14%
March, 2021	29%	100%	–%	14%	16%	14%
April, 2021	20%	27%	72%	14%	15%	14%
May, 2021	24%	48%	–%	14%	16%	14%
June, 2021	29%	–%	–%	14%	14%	12%
July, 2021	17%	20%	35%	14%	15%	14%
August, 2021	26%	100%	–%	14%	16%	14%
September, 2021	45%	–%	–%	15%	18%	13%
Fidelity Asset Manager 30%
October, 2020	0%	0%	0%	0%	0%	0%
November, 2020	0%	0%	–%	0%	0%	0%
December, 2020	5%	6%	6%	5%	5%	5%
February, 2021	50%	–%	–%	20%	25%	20%
March, 2021	50%	–%	–%	20%	20%	20%
April, 2021	25%	31%	70%	20%	20%	20%
May, 2021	40%	100%	–%	20%	20%	20%
June, 2021	99%	–%	–%	20%	25%	20%
July, 2021	23%	26%	39%	20%	20%	20%
August, 2021	40%	100%	–%	20%	23%	20%
September, 2021	52%	–%	–%	21%	21%	17%
Fidelity Asset Manager 40%
October, 2020	0%	0%	0%	0%	0%	0%
December, 2020	7%	7%	8%	6%	6%	6%
April, 2021	49%	92%	–%	32%	33%	31%
July, 2021	41%	58%	100%	32%	33%	31%
Fidelity Asset Manager 50%
October, 2020	0%	0%	0%	0%	0%	0%
December, 2020	9%	10%	11%	8%	8%	8%
April, 2021	77%	100%	–%	44%	46%	40%
July, 2021	59%	87%	–%	44%	46%	41%
Fidelity Asset Manager 60%
December, 2020	29%	35%	58%	25%	25%	24%
Fidelity Asset Manager 70%
December, 2020	43%	51%	90%	35%	37%	34%
Fidelity Asset Manager 85%
December, 2020	46%	56%	100%	37%	38%	35%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class I	Class Z
Fidelity Asset Manager 20%
October, 2020	0%	0%	0%	0%	0%	0%
November, 2020	0%	0%	–%	0%	0%	0%
December, 2020	7%	7%	8%	6%	6%	6%
February, 2021	65%	100%	–%	33%	39%	33%
March, 2021	65%	100%	–%	33%	38%	33%
April, 2021	45%	61%	100%	33%	35%	33%
May, 2021	55%	100%	–%	33%	37%	33%
June, 2021	66%	–%	–%	33%	33%	28%
July, 2021	40%	46%	79%	33%	34%	33%
August, 2021	59%	100%	–%	33%	37%	33%
September, 2021	100%	–%	–%	34%	41%	29%
Fidelity Asset Manager 30%
October, 2020	0%	0%	0%	0%	0%	0%
November, 2020	0%	0%	–%	0%	0%	0%
December, 2020	9%	10%	10%	9%	9%	9%
February, 2021	100%	–%	–%	46%	57%	46%
March, 2021	100%	–%	–%	46%	46%	46%
April, 2021	58%	71%	100%	46%	46%	46%
May, 2021	91%	100%	–%	46%	46%	46%
June, 2021	100%	–%	–%	46%	57%	46%
July, 2021	53%	59%	88%	46%	46%	46%
August, 2021	91%	100%	–%	46%	52%	46%
September, 2021	100%	–%	–%	47%	47%	40%
Fidelity Asset Manager 40%
October, 2020	0%	0%	0%	0%	0%	0%
December, 2020	12%	12%	14%	11%	11%	11%
April, 2021	100%	100%	–%	70%	73%	67%
July, 2021	90%	100%	100%	70%	72%	68%
Fidelity Asset Manager 50%
October, 2020	0%	0%	0%	0%	0%	0%
December, 2020	15%	16%	19%	14%	14%	14%
April, 2021	100%	100%	–%	96%	99%	88%
July, 2021	100%	100%	–%	96%	99%	90%
Fidelity Asset Manager 60%
December, 2020	46%	55%	91%	39%	40%	38%
Fidelity Asset Manager 70%
December, 2020	66%	78%	100%	55%	58%	53%
Fidelity Asset Manager 85%
December, 2020	77%	94%	100%	62%	64%	59%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a Section 199A dividend:

	Class A	Class M	Class C	Retail	Class I	Class Z
Fidelity Asset Manager 20%
October, 2020	0%	0%	0%	0%	0%	0%
November, 2020	0%	0%	–%	0%	0%	0%
December, 2020	1%	1%	1%	1%	1%	1%
February, 2021	5%	0%	–%	3%	3%	3%
March, 2021	5%	0%	–%	3%	3%	3%
April, 2021	4%	5%	0%	3%	3%	3%
May, 2021	5%	0%	–%	3%	3%	3%
June, 2021	5%	–%	–%	3%	3%	3%
July, 2021	3%	4%	6%	3%	3%	3%
August, 2021	5%	0%	–%	3%	3%	3%
September, 2021	0%	–%	–%	3%	4%	3%
Fidelity Asset Manager 30%
October, 2020	0%	0%	0%	0%	0%	0%
November, 2020	0%	0%	0%	0%	0%	0%
December, 2020	1%	1%	1%	1%	1%	1%
February, 2021	0%	–%	–%	4%	4%	4%
March, 2021	0%	–%	–%	4%	4%	4%
April, 2021	5%	5%	0%	4%	4%	4%
May, 2021	7%	0%	–%	4%	4%	4%
June, 2021	0%	–%	–%	4%	4%	4%
July, 2021	4%	5%	7%	4%	4%	4%
August, 2021	7%	0%	–%	4%	4%	4%
September, 2021	0%	–%	–%	4%	4%	3%
Fidelity Asset Manager 40%
October, 2020	0%	0%	0%	0%	0%	0%
December, 2020	1%	1%	1%	1%	1%	1%
April, 2021	0%	0%	0%	5%	5%	5%
July, 2021	6%	0%	0%	5%	5%	5%
Fidelity Asset Manager 50%
October, 2020	0%	0%	0%	0%	0%	0%
December, 2020	1%	1%	1%	1%	1%	1%
April, 2021	0%	0%	–%	4%	1%	12%
July, 2021	0%	0%	–%	4%	1%	10%
Fidelity Asset Manager 60%
December, 2020	2%	3%	4%	2%	2%	2%
Fidelity Asset Manager 70%
December, 2020	3%	3%	0%	2%	2%	2%
Fidelity Asset Manager 85%
December, 2020	3%	3%	0%	2%	2%	2%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Asset Manager 20%
Class A	02/10/20	$0.0004	$0.0001
Class M	02/10/20	$0.0003	$0.0001
Class C	02/10/20	$0.0001	$0.0001
Asset Manager 20%	02/10/20	$0.0005	$0.0001
Class I	02/10/20	$0.0005	$0.0001
Class Z	02/10/20	$0.0006	$0.0001

Class A	03/09/20	$0.0006	$0.0001
Class M	03/09/20	$0.0004	$0.0001
Class C	03/09/20	$0.0002	$0.0001
Asset Manager 20%	03/09/20	$0.0008	$0.0001
Class I	03/09/20	$0.0007	$0.0001
Class Z	03/09/20	$0.0008	$0.0001

Class A	04/06/20	$0.0008	$0.0001
Class M	04/06/20	$0.0006	$0.0001
Class C	04/06/20	$0.0004	$0.0001
Asset Manager 20%	04/06/20	$0.0009	$0.0001
Class I	04/06/20	$0.0009	$0.0001
Class Z	04/06/20	$0.0010	$0.0001

Class A	05/04/20	$0.0009	$0.0001
Class M	05/04/20	$0.0008	$0.0001
Class C	05/04/20	$0.0005	$0.0001
Asset Manager 20%	05/04/20	$0.0011	$0.0001
Class I	05/04/20	$0.0011	$0.0001
Class Z	05/04/20	$0.0012	$0.0001

Class A	06/08/20	$0.0007	$0.0001
Class M	06/08/20	$0.0005	$0.0001
Class C	06/08/20	$0.0002	$0.0001
Asset Manager 20%	06/08/20	$0.0009	$0.0001
Class I	06/08/20	$0.0008	$0.0001
Class Z	06/08/20	$0.0009	$0.0001

Class A	07/13/20	$0.0006	$0.0001
Class M	07/13/20	$0.0005	$0.0001
Class C	07/13/20	$0.0002	$0.0001
Asset Manager 20%	07/13/20	$0.0008	$0.0001
Class I	07/13/20	$0.0008	$0.0001
Class Z	07/13/20	$0.0008	$0.0001

Class A	08/10/20	$0.0007	$0.0001
Class M	08/10/20	$0.0006	$0.0001
Class C	08/10/20	$0.0003	$0.0001
Asset Manager 20%	08/10/20	$0.0009	$0.0001
Class I	08/10/20	$0.0009	$0.0001
Class Z	08/10/20	$0.0009	$0.0001

Class A	09/08/20	$0.0005	$0.0001
Class M	09/08/20	$0.0003	$0.0001
Class C	09/08/20	$0.0001	$0.0001
Asset Manager 20%	09/08/20	$0.0006	$0.0001
Class I	09/08/20	$0.0005	$0.0001
Class Z	09/08/20	$0.0006	$0.0001

Class A	10/05/20	$0.0008	$0.0001
Class M	10/05/20	$0.0006	$0.0001
Class C	10/05/20	$0.0004	$0.0001
Asset Manager 20%	10/05/20	$0.0009	$0.0001
Class I	10/05/20	$0.0009	$0.0001
Class Z	10/05/20	$0.0010	$0.0001

Class A	11/09/20	$0.0004	$0.0001
Class M	11/09/20	$0.0003	$0.0001
Class C	11/09/20	$0.0000	$0.0000
Asset Manager 20%	11/09/20	$0.0006	$0.0001
Class I	11/09/20	$0.0006	$0.0001
Class Z	11/09/20	$0.0007	$0.0001

Class A	12/31/20	$0.0075	$0.0009
Class M	12/31/20	$0.0072	$0.0009
Class C	12/31/20	$0.0066	$0.0009
Asset Manager 20%	12/31/20	$0.0080	$0.0009
Class I	12/31/20	$0.0079	$0.0009
Class Z	12/31/20	$0.0080	$0.0009
Fidelity Asset Manager 30%
Class A	02/10/20	$0.0005	$0.0001
Class M	02/10/20	$0.0003	$0.0001
Class C	02/10/20	$0.0000	$0.0000
Asset Manager 30%	02/10/20	$0.0006	$0.0001
Class I	02/10/20	$0.0006	$0.0001
Class Z	02/10/20	$0.0006	$0.0001

Class A	03/09/20	$0.0005	$0.0001
Class M	03/09/20	$0.0004	$0.0001
Class C	03/09/20	$0.0001	$0.0001
Asset Manager 30%	03/09/20	$0.0008	$0.0001
Class I	03/09/20	$0.0007	$0.0001
Class Z	03/09/20	$0.0008	$0.0001

Class A	04/06/20	$0.0011	$0.0001
Class M	04/06/20	$0.0010	$0.0001
Class C	04/06/20	$0.0006	$0.0001
Asset Manager 30%	04/06/20	$0.0013	$0.0001
Class I	04/06/20	$0.0012	$0.0001
Class Z	04/06/20	$0.0014	$0.0001

Class A	05/04/20	$0.0013	$0.0002
Class M	05/04/20	$0.0011	$0.0002
Class C	05/04/20	$0.0007	$0.0002
Asset Manager 30%	05/04/20	$0.0014	$0.0002
Class I	05/04/20	$0.0014	$0.0002
Class Z	05/04/20	$0.0015	$0.0002

Class A	06/08/20	$0.0008	$0.0001
Class M	06/08/20	$0.0006	$0.0001
Class C	06/08/20	$0.0002	$0.0001
Asset Manager 30%	06/08/20	$0.0010	$0.0001
Class I	06/08/20	$0.0010	$0.0001
Class Z	06/08/20	$0.0010	$0.0001

Class A	07/13/20	$0.0011	$0.0001
Class M	07/13/20	$0.0009	$0.0001
Class C	07/13/20	$0.0005	$0.0001
Asset Manager 30%	07/13/20	$0.0013	$0.0001
Class I	07/13/20	$0.0012	$0.0001
Class Z	07/13/20	$0.0013	$0.0001

Class A	08/10/20	$0.0009	$0.0001
Class M	08/10/20	$0.0008	$0.0001
Class C	08/10/20	$0.0004	$0.0001
Asset Manager 30%	08/10/20	$0.0011	$0.0001
Class I	08/10/20	$0.0011	$0.0001
Class Z	08/10/20	$0.0012	$0.0001

Class A	09/08/20	$0.0006	$0.0001
Class M	09/08/20	$0.0005	$0.0001
Class C	09/08/20	$0.0002	$0.0001
Asset Manager 30%	09/08/20	$0.0008	$0.0001
Class I	09/08/20	$0.0008	$0.0001
Class Z	09/08/20	$0.0008	$0.0001

Class A	10/05/20	$0.0011	$0.0002
Class M	10/05/20	$0.0010	$0.0002
Class C	10/05/20	$0.0006	$0.0002
Asset Manager 30%	10/05/20	$0.0014	$0.0002
Class I	10/05/20	$0.0014	$0.0002
Class Z	10/05/20	$0.0014	$0.0002

Class A	11/09/20	$0.0005	$0.0001
Class M	11/09/20	$0.0003	$0.0001
Class C	11/09/20	$0.0000	$0.0000
Asset Manager 30%	11/09/20	$0.0008	$0.0001
Class I	11/09/20	$0.0008	$0.0001
Class Z	11/09/20	$0.0008	$0.0001

Class A	12/31/20	$0.0100	$0.0012
Class M	12/31/20	$0.0096	$0.0012
Class C	12/31/20	$0.0087	$0.0012
Asset Manager 30%	12/31/20	$0.0105	$0.0012
Class I	12/31/20	$0.0105	$0.0012
Class Z	12/31/20	$0.0105	$0.0012
Fidelity Asset Manager 40%
Class A	04/06/20	$0.0024	$0.0004
Class M	04/06/20	$0.0018	$0.0004
Class C	04/06/20	$0.0003	$0.0004
Asset Manager 40%	04/06/20	$0.0033	$0.0004
Class I	04/06/20	$0.0032	$0.0004
Class Z	04/06/20	$0.0034	$0.0004

Class A	07/13/20	$0.0042	$0.0005
Class M	07/13/20	$0.0035	$0.0005
Class C	07/13/20	$0.0018	$0.0005
Asset Manager 40%	07/13/20	$0.0051	$0.0005
Class I	07/13/20	$0.0049	$0.0005
Class Z	07/13/20	$0.0052	$0.0005

Class A	10/05/20	$0.0042	$0.0005
Class M	10/05/20	$0.0034	$0.0005
Class C	10/05/20	$0.0020	$0.0005
Asset Manager 40%	10/05/20	$0.0050	$0.0005
Class I	10/05/20	$0.0049	$0.0005
Class Z	10/05/20	$0.0051	$0.0005

Class A	12/31/20	$0.0143	$0.0017
Class M	12/31/20	$0.0135	$0.0017
Class C	12/31/20	$0.0116	$0.0017
Asset Manager 40%	12/31/20	$0.0154	$0.0017
Class I	12/31/20	$0.0152	$0.0017
Class Z	12/31/20	$0.0155	$0.0017
Fidelity Asset Manager 50%
Class A	04/06/20	$0.0041	$0.0006
Class M	04/06/20	$0.0029	$0.0006
Class C	04/06/20	$0.0000	$0.0000
Asset Manager 50%	04/06/20	$0.0058	$0.0006
Class I	04/06/20	$0.0055	$0.0006
Class Z	04/06/20	$0.0062	$0.0006

Class A	07/13/20	$0.0080	$0.0010
Class M	07/13/20	$0.0065	$0.0010
Class C	07/13/20	$0.0032	$0.0010
Asset Manager 50%	07/13/20	$0.0098	$0.0010
Class I	07/13/20	$0.0097	$0.0010
Class Z	07/13/20	$0.0104	$0.0010

Class A	10/05/20	$0.0083	$0.0011
Class M	10/05/20	$0.0069	$0.0011
Class C	10/05/20	$0.0042	$0.0011
Asset Manager 50%	10/05/20	$0.0101	$0.0011
Class I	10/05/20	$0.0098	$0.0011
Class Z	10/05/20	$0.0105	$0.0011

Class A	12/31/20	$0.0278	$0.0031
Class M	12/31/20	$0.0263	$0.0031
Class C	12/31/20	$0.0227	$0.0031
Asset Manager 50%	12/31/20	$0.0302	$0.0031
Class I	12/31/20	$0.0299	$0.0031
Class Z	12/31/20	$0.0307	$0.0031
Fidelity Asset Manager 60%
Class A	12/31/20	$0.0372	$0.0046
Class M	12/31/20	$0.0312	$0.0046
Class C	12/31/20	$0.0187	$0.0046
Asset Manager 60%	12/31/20	$0.0443	$0.0046
Class I	12/31/20	$0.0430	$0.0046
Class Z	12/31/20	$0.0457	$0.0046
Fidelity Asset Manager 70%
Class A	12/31/20	$0.0754	$0.0095
Class M	12/31/20	$0.0636	$0.0095
Class C	12/31/20	$0.0359	$0.0095
Asset Manager 70%	12/31/20	$0.0909	$0.0095
Class I	12/31/20	$0.0864	$0.0095
Class Z	12/31/20	$0.0943	$0.0095
Fidelity Asset Manager 85%
Class A	12/31/20	$0.0750	$0.0095
Class M	12/31/20	$0.0613	$0.0095
Class C	12/31/20	$0.0294	$0.0095
Asset Manager 85%	12/31/20	$0.0929	$0.0095
Class I	12/31/20	$0.0909	$0.0095
Class Z	12/31/20	$0.0980	$0.0095

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Asset Manager 20%
Fidelity Asset Manager 30%
Fidelity Asset Manager 40%
Fidelity Asset Manager 50%
Fidelity Asset Manager 60%
Fidelity Asset Manager 70%
Fidelity Asset Manager 85%

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Asset Manager 20%

Fidelity Asset Manager 30%

Fidelity Asset Manager 40%

Fidelity Asset Manager 50%

Fidelity Asset Manager 60%

Fidelity Asset Manager 70%

Fidelity Asset Manager 85%

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class of each fund ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

AR-ANN-1121
1.878277.113

Fidelity® Health Savings Fund

Annual Report

September 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Life of fundA
Fidelity® Health Savings Fund	8.81%	9.06%
Class K	8.92%	9.16%

 A From March 2, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Health Savings Fund , a class of the fund, on March 2, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,469	Fidelity® Health Savings Fund
$10,186	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending September 30, 2021, global financial markets were influenced by several factors, including the broader reopening of businesses, an improved outlook for global economic growth, fiscal and monetary stimulus from U.S. and foreign governments, and the widespread distribution of COVID-19 vaccines. This backdrop was supportive of global equities until early September, when volatility and negative sentiment rose amid inflationary pressure, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus.

The MSCI ACWI (All Country World Index) ex USA Index gained 24.10% the past year, reflecting a -3.18 return in September. By region, Canada (+35%) led the way for the 12 months, followed by the U.K. (+31%), Europe ex U.K. and Asia Pacific ex Japan (+27% each). Conversely, emerging markets (+19%) and Japan (+22%) lagged. By sector, energy (+57%) fared best by a wide margin. Financials (+43%) and information technology (+37%) also stood out, while industrials (+29%) and materials (+28%) topped the index to a lesser degree. In contrast, communication services, consumer staples and consumer discretionary (+10% each) notably trailed the index.

The Dow Jones U.S. Total Stock Market Index gained 32.13% the past 12 months. Among sectors, energy (+90%) was the top performer. Financials (+61%), communication services (+39%) and real estate (+33%) also showed strength. In contrast, the defensive-oriented utilities and consumer staples sectors (+12% each) lagged most. Small-cap stocks, as measured by the Russell 2000® Index (+47.68%), handily topped the large-cap-oriented S&P 500® index (+30.00%). From a style standpoint, value stocks outpaced growth among all market capitalizations. Commodities, as measured by the Bloomberg Commodity Index Total Return, rose 42.29% for the 12 months.

Within fixed income, U.S. taxable investment-grade bonds returned -0.90%, according to the Bloomberg U.S. Aggregate Bond Index. Corporate bonds rose 1.45%, topping the -3.30% return of U.S. Treasuries. Mortgage-backed securities and agency securities returned -0.43% and -0.70%, respectively. Short-term (3-6 month) Treasuries gained 0.08%. Outside the index, U.S. corporate high-yield bonds (+11.46%), leveraged loans (+8.82%), Treasury Inflation-Protected Securities (+5.19%) and emerging-markets debt (+3.88%) all gained ground.

Comments from Co-Portfolio Manager Avishek Hazrachoudhury:  For the fiscal year ending September 30, 2021, the fund’s share classes gained roughly 9%, outpacing the 7.90% return of the benchmark Fidelity Health Savings Composite Index. Asset allocation and security selection contributed about equally versus the benchmark the past 12 months. The fund’s fixed-income strategy drove the contribution from asset allocation. Specifically, our positioning entailed underweighting investment-grade (IG) bonds in favor of out-of-benchmark long-term U.S. Treasuries, Treasury Inflation-Protected Securities (TIPS), high-yield corporate bonds, bank loans, emerging-markets (EM) debt and international corporate credit. Within our fixed-income strategy, underweighted exposure to U.S. IG debt and international corporate credit helped the most, as the performance of both asset classes substantially lagged the fund’s Composite benchmark. Exposure to high-yield bonds and loans also contributed, as these categories outperformed the Composite benchmark. The fund’s core equity allocation strategy – a roughly equal weighting in U.S. stocks, an underweighting in international developed-markets (DM) stocks and an overweighting in EM stocks – had a neutral impact on performance versus the benchmark. Negative results from our U.S. and DM positioning fully offset a contribution from our EM overweighting. A small, out-of-benchmark stake in REITs (real estate investment trusts) notably contributed, driven by a recovery in commercial real estate. Modest, out-of-benchmark exposure to commodity securities slightly detracted, due to poor performance from the Van Eck Vectors® Gold Miners ETF (-24%), which negated positive performance by the fund’s commodity strategy portfolio. Turning to security selection, picks in IG bonds, as well as stocks across the U.S. and international markets, all added value this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Holdings as of September 30, 2021

% of fund's net assets
Microsoft Corp.	1.1
Apple, Inc.	1.0
VanEck Vectors Gold Miners ETF	0.8
Alphabet, Inc. Class A	0.8
Amazon.com, Inc.	0.5
Facebook, Inc. Class A	0.4
Prologis (REIT), Inc.	0.3
Salesforce.com, Inc.	0.2
UnitedHealth Group, Inc.	0.2
Adobe, Inc.	0.2
5.5

Top Five Market Sectors as of September 30, 2021

% of fund's net assets
Financials	12.2
Information Technology	6.2
Industrials	5.1
Communication Services	4.1
Consumer Discretionary	3.7

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	30.5%
AAA,AA,A	13.8%
BBB	6.4%
BB and Below	9.4%
Not Rated	9.7%
Equities*	27.3%
Short-Term Investments and Net Other Assets	2.9%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stocks, Investment Companies and Equity Futures*	27.3%
Bonds	67.0%
Convertible Securities	0.1%
Other Investments	2.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 1.7%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 38.6% of net assets.

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Central Funds - 26.9%
	Shares	Value
Fidelity Commodity Strategy Central Fund (a)	112,889	$570,091
Fidelity Emerging Markets Equity Central Fund (a)	1,555	432,005
Fidelity International Equity Central Fund (a)	16,026	1,712,393
Fidelity Real Estate Equity Central Fund (a)	3,489	491,863
Fidelity U.S. Equity Central Fund (a)	43,726	5,794,947
TOTAL EQUITY CENTRAL FUNDS
(Cost $7,967,337)		9,001,299

Fixed-Income Central Funds - 38.5%
High Yield Fixed-Income Funds - 13.7%
Fidelity Emerging Markets Debt Central Fund (a)	341,280	3,112,477
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	724	72,677
Fidelity Floating Rate Central Fund (a)	8,523	859,984
Fidelity High Income Central Fund (a)	4,645	535,809

TOTAL HIGH YIELD FIXED-INCOME FUNDS		4,580,947

Investment Grade Fixed-Income Funds - 24.8%
Fidelity Inflation-Protected Bond Index Central Fund (a)	42,498	4,822,631
Fidelity Investment Grade Bond Central Fund (a)	30,541	3,496,949

TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		8,319,580

TOTAL FIXED-INCOME CENTRAL FUNDS
(Cost $12,726,041)		12,900,527

Money Market Central Funds - 1.2%
Fidelity Cash Central Fund 0.06% (b)
(Cost $412,124)	412,042	412,124

Investment Companies - 0.8%
VanEck Vectors Gold Miners ETF
(Cost $293,127)	9,070	267,293

Fixed-Income Funds - 32.8%
Fidelity International Bond Index Fund (c)	744,544	7,467,781
Fidelity Long-Term Treasury Bond Index Fund (c)	242,718	3,516,985
TOTAL FIXED-INCOME FUNDS
(Cost $11,154,027)		10,984,766
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $32,552,656)		33,566,009
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(70,658)
NET ASSETS - 100%		$33,495,351

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$886	$571,715	$160,477	$21	$--	$--	$412,124	0.0%
Fidelity Commodity Strategy Central Fund	--	595,656	13,522	90,089	198	(12,241)	570,091	0.1%
Fidelity Emerging Markets Debt Central Fund	754,232	2,605,242	242,487	81,866	(6,231)	1,721	3,112,477	0.1%
Fidelity Emerging Markets Debt Local Currency Central Fund	34,051	40,363	--	1,157	--	(1,737)	72,677	0.1%
Fidelity Emerging Markets Equity Central Fund	345,376	1,257,767	1,234,041	11,938	7,517	55,386	432,005	0.0%
Fidelity Floating Rate Central Fund	34,237	825,577	6,664	11,559	(7)	6,841	859,984	0.0%
Fidelity High Income Central Fund	129,693	463,779	84,288	17,414	484	26,141	535,809	0.0%
Fidelity Inflation-Protected Bond Index Central Fund	1,225,239	3,702,374	243,194	29,026	289	137,923	4,822,631	0.4%
Fidelity International Equity Central Fund	428,306	1,973,626	881,675	18,005	19,816	172,320	1,712,393	0.0%
Fidelity Investment Grade Bond Central Fund	1,218,676	3,400,200	1,059,487	80,028	(8,345)	(54,095)	3,496,949	0.0%
Fidelity Real Estate Equity Central Fund	10,874	451,330	12,477	4,438	1,089	41,047	491,863	0.0%
Fidelity U.S. Equity Central Fund	1,166,794	5,244,403	1,315,648	46,447	35,245	664,153	5,794,947	0.0%
Total	$5,348,364	$21,132,032	$5,253,960	$391,988	$50,055	$1,037,459	$22,313,950

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity International Bond Index Fund	$1,422,603	$6,586,789	$476,937	$24,008	$(2,201)	$(62,473)	$7,467,781
Fidelity Long-Term Treasury Bond Index Fund	548,472	3,409,882	275,266	67,227	(35,719)	(130,384)	3,516,985
Total	$1,971,075	$9,996,671	$752,203	$91,235	$(37,920)	$(192,857)	$10,984,766

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Central Funds	$9,001,299	$9,001,299	$--	$--
Fixed-Income Central Funds	12,900,527	12,900,527	--	--
Money Market Central Funds	412,124	412,124	--	--
Investment Companies	267,293	267,293	--	--
Fixed-Income Funds	10,984,766	10,984,766	--	--
Total Investments in Securities:	$33,566,009	$33,566,009	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	61.4%
Japan	4.3%
China	3.5%
United Kingdom	3.0%
France	2.4%
Germany	2.3%
Canada	1.7%
Netherlands	1.7%
Italy	1.6%
Cayman Islands	1.5%
Mexico	1.3%
Spain	1.2%
Multi-National	1.0%
Others (Individually Less Than 1%)	13.1%
100.0%

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $293,127)	$267,293
Fidelity Central Funds (cost $21,105,502)	22,313,950
Other affiliated issuers (cost $11,154,027)	10,984,766
Total Investment in Securities (cost $32,552,656)		$33,566,009
Cash		16,507
Receivable for fund shares sold		50,632
Dividends receivable		5,792
Distributions receivable from Fidelity Central Funds		18
Total assets		33,638,958
Liabilities
Payable for investments purchased	$125,509
Payable for fund shares redeemed	7,023
Accrued management fee	11,075
Total liabilities		143,607
Net Assets		$33,495,351
Net Assets consist of:
Paid in capital		$32,309,399
Total accumulated earnings (loss)		1,185,952
Net Assets		$33,495,351
Net Asset Value and Maximum Offering Price
Fidelity Health Savings Fund:
Net Asset Value, offering price and redemption price per share ($16,668,162 ÷ 1,486,868 shares)		$11.21
Class K:
Net Asset Value, offering price and redemption price per share ($16,827,189 ÷ 1,500,773 shares)		$11.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends:
Unaffiliated issuers		$2,016
Affiliated issuers		64,385
Income from Fidelity Central Funds		323,926
Total income		390,327
Expenses
Management fee	$80,836
Independent trustees' fees and expenses	46
Miscellaneous	3
Total expenses before reductions	80,885
Expense reductions	(63)
Total expenses after reductions		80,822
Net investment income (loss)		309,505
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,305
Fidelity Central Funds	50,055
Other affiliated issuers	(37,920)
Capital gain distributions from underlying funds:
Affiliated issuers	94,912
Total net realized gain (loss)		139,352
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(72,785)
Fidelity Central Funds	1,037,459
Other affiliated issuers	(192,857)
Total change in net unrealized appreciation (depreciation)		771,817
Net gain (loss)		911,169
Net increase (decrease) in net assets resulting from operations		$1,220,674

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	For the period March 2, 2020 (commencement of operations) to September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$309,505	$35,625
Net realized gain (loss)	139,352	4,623
Change in net unrealized appreciation (depreciation)	771,817	241,536
Net increase (decrease) in net assets resulting from operations	1,220,674	281,784
Distributions to shareholders	(272,227)	(25,412)
Share transactions - net increase (decrease)	24,915,306	7,375,226
Total increase (decrease) in net assets	25,863,753	7,631,598
Net Assets
Beginning of period	7,631,598	–
End of period	$33,495,351	$7,631,598

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Health Savings Fund

Years ended September 30,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.48	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.08
Net realized and unrealized gain (loss)	.76	.46
Total from investment operations	.92	.54
Distributions from net investment income	(.11)	(.06)
Distributions from net realized gain	(.08)	–
Total distributions	(.19)	(.06)
Net asset value, end of period	$11.21	$10.48
Total ReturnC,D	8.81%	5.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.45%G
Expenses net of fee waivers, if any	.45%	.45%G
Expenses net of all reductions	.45%	.45%G
Net investment income (loss)	1.48%	1.36%G
Supplemental Data
Net assets, end of period (000 omitted)	$16,668	$4,324
Portfolio turnover rateH	31%	43%G

 A For the period March 2, 2020 (commencement of operations) to September 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Health Savings Fund Class K

Years ended September 30,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.48	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.09
Net realized and unrealized gain (loss)	.75	.45
Total from investment operations	.93	.54
Distributions from net investment income	(.12)	(.06)
Distributions from net realized gain	(.08)	–
Total distributions	(.20)	(.06)
Net asset value, end of period	$11.21	$10.48
Total ReturnC,D	8.92%	5.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%	.35%G
Expenses net of fee waivers, if any	.35%	.35%G
Expenses net of all reductions	.35%	.35%G
Net investment income (loss)	1.58%	1.46%G
Supplemental Data
Net assets, end of period (000 omitted)	$16,827	$3,308
Portfolio turnover rateH	31%	43%G

 A For the period March 2, 2020 (commencement of operations) to September 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Health Savings Fund (the Fund) is a fund of Fidelity Charles Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Health Savings Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Shares are available only to certain Fidelity health savings accounts.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	Less than .005%
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Emerging Markets Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures	.03%
Fidelity International Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures	.01%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Delayed Delivery & When Issued Securities Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Restricted Securities Swaps	Less than .005%
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	Restricted Securities	Less than .005%
Fidelity U.S. Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in common stocks, allocated across different market sectors.	Delayed Delivery & When Issued Securities Foreign Securities Futures Restricted Securities	Less than .005%
Fidelity Emerging Markets Debt Local Currency Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets and denominated in the local currency of the issuer.	Foreign Securities	.04%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. The aggregate value of investments by input level as of September 30, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,335,943
Gross unrealized depreciation	(408,919)
Net unrealized appreciation (depreciation)	$927,024
Tax Cost	$32,638,985

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$188,140
Undistributed long-term capital gain	$70,787
Net unrealized appreciation (depreciation) on securities and other investments	$927,024

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2020(a)
Ordinary Income	$242,688	$ 25,412
Long-term Capital Gains	29,539	–
Total	$272,227	$ 25,412

 (a) For the period March 2, 2020 (commencement of operations) to September 30, 2020.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Health Savings Fund	30,928,160	6,218,600

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which each class of the Fund pays a monthly management fee. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During the period, the management fee for each class of the Fund was as follows:

Annual % of Class-Level Average Net Assets
Fidelity Health Savings Fund	.45%
Class K	.35%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Health Savings Fund	$31

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Health Savings Fund	$3

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $63.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2021	Year ended September 30, 2020(a)
Fidelity Health Savings Fund
Distributions to shareholders
Fidelity Health Savings Fund	$139,713	$12,961
Class K	132,514	12,451
Total	$272,227	$25,412

 (a) For the period March 2, 2020 (commencement of operations) to September 30, 2020.

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2021	Year ended September 30, 2020(a)	Year ended September 30, 2021	Year ended September 30, 2020(a)
Fidelity Health Savings Fund
Fidelity Health Savings Fund
Shares sold	1,320,256	414,555	$14,576,955	$4,210,858
Reinvestment of distributions	12,630	1,266	138,741	12,925
Shares redeemed	(258,681)	(3,158)	(2,879,082)	(32,523)
Net increase (decrease)	1,074,205	412,663	$11,836,614	$4,191,260
Class K
Shares sold	1,379,785	317,469	$15,252,968	$3,203,596
Reinvestment of distributions	12,023	1,226	132,407	12,451
Shares redeemed	(206,641)	(3,089)	(2,306,683)	(32,081)
Net increase (decrease)	1,185,167	315,606	$13,078,692	$3,183,966

 (a) For the period March 2, 2020 (commencement of operations) to September 30, 2020.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Health Savings Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Health Savings Fund (the "Fund"), a fund of Fidelity Charles Street Trust, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 2, 2020 (commencement of operations) through September 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from March 2, 2020 (commencement of operations) through September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Health Savings Fund
Fidelity Health Savings Fund	.45%
Actual		$1,000.00	$1,041.60	$2.30
Hypothetical-C		$1,000.00	$1,022.81	$2.28
Class K	.35%
Actual		$1,000.00	$1,042.00	$1.79
Hypothetical-C		$1,000.00	$1,023.31	$1.78

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $71,508, or, if subsequently determined to be different, the net capital gain of such year.

A total of 25.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 99.22% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Fidelity Health Savings Fund	Class K
Fidelity Health Savings Fund
October, 2020	0%	0%
November, 2020	0%	0%
December, 2020	5%	5%
February, 2021	16%	12%
March, 2021	16%	12%
April, 2021	15%	13%
May, 2021	15%	13%
June, 2021	14%	14%
July, 2021	14%	14%
August, 2021	15%	13%
September 2021	16%	13%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Fidelity Health Savings Fund	Class K
Fidelity Health Savings Fund
October, 2020	0%	0%
November, 2020	0%	0%
December, 2020	12%	11%
February, 2021	41%	31%
March, 2021	40%	32%
April, 2021	38%	34%
May, 2021	38%	34%
June, 2021	36%	36%
July, 2021	37%	35%
August, 2021	38%	34%
September 2021	40%	32%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a Section 199A dividend:

	Fidelity Health Savings Fund	Class K
Fidelity Health Savings Fund
October, 2020	0%	0%
November, 2020	0%	0%
December, 2020	1%	1%
February, 2021	4%	3%
March, 2021	4%	3%
April, 2021	4%	3%
May, 2021	4%	3%
June, 2021	4%	4%
July, 2021	4%	4%
August, 2021	4%	3%
September 2021	4%	3%

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Health Savings Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which the fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that the fund bears indirectly the fees and expenses, including the management fees, paid by the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for the period. The Board noted that the majority of the management fees for the funds in the affiliated funds-of funds mapped group do not include the acquired fund fees and expenses of the underlying funds, and when compared to the total expenses of its competitors, including acquired fund fees and expenses, the representative class of the fund ranked below median.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's class-level management fee rate under the fund's management contract. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the unified fee arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked above the similar sales load structure group competitive median for the period and below the ASPG competitive median for the period. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily due to differences in transfer agent fees.

In considering the total expense ratio of the representative class of the fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the class and the other funds and classes to which it is compared. The Board noted that, under this alternative competitive analysis, the total expense ratio of the retail class ranked below the similar sales load structure group competitive median for the period and below the ASPG competitive median for the period.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the fund invests.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HSF-ANN-1121
1.9897530.101

Fidelity® Health Savings Index Fund

Annual Report

September 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Life of fundA
Fidelity® Health Savings Index Fund	7.99%	8.00%

 A From March 2, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Health Savings Index Fund on March 2, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,293	Fidelity® Health Savings Index Fund
$10,186	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending September 30, 2021, global financial markets were influenced by several factors, including the broader reopening of businesses, an improved outlook for global economic growth, fiscal and monetary stimulus from U.S. and foreign governments, and the widespread distribution of COVID-19 vaccines. This backdrop was supportive of global equities until early September, when volatility and negative sentiment rose amid inflationary pressure, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus.

The MSCI ACWI (All Country World Index) ex USA Index gained 24.10% the past year, reflecting a -3.18 return in September. By region, Canada (+35%) led the way for the 12 months, followed by the U.K. (+31%), Europe ex U.K. and Asia Pacific ex Japan (+27% each). Conversely, emerging markets (+19%) and Japan (+22%) lagged. By sector, energy (+57%) fared best by a wide margin. Financials (+43%) and information technology (+37%) also stood out, while industrials (+29%) and materials (+28%) topped the index to a lesser degree. In contrast, communication services, consumer staples and consumer discretionary (+10% each) notably trailed the index.

The Dow Jones U.S. Total Stock Market Index gained 32.13% the past 12 months. Among sectors, energy (+90%) was the top performer. Financials (+61%), communication services (+39%) and real estate (+33%) also showed strength. In contrast, the defensive-oriented utilities and consumer staples sectors (+12% each) lagged most. Small-cap stocks, as measured by the Russell 2000® Index (+47.68%), handily topped the large-cap-oriented S&P 500® index (+30.00%). From a style standpoint, value stocks outpaced growth among all market capitalizations. Commodities, as measured by the Bloomberg Commodity Index Total Return, rose 42.29% for the 12 months.

Within fixed income, U.S. taxable investment-grade bonds returned -0.90%, according to the Bloomberg U.S. Aggregate Bond Index. Corporate bonds rose 1.45%, topping the -3.30% return of U.S. Treasuries. Mortgage-backed securities and agency securities returned -0.43% and -0.70%, respectively. Short-term (3-6 month) Treasuries gained 0.08%. Outside the index, U.S. corporate high-yield bonds (+11.46%), leveraged loans (+8.82%), Treasury Inflation-Protected Securities (+5.19%) and emerging-markets debt (+3.88%) all gained ground.

Comments from Co-Portfolio Manager Avishek Hazrachoudhury:  For the fiscal year ending September 30, 2021, the fund gained 7.99%, performing roughly in line with the 7.90% advance of the benchmark Fidelity Health Savings Composite Index. Overall, the fund’s asset class positioning among equity and fixed-income investments aided relative performance the past twelve months. The fund’s core equity allocation strategy – a roughly equal weighting in U.S. stocks, an underweighting in international developed-markets (DM) stocks and an overweighting emerging-markets (EM) stocks – had a neutral impact on performance versus the benchmark. The negative impact of our U.S. and DM equity positioning fully offset the contribution from our EM overweighting. A small, out-of-benchmark stake in REITs (real estate investment trusts) also helped considerably, driven by a recovery in commercial real estate. Modest, out-of-benchmark exposure to commodity securities slightly detracted, due to poor performance from the Van Eck Vectors® Gold Miners ETF (-24%), which negated positive performance generated by the fund’s commodity strategy portfolio. The fund’s fixed-income allocation strategy added the most value this period. Specifically, our positioning entailed underweighting investment-grade (IG) bonds in favor of out-of-benchmark long-term U.S. Treasuries, Treasury Inflation-Protected Securities (TIPS), high-yield corporate bonds, bank loans, EM debt and international corporate credit. Within our fixed-income strategy, underweighted exposure to U.S. IG debt and international corporate credit helped the most, as the performance of both asset classes substantially lagged the fund’s Composite benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Holdings as of September 30, 2021

% of fund's net assets
Fidelity International Bond Index Fund	22.2
Fidelity Total Market Index Fund	17.3
Fidelity U.S. Bond Index Fund	10.7
Fidelity Long-Term Treasury Bond Index Fund	10.5
iShares JPMorgan USD Emerging Markets Bond ETF	9.3
Fidelity International Index Fund	5.1
Invesco Senior Loan ETF	2.4
iShares iBoxx $ High Yield Corporate Bond ETF	1.6
Fidelity Real Estate Index Fund	1.5
Fidelity Emerging Markets Index Fund	1.3
81.9

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	14.3%
Equities	84.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2021
Stocks, Investment Companies and Equity Futures	41.2%
Bonds	57.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

At period end, foreign investments including the Fund's pro-rata share of the underlying Central Funds, other than the Commodity Strategy Central and Money Market Funds, was 0.0% of net assets.

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Equity Funds - 26.9%
	Shares	Value
Fidelity Commodity Strategy Fund (a)	32,102	$286,031
Fidelity Emerging Markets Index Fund (a)	17,619	220,417
Fidelity International Index Fund (a)	17,614	865,890
Fidelity Real Estate Index Fund (a)	13,964	247,857
Fidelity Total Market Index Fund (a)	23,545	2,916,306
TOTAL EQUITY FUNDS
(Cost $4,039,496)		4,536,501

Fixed-Income Central Funds - 14.3%
Investment Grade Fixed-Income Funds - 14.3%
Fidelity Inflation-Protected Bond Index Central Fund (b)
(Cost $2,331,773)	21,321	2,419,451

Money Market Central Funds - 1.3%
Fidelity Cash Central Fund 0.06% (c)
(Cost $210,775)	210,733	210,775

Investment Companies - 14.3%
Invesco Senior Loan ETF	18,725	414,010
iShares iBoxx $ High Yield Corporate Bond ETF	3,009	263,257
iShares JPMorgan USD Emerging Markets Bond ETF	14,189	1,561,641
VanEck JP Morgan EM Local Currency Bond ETF	1,352	40,519
VanEck Vectors Gold Miners ETF	4,639	136,711
TOTAL INVESTMENT COMPANIES
(Cost $2,448,838)		2,416,138

Fixed-Income Funds - 43.4%
Fidelity International Bond Index Fund (a)	372,968	3,740,867
Fidelity Long-Term Treasury Bond Index Fund (a)	122,445	1,774,229
Fidelity U.S. Bond Index Fund (a)	148,762	1,797,049
TOTAL FIXED-INCOME FUNDS
(Cost $7,409,096)		7,312,145
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $16,439,978)		16,895,010
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(30,901)
NET ASSETS - 100%		$16,864,109

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,072	$1,348,079	$1,138,376	$18	$--	$--	$210,775	0.0%
Fidelity Inflation-Protected Bond Index Central Fund	583,019	1,932,115	163,436	13,749	(37)	67,790	2,419,451	0.2%
Total	$584,091	$3,280,194	$1,301,812	$13,767	$(37)	$67,790	$2,630,226

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Commodity Strategy Fund	$--	$292,360	$7,403	$36,048	$82	$992	$286,031
Fidelity Emerging Markets Index Fund	164,311	770,426	739,946	4,030	(754)	26,380	220,417
Fidelity International Bond Index Fund	672,423	3,380,564	279,618	11,694	(1,471)	(31,031)	3,740,867
Fidelity International Index Fund	196,940	1,033,088	429,810	6,551	4,624	61,048	865,890
Fidelity Long-Term Treasury Bond Index Fund	260,614	1,748,997	156,006	32,606	(17,902)	(61,474)	1,774,229
Fidelity Real Estate Index Fund	5,060	229,419	6,844	565	437	19,785	247,857
Fidelity Total Market Index Fund	551,957	2,698,115	668,255	13,423	12,994	321,495	2,916,306
Fidelity U.S. Bond Index Fund	576,729	2,738,775	1,483,671	24,739	(7,129)	(27,655)	1,797,049
Total	$2,428,034	$12,891,744	$3,771,553	$129,656	$(9,119)	$309,540	$11,848,646

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$4,536,501	$4,536,501	$--	$--
Fixed-Income Central Funds	2,419,451	2,419,451	--	--
Money Market Central Funds	210,775	210,775	--	--
Investment Companies	2,416,138	2,416,138	--	--
Fixed-Income Funds	7,312,145	7,312,145	--	--
Total Investments in Securities:	$16,895,010	$16,895,010	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,448,838)	$2,416,138
Fidelity Central Funds (cost $2,542,548)	2,630,226
Other affiliated issuers (cost $11,448,592)	11,848,646
Total Investment in Securities (cost $16,439,978)		$16,895,010
Cash		12,069
Receivable for investments sold		49,734
Receivable for fund shares sold		51,629
Dividends receivable		5,439
Distributions receivable from Fidelity Central Funds		10
Total assets		17,013,891
Liabilities
Payable for investments purchased	$108,481
Payable for fund shares redeemed	39,893
Accrued management fee	1,408
Total liabilities		149,782
Net Assets		$16,864,109
Net Assets consist of:
Paid in capital		$16,358,706
Total accumulated earnings (loss)		505,403
Net Assets		$16,864,109
Net Asset Value, offering price and redemption price per share ($16,864,109 ÷ 1,524,465 shares)		$11.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Dividends:
Unaffiliated issuers		$46,214
Affiliated issuers		99,867
Income from Fidelity Central Funds		13,767
Total income		159,848
Expenses
Management fee	$14,847
Independent trustees' fees and expenses	22
Miscellaneous	2
Total expenses before reductions	14,871
Expense reductions	(5,116)
Total expenses after reductions		9,755
Net investment income (loss)		150,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,426
Fidelity Central Funds	(37)
Other affiliated issuers	(9,119)
Capital gain distributions from underlying funds:
Affiliated issuers	29,789
Total net realized gain (loss)		46,059
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(70,525)
Fidelity Central Funds	67,790
Other affiliated issuers	309,540
Total change in net unrealized appreciation (depreciation)		306,805
Net gain (loss)		352,864
Net increase (decrease) in net assets resulting from operations		$502,957

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	For the period March 2, 2020 (commencement of operations) to September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$150,093	$15,123
Net realized gain (loss)	46,059	(14,764)
Change in net unrealized appreciation (depreciation)	306,805	148,227
Net increase (decrease) in net assets resulting from operations	502,957	148,586
Distributions to shareholders	(122,842)	(12,396)
Share transactions
Proceeds from sales of shares	15,858,209	3,548,797
Reinvestment of distributions	122,520	12,392
Cost of shares redeemed	(3,105,773)	(88,341)
Net increase (decrease) in net assets resulting from share transactions	12,874,956	3,472,848
Total increase (decrease) in net assets	13,255,071	3,609,038
Net Assets
Beginning of period	3,609,038	–
End of period	$16,864,109	$3,609,038
Other Information
Shares
Sold	1,447,681	353,945
Issued in reinvestment of distributions	11,240	1,228
Redeemed	(281,036)	(8,593)
Net increase (decrease)	1,177,885	346,580

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Health Savings Index Fund

Years ended September 30,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.06
Net realized and unrealized gain (loss)	.66	.40
Total from investment operations	.83	.46
Distributions from net investment income	(.14)	(.05)
Distributions from net realized gain	(.04)	–
Total distributions	(.18)	(.05)
Net asset value, end of period	$11.06	$10.41
Total ReturnC,D	7.99%	4.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	.15%	.15%G
Expenses net of fee waivers, if any	.10%	.10%G
Expenses net of all reductions	.10%	.10%G
Net investment income (loss)	1.51%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$16,864	$3,609
Portfolio turnover rateH	42%	71%G

 A For the period March 2, 2020 (commencement of operations) to September 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Health Savings Index Fund (the Fund) is a fund of Fidelity Charles Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares are available only to certain Fidelity health savings accounts.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy. The aggregate value of investments by input level as of September 30, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$629,312
Gross unrealized depreciation	(219,476)
Net unrealized appreciation (depreciation)	$409,836
Tax Cost	$16,485,174

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$74,611
Undistributed long-term capital gain	$20,956
Net unrealized appreciation (depreciation) on securities and other investments	$409,836

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2020(a)
Ordinary Income	$119,730	$ 12,396
Long-term Capital Gains	3,112	–
Total	$122,842	$ 12,396

 (a) For the period March 2, 2020 (commencement of operations) to September 30, 2020.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Health Savings Index Fund	16,865,859	4,108,150

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .15% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Health Savings Index Fund	$29

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Health Savings Index Fund	$2

7. Expense Reductions.

The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of average net assets until January 31, 2023. For the period, management fees were reduced by $4,949.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $167.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Health Savings Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Health Savings Index Fund (the "Fund"), a fund of Fidelity Charles Street Trust, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 2, 2020 (commencement of operations) through September 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from March 2, 2020 (commencement of operations) through September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Health Savings Index Fund	.10%
Actual		$1,000.00	$1,038.90	$.51
Hypothetical-C		$1,000.00	$1,024.57	$.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $24,056, or, if subsequently determined to be different, the net capital gain of such year.

A total of 27.95% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 99.00% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year for the fund qualify for the dividends–received deduction for corporate shareholders:

December	20%
February	3%
March	3%
April	3%
May	3%
June	3%
July	3%
August	3%
September	3%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December	38%
February	5%
March	5%
April	5%
May	5%
June	5%
July	5%
August	5%
September	5%

The fund designates 3% of the dividend distributed in December during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Health Savings Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which the fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that the fund bears indirectly the fees and expenses, including the management fees, paid by the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for the period.

The Board considered that FMR has contractually agreed to waive 0.05% of the fund's management fee through January 31, 2022.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median for the period and below the ASPG competitive median for the period.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the fund invests.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HSI-ANN-1121
1.9897521.101

Item 2.

Code of Ethics

As of the end of the period, September 30, 2021, Fidelity Charles Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70%, and Fidelity Asset Manager 85%, Fidelity Health Savings Fund, and Fidelity Health Savings Index Fund for services rendered to (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Asset Manager 20%	$20,000	$-	$7,600	$600
Fidelity Asset Manager 30%	$20,000	$-	$7,600	$600
Fidelity Asset Manager 40%	$20,000	$-	$7,600	$600
Fidelity Asset Manager 50%	$20,000	$-	$7,600	$600
Fidelity Asset Manager 60%	$20,000	$-	$7,600	$600
Fidelity Asset Manager 70%	$20,000	$-	$7,300	$600
Fidelity Asset Manager 85%	$20,000	$-	$7,600	$600
Fidelity Health Savings Fund	$15,400	$-	$7,600	$400
Fidelity Health Savings Index Fund	$14,800	$-	$7,600	$400

September 30, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Asset Manager 20%	$29,300	$-	$7,700	$500
Fidelity Asset Manager 30%	$20,700	$-	$7,700	$500
Fidelity Asset Manager 40%	$20,700	$-	$7,700	$500
Fidelity Asset Manager 50%	$20,700	$-	$7,400	$500
Fidelity Asset Manager 60%	$20,700	$-	$7,700	$500
Fidelity Asset Manager 70%	$20,700	$-	$7,700	$500
Fidelity Asset Manager 85%	$20,700	$-	$7,700	$500
Fidelity Health Savings Fund	$13,200	$-	$7,100	$200
Fidelity Health Savings Index Fund	$12,600	$-	$7,100	$200

A Amounts may reflect rounding.

B Fidelity Health Savings Fund and Fidelity Health Savings Index Fund commenced operations on March 2, 2020.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2021A	September 30, 2020A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Health Savings Fund and Fidelity Health Savings Index Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2021A	September 30, 2020A,B
Deloitte Entities	$594,700	$576,300

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Health Savings Fund and Fidelity Health Savings Index Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Charles Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 18, 2021